JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

March 9, 2009

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Trust (“JHT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 20, 2009 at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of six series or funds of JHT — the Core Equity Trust, U.S. Large Cap Trust, Income & Value Trust, Mid Cap Value Trust, Small Company Trust and Classic Value Trust (each, an “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of that Acquired Fund into the corresponding series or fund of JHT listed below (each, an “Acquiring Fund”) (the “Reorganization”):

Acquired Funds		Corresponding Acquiring Funds

Core Equity Trust	—	Fundamental Value Trust
U.S. Large Cap Trust	—	American Growth-Income Trust
Income & Value Trust	—	American Asset Allocation Trust
Mid Cap Value Trust	—	Mid Value Trust
Small Company Trust	—	Small Company Value Trust
Classic Value Trust	—	Equity-Income Trust

Under the Plan and with respect to each of the six combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Series I, Series II and NAV shares, as applicable, of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds, except that holders of NAV shares of the U.S. Large Cap Trust and Income & Value Trust will receive Series I shares of, respectively, the American Growth-Income Trust and American Asset Allocation Trust. If approved by shareholders of the Acquired Funds, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on May 1, 2009. All share classes of each Acquired

Fund will vote in the aggregate and not by class with respect to the proposed Reorganization as to that Fund. The consummation of the Reorganization as to any Acquired Fund and its corresponding Acquiring Fund is not contingent upon such consummation as to any other Acquired and Acquiring Funds.

The Board of Trustees of JHT (the “Board”) has unanimously approved the Reorganization, and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Funds in favor of Acquiring Funds having better performance records and expected to have improved prospects for continued asset growth. The Reorganization will permit shareholders of the Acquired Funds to pursue substantially the same or similar investment objectives and/or principal strategies as shareholders of the corresponding Acquiring Funds (indirectly in the case of two Acquiring Funds — the American Growth-Income Trust and American Asset Allocation Trust — that are “feeder funds” which invest in shares of “master funds” that invest directly in portfolio securities). Although the Acquiring Funds in the combinations involving the Income & Value Trust and the Mid Cap Value Trust have higher overall expense ratios than these Acquired Funds, and holders of NAV shares of the U.S. Large Cap Trust will receive from its corresponding Acquiring Fund Series I shares having higher overall expense ratios than these NAV shares, each of the Acquiring Funds has, for the one-and five-year periods ended September 30, 2008, and in some cases since the inception of the corresponding Acquired Fund, outperformed its corresponding Acquired Fund. While the Acquired Funds, because of their underperformance and, for certain Acquired Funds (the Core Equity Trust, Small Company Trust and Classic Value Trust), their relatively small asset size, are believed unlikely to attract significant new assets, each Acquired Fund in combination with its corresponding Acquiring Fund is expected to have improved prospects for growth and efficient management.

The value of your investment will not be affected by the Reorganization. Furthermore, the combinations involving the Core Equity Trust, Mid Cap Value Trust and Small Company Trust are expected to qualify as tax-free reorganizations for federal income tax purposes and, although the combinations involving the U.S. Large Cap Trust, Income & Value Trust and Classic Value Trust are not expected to so qualify, these transactions are not expected to be taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Acquired Funds. The expenses of the combinations involving U.S. Large Cap Trust, Income & Value Trust and Classic Value Trust will be borne by these Acquired Funds because they are expected principally to benefit from the combinations, the expenses of the combination involving the Mid Cap Value Trust will be allocated between the Acquired and Acquiring Funds on a relative net asset basis because both Funds are expected to benefit from the combination, and the expenses of the combination involving the Core Equity Trust and

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Small Company Trust will be borne by John Hancock Investment Management Services, LLC, JHT’s investment adviser, in view of the impact on these Acquired Funds of recent, significant asset redemptions by JHT’s Lifestyle Trusts.

Davis Selected Advisers, L.P., the subadviser to the Fundamental Value Trust, became the subadviser to the Core Equity Trust effective December 19, 2008, and T. Rowe Price Associates, Inc., the subadviser to the Mid Value Trust, Small Company Value Trust, and Equity-Income Trust, became the subadviser to the Mid Cap Value Trust effective January 9, 2009 and the subadviser to the Small Company Trust and Classic Value Trust effective December 19, 2008. Consequently, each of these Acquiring Funds and its corresponding Acquired Fund have the same subadviser. JHT is not required to obtain shareholder approval, and is not requesting that you give voting instructions, with respect to these subadviser changes. The enclosed Proxy Statement/Prospectus, however, provides information about these new subadvisory arrangements.

* * *

Although you are not a shareholder of JHT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”), John Hancock Life Insurance Company of New York (“JHLICO New York”), John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHT’s Funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds attributable to your contract as of February 20, 2009, the record date for the Meeting. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of each Acquired Fund issued to such companies in proportion to the timely voting instructions with respect to that Fund received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus for JHT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has unanimously voted in favor of the proposed Reorganization and recommends that you give voting instructions for its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by April 19, 2009. To give voting instructions by

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touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

— For JHLICO (U.S.A.) variable annuity contracts:	(800) 344-1029
— For JHLICO (U.S.A.) variable life contracts:	(800) 827-4546
— For JHLICO New York variable annuity contracts:	(800) 551-2078
— For JHLICO New York variable life contracts:	(888) 267-7784
— For JHLICO and JHVLICO contracts:	(800) 824-0335

Sincerely,

Thomas Kinzler
Secretary
John Hancock Trust

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JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Core Equity Trust, U.S. Large Cap Trust, Income & Value Trust, Mid Cap Value Trust, Small Company Trust and Classic Value Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Core Equity Trust, U.S. Large Cap Trust, Income & Value Trust, Mid Cap Value Trust, Small Company Trust and Classic Value Trust, each a separate series or fund of John Hancock Trust (“JHT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 20, 2009 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the Core Equity Trust into the Fundamental Value Trust. (Only shareholders of the Core Equity Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. Large Cap Trust into the American Growth-Income Trust. (Only shareholders of the U.S. Large Cap Trust will vote on Proposal 2)

Proposal 3	Approval of Agreement and Plan of Reorganization providing for the combination of the Income & Value Trust into the American Asset Allocation Trust. (Only shareholders of the Income & Value Trust will vote on Proposal 3)

Proposal 4	Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Value Trust into the Mid Value Trust. (Only shareholders of the Mid Cap Value Trust will vote on Proposal 4)

Proposal 5	Approval of Agreement and Plan of Reorganization providing for the combination of the Small Company Trust into the Small Company Value Trust. (Only shareholders of the Small Company Trust will vote on Proposal 5)

Proposal 6	Approval of Agreement and Plan of Reorganization providing for the combination of the Classic Value Trust into the Equity-Income Trust. (Only shareholders of the Classic Value Trust will vote on Proposal 6)

Any other business that may properly come before the Meeting.

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The Board of Trustees of JHT recommends that shareholders vote FOR each Proposal.

Approval of each proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund.

Each shareholder of record at the close of business on February 20, 2009 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

Thomas Kinzler
Secretary

March 9, 2009
Boston, Massachusetts

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JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 2009

RELATING TO THE COMBINATIONS OF:

(1) THE CORE EQUITY TRUST INTO THE FUNDAMENTAL VALUE TRUST;
(2) THE U.S. LARGE CAP TRUST INTO THE AMERICAN GROWTH-INCOME TRUST;
(3) THE INCOME & VALUE TRUST INTO THE AMERICAN ASSET ALLOCATION TRUST;
(4) THE MID CAP VALUE TRUST INTO THE MID VALUE TRUST;
(5) THE SMALL COMPANY TRUST INTO THE SMALL COMPANY VALUE TRUST; AND
(6) THE CLASSIC VALUE TRUST INTO THE EQUITY-INCOME TRUST.

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Trust (“JHT”) of proxies to be used at a Special Meeting of Shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 20, 2009, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of six series or funds of JHT — the Core Equity Trust, U.S. Large Cap Trust, Income & Value Trust, Mid Cap Value Trust, Small Company Trust and Classic Value Trust (each, an “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Fund into the corresponding JHT fund listed below (each, an “Acquiring Fund”) (each a “Combination” and collectively the “Reorganization”):

Acquired Funds		Corresponding Acquiring Funds

Core Equity Trust	—	Fundamental Value Trust
U.S. Large Cap Trust	—	American Growth-Income Trust
Income & Value Trust	—	American Asset Allocation Trust
Mid Cap Value Trust	—	Mid Value Trust
Small Company Trust	—	Small Company Value Trust
Classic Value Trust	—	Equity-Income Trust

Under the Plan and with respect to each of the six Combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the

Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization (the “Exchange Date”). Holders of Series I, Series II and NAV shares, as applicable, of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds, except that holders of NAV shares of the U.S. Large Cap Trust and Income & Value Trust will receive Series I shares of, respectively, the American Growth-Income Trust and American Asset Allocation Trust. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that Fund as of the close of regularly scheduled trading on the NYSE on May 1, 2009. All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the Reorganization as to any Acquired Fund and its corresponding Acquired Fund is not contingent upon such consummation as to any other Acquired and Acquiring Funds. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. JHT’s Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds, and the most recent Annual Report contains discussions of the market conditions and investment strategies that significantly affected such Funds during their fiscal year ended December 31, 2007. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below.

For two of the Acquired Funds, the U.S. Large Cap Trust and Income & Value Trust, the corresponding Acquiring Funds, the American Growth-Income Trust and American Asset Allocation Trust, operate as “feeder funds” in a “master-feeder structure,” and each invests its assets in Class 1 shares of a “master fund” having the same investment objective as the feeder fund. The master funds for the American Growth-Income Trust and American Asset Allocation Trust are, respectively, the Growth-Income Fund and Asset Allocation Fund, each a series of the American Funds Insurance Series. For shareholders of these Acquired Funds, this Proxy Statement/Prospectus is accompanied by the American Funds Insurance Series prospectus, dated October 1, 2008, relating to these master funds.

Davis Selected Advisers, L.P., the subadviser to the Fundamental Value Trust, became the subadviser to the Core Equity Trust effective December 19, 2008, and T. Rowe Price Associates, Inc., the subadviser to the Mid Value Trust, Small Company Value Trust, and Equity-Income Trust, became the subadviser to the Mid Cap Value Trust effective January 9, 2009 and the subadviser to the Small Company Trust and

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Classic Value Trust effective December 19, 2008. JHT is not required to obtain shareholder approval, and is not requesting that you give voting instructions, with respect to these subadviser changes. The enclosed Proxy Statement/Prospectus, however, provides information about these new subadvisory arrangements.

A Statement of Additional Information dated March 9, 2009 (the “SAI”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statements of Additional Information of JHT dated May 1, 2008 and relating to the Acquired and Acquiring Funds (the “JHT SAIs”). Copies of the SAI, which will be accompanied by copies of the JHT SAIs, may be obtained without charge by writing to JHT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/Prospectus, references to information found or included in the SAI include information found or included in the JHT SAIs. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

— (800) 344-1029 (JHLICO (U.S.A.) variable annuity contracts);

— (800) 827-4546 (JHLICO (U.S.A.) variable life contracts);

— (800) 551-2078 (JHLICO New York variable annuity contracts);

— (800) 267-7784 (JHLICO New York variable life contracts); or

— (800) 824-0335 (JHLICO and JHVLICO contracts).

JHT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is March 9, 2009.

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		Page

Introduction		1
Overview of the Reorganization		1
Proposal 1	Approval of Agreement and Plan of Reorganization providing for the Combination of the Core Equity Trust into the Fundamental Value Trust. (Only shareholders of the Core Equity Trust will vote on Proposal 1)	5
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the Combination of the U.S. Large Cap Trust into the American Growth-Income Trust. (Only shareholders of the U.S. Large Cap Trust will vote on Proposal 2)	13
Proposal 3	Approval of Agreement and Plan of Reorganization providing for the Combination of the Income & Value Trust into the American Asset Allocation Trust. (Only shareholders of the Income & Value Trust will vote on Proposal 3)	22
Proposal 4	Approval of Agreement and Plan of Reorganization providing for the Combination of the Mid Cap Value Trust into the Mid Value Trust. (Only shareholders of the Mid Cap Value Trust will vote on Proposal 4)	32
Proposal 5	Approval of Agreement and Plan of Reorganization providing for the Combination of the Small Company Trust into the Small Company Value Trust. (Only shareholders of the Small Company Trust will vote on Proposal 5)	41
Proposal 6	Approval of Agreement and Plan of Reorganization providing for the Combination of the Classic Value Trust into the Equity-Income Trust. (Only shareholders of the Classic Value Trust will vote on Proposal 6)	50
Information About the Reorganization		58
	Agreement and Plan of Reorganization	58
	Reasons for the Reorganization	60
	Board Consideration of the Reorganization	61
	Description of the Securities to Be Issued	67
	Federal Income Tax Consequences	68
Capitalization		71
Additional Information About the Funds		77
	Risks of Investing in Certain Types of Securities	77
	Additional Investment Policies	91
	Subadvisers and Portfolio Managers	94
	Rule 12b-1 Fees	98
	Dividends and Distributions	99

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INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated February 20, 2009 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHT held.

JHT.  JHT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHT currently offers 125 separate series or funds (each a “Fund”), including the Acquired and Acquiring Funds. JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies and other Funds of JHT that operate as funds-of-funds.

Investment Management.  John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser to JHT and to each Fund that has an adviser. Pursuant to an investment advisory agreement with JHT dated May 1, 1999, as amended (the “Advisory Agreement”), JHIMS is responsible for, among other things, administering the business and affairs of JHT and selecting, contracting with, compensating and monitoring the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with JHIMS. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Acquired and Acquiring Funds is also registered as an investment adviser under the Advisers Act.

The Distributor.  John Hancock Distributors, LLC (“JH Distributors”) serves as JHT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATION

At its meeting held on December 17-19, 2008, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHT or the Adviser (the “Independent Trustees”), approved the Plan providing for the Combination of each Acquired Fund into its corresponding Acquiring Fund. The

Reorganization contemplates, with respect to each Combination: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (ii) the liquidation and termination of the Acquired Fund.

As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. In each Combination, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”). Holders of Series I, Series II and NAV shares, as applicable, of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds, except that holders of NAV shares of the U.S. Large Cap Trust and Income & Value Trust will receive Series I shares of, respectively, the American Growth-Income Trust and American Asset Allocation Trust.

The Reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Funds in favor of Acquiring Funds having better performance records and expected to have improved prospects for continued asset growth. The Reorganization will permit shareholders of the Acquired Funds to pursue substantially the same or similar investment objectives and/or principal strategies as shareholders of the corresponding Acquiring Funds (indirectly in the case of two Acquiring Funds — the American Growth-Income Trust and American Asset Allocation Trust — that are “feeder funds” which invest in shares of “master funds” that invest directly in portfolio securities). Although the Acquiring Funds in the combinations involving the Income & Value Trust and the Mid Cap Value Trust have higher overall expense ratios than these Acquired Funds, and holders of NAV shares of the U.S. Large Cap Trust will receive from its corresponding Acquiring Fund Series I shares having higher overall expense ratios than these NAV shares, each of the Acquiring Funds has, for the one-and five-year periods ended September 30, 2008, and in some cases since the inception of the corresponding Acquired Fund, outperformed its corresponding Acquired Fund. While the Acquired Funds, because of their underperformance and, for certain Acquired Funds (the Core Equity Trust, Small Company Trust and Classic Value Trust), their relatively small asset size, are believed unlikely to attract significant new assets, each Acquired Fund in combination with its corresponding Acquiring Fund is expected to have improved prospects for growth and efficient management.

The factors that the Board considered in deciding to approve the Reorganization and each Combination are discussed below under “Information About the Reorganization — Board Consideration of the Reorganization.”

The Combinations of the Core Equity Trust into the Fundamental Value Trust (Proposal 1), the Mid Cap Value Trust into the Mid Value Trust (Proposal 4) and the Small Company Trust into the Small Company Value Trust (Proposal 5) will qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Although the Combinations of the U.S. Large Cap Trust into the American Growth-Income Trust (Proposal 2), the Income & Value Trust into the American Asset Allocation Trust (Proposal 3) and the Classic Value Trust into the Equity-Income Trust (Proposal 6) will not so qualify, these transactions will not be taxable events for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of these Acquired Funds. See “Information About the Reorganization — Federal Income Tax Consequences.”

In order to qualify as a tax-free reorganization, a business combination must satisfy, among other tests, a “continuity of business enterprise” (“COBE”) test. Generally, this means that an acquiring entity must either continue the historic business of the acquired entity or use a significant portion of the acquired entity’s historic assets in a business. The Combinations under Proposals 2 and 3 will not satisfy this test. Because of significant differences between the investment strategies and portfolio securities of the Acquired Funds, which invest directly in equity and/or fixed-income securities, and the Acquiring Funds, which operate as “feeder funds” and invest in shares of their respective “master funds,” substantially all of the portfolio securities of the Acquired Funds will be sold in connection with the Combinations, and this will preclude each Acquiring Fund from continuing the historic business of its corresponding Acquired Fund or using a significant portion of that Fund’s historic assets after the Combination. In addition to satisfying the COBE and other tests, the acquiring entity in a business combination qualifying as a tax-free reorganization must acquire substantially all the acquired entity’s assets. The Combination under Proposal 6 will not satisfy this test because the redemption of a substantial portion of the assets of the Acquired Fund in connection with the Reorganization (see “Capitalization” below) will cause the Acquiring Fund to be treated as not having acquired substantially all the historic assets of the Acquired Fund.

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares.”

Shareholders will not incur directly any fee in connection with the Reorganization. However, the expenses of the Combinations involving the U.S. Large Cap Trust, Income & Value Trust and Classic Value Trust will be borne by these Acquired Funds because they are expected principally to benefit from the Combinations. The expenses of the Combination involving the Mid Cap Value Trust will be allocated between the Acquired and Acquiring Funds on a relative net asset basis because both Funds are expected to benefit from the Combination. The expenses of the Combinations involving the Core Equity Trust and Small Company Trust will be borne by JHIMS in view of the impact on these Acquired Funds of recent, significant asset redemptions by JHT’s Lifestyle Trusts. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. In addition, to the extent that an Acquired Fund prior to the Reorganization disposes of portfolio securities that are not consistent with its corresponding Acquiring Fund’s investment process, the Acquired Fund may incur brokerage commissions and other transaction costs in connection with such transactions, reducing the net asset value of its shares. These portfolio transitioning costs may be substantial with respect to the Combinations under Proposals 2 and 3 because, as stated above, substantially all of the portfolio securities of the Acquired Funds will be sold in connection with the Combinations. The estimated portfolio transitioning cost for the U.S. Large Cap Trust under Proposal 2 is $86,000 (less than $.01 per share) and for the Income & Value Trust under Proposal 3 is $143,000 (less than $.01 per share).

Proposal 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE CORE EQUITY TRUST
INTO THE FUNDAMENTAL VALUE TRUST

Overview of the Reorganization

Shareholders of the Core Equity Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that Fund into the Fundamental Value Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

Core Equity Trust	Fundamental Value Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of December 31, 2008 (unaudited):

$20,482,207*	$1,363,150,784

*	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008, assets of approximately $172 million.

Investment Adviser:

JHIMS

Investment Subadviser:

Davis Selected Advisers, L.P. (“Davis”)*

*	Davis became the subadviser to the Acquired Fund, replacing Legg Mason Capital Management, Inc. (“Legg Mason”), effective December 19, 2008.

Investment Objective:

To seek growth of capital.	To seek growth of capital.

Principal Investment Strategies:

The principal investment strategies of the Funds are identical. With respect to each Fund: Under normal market conditions, the	given time, the subadviser seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in

Fund invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

The subadviser uses the Davis Investment Discipline in managing the Fund’s portfolio. The Davis Investment Discipline involves conducting extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadviser has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any doing so.

•   Proven track record

• Significant personal ownership in business

• Strong balance sheet

• Low cost structure

• High returns on capital

• Non-obsolescent products/services

• Dominant or growing market share

• Global presence and brand names

• Smart application of technology to improve business and lower costs

The subadviser’s goal is to invest in companies for the long term. The subadviser considers selling a security if it believes the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

The Fund may also invest up to 20% of total assets in foreign securities and fixed income securities.

Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

Comparison of Investment Objectives and Policies

The investment objectives and principal strategies of the Acquired and Acquiring Funds are identical.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Fees and Expenses of the Funds

The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to such shares of the Acquiring Fund for the year ended December 31, 2007; and (3) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

							Fundamental Value Trust(1)
	Core Equity Trust(1)			Fundamental Value Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquired Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.77%	0.77%	0.77%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Operating Expenses(1)(2)	0.86%	1.06%	0.81%	0.85%	1.05%	0.80%	0.85%	1.05%	0.80%

(1)	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $172 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the “Total Operating Expenses” of each class of shares of the Acquired Fund would have been: Series I: 0.91%; Series II: 1.11%; and NAV: 0.86%; there would, however, have been no change in the pro forma “Total Operating Expenses” of each class of shares of the Acquiring Fund.

(2)	In view of the redemptions described in note (1) above, the Adviser has agreed to cap the expenses of the share classes of the Acquired Fund at their total operating expense levels immediately prior to the November 2008 commencement of the redemptions and from such time until the effective time of the Reorganization. For this period, the total operating expenses will be as follows: Series I: 0.88%; Series II: 1.08%; and NAV: 0.83%.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each Fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Fundamental Value Trust
	Core Equity Trust			Fundamental Value Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$88	$108	$83	$87	$107	$82	$87	$107	$82
Three Years	$274	$337	$259	$271	$334	$255	$271	$334	$255
Five Years	$477	$585	$450	$471	$579	$444	$471	$579	$444
Ten Years	$1,061	$1,294	$1,002	$1,049	$1,283	$990	$1,049	$1,283	$990

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the Funds have the same investment objectives and principal strategies, they have the same investment risks. The risks of investing in the Funds include the following:

• Active Management Risk

• Equity Securities Risk

• Fixed-Income Securities Risk

• Issuer Risk

• Liquidity Risk

• Foreign Securities Risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities” and in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, “Aggregate Net Assets” may include, in addition to the net assets of the Fund, the net assets of one or more funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the Fund (but only for the period during which the subadviser serves as such to the Fund and such other JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets)

Core Equity Trust (1)	Fundamental Value Trust (2)
(Acquired Fund)	(Acquiring Fund)

0.85% of the first $50 million; 0.85% of the first $350 million; and 0.75% of the excess over $350 million.	0.80% of the next $450 million; and 0.75% of the excess over $500 million.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets of that Fund and the net assets of the Core Equity Fund, a series of JHF II. The JHF II Core Equity Fund liquidated in December 2008.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that Fund and the net assets of the Fundamental Value Fund, a series of JHF II. As of December 31, 2008, the JHF II Fundamental Value Fund had net assets of approximately $1,000,912,122.

Davis serves as the subadviser to both the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of each Fund’s assets. For its services, Davis receives for each Fund a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective Funds as described above. The subadvisory fee for each Fund is paid by JHIMS and is not an additional charge to the Fund.

Davis became the subadviser to the Acquired Fund effective December 19, 2008, replacing its former subadviser, Legg Mason. For information regarding Davis and this subadviser change, see “New Subadvisory Agreement for the Core Equity Trust.” See also “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

The Board’s considerations in approving Davis as the new subadviser to the Acquired Fund are described below under “Board Consideration of New Subadvisory Arrangements.” A discussion of the basis of the Board’s most recent approval of the continuation of advisory and subadvisory agreements is included in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008.

Performance

Set forth below are a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses.

Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Information for periods ended December 31, 2008 is unaudited.

Bar Charts.  The bar charts show changes in the performance of the Series I shares of each Fund from the inception date of the Fund.

Core Equity Trust
(Acquired Fund) (Series I shares)

20% 10% 0% -10% -20% -30% -40% -50% -60%

	5.9%	6.7%	-5.9%	-54.5%

	2005	2006	2007	2008

Best Quarter: Q4 ’06, 10.1%
Worst Quarter: Q4 ’08, -29.11%

Fundamental Value Trust
(Acquiring Fund) (Series I shares)

40% 30% 20% 10% 0% -10% -20% -30% -40%

	-16.2%	29.8%	11.8%	8.8%	14.5%	4.0%	-39.3%

	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 17.39%
Worst Quarter: Q4 ’08, -24.81%

Table.  The following table shows, for the indicated periods ended December 31, 2008 (unaudited), the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

		One	Five	Since
		Year	Years	Inception

Core Equity Trust(1)
(Acquired Fund)	Series I	-54.46%	N/A	-11.98%
	Series II	-54.59%	N/A	-12.17%
	NAV(2)	-54.46%	N/A	-11.95%
S&P 500 Index(3)		-37.00%	N/A	-11.42%
Fundamental Value Trust
(Acquiring Fund)	Series I	-39.32%	-2.53%	-1.39%
	Series II(4)	-39.46%	-2.74%	-1.57%
	NAV(5)	-39.27%	-2.49%	-1.36%
S&P 500 Index(3)		37.00%	-2.19%	-2.36%

(1)	Davis became the subadviser to the Acquired Fund effective December 19, 2008. Performance shown in the table includes performance for periods prior to this date.

(2)	NAV shares of the Acquired Fund were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance of NAV shares prior to February 28, 2005 reflected NAV share expenses, this performance would be higher.

(3)	The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

(4)	Series II shares of the Acquiring Fund were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(5)	NAV shares of the Acquiring Fund were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

Proposal 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE U.S. LARGE CAP TRUST
INTO THE AMERICAN GROWTH-INCOME TRUST

Overview of the Reorganization

Shareholders of the U.S. Large Cap Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that Fund into the American Growth-Income Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

The Acquiring Fund operates as a “feeder fund” in a master-feeder structure. As a feeder fund, the Acquiring Fund does not invest directly in investment securities. Rather, it invests its assets in Class 1 shares of its “master fund” which, in turn, invests directly in investment securities. The master fund for the Acquiring Fund is the Growth-Income Fund, a series of American Funds Insurance Series. In a master-feeder structure, investment management arrangements are at the master fund level; the feeder fund does not have an investment adviser or subadviser. The master fund is managed by its investment adviser, Capital Research and Management Company (“CRMC”). The Acquiring Fund has the same investment objective, and indirectly the same investment strategies and risks, as its underlying master fund. For more information about the master-feeder structure, see “Information About Master-Feeder Funds” below.

Holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. Holders of NAV shares of the Acquired Fund will also receive Series I shares of the Acquiring Fund because the Acquiring Fund does not offer NAV shares.

Comparison of Acquired and Acquiring Funds

U.S. Large Cap Trust	American Growth-Income Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of December 31, 2008 (unaudited):

$224,515,796*	$828,697,723

*	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008, assets of approximately $298 million.

Investment Adviser:

JHIMS	N/A*

*	CRMC is the investment adviser to and directly manages the Acquiring Fund’s master fund.

Investment Subadvisers:

Capital Guardian Trust Company (“CGTC”)	N/A

Investment Objective:
To seek long-term growth of capital and income	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time.

Principal Investment Strategies:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

The subadviser has an extensive commitment to fundamental research, with a large team of experienced equity analysts focused on gathering in-depth information firsthand on companies and industries in the U.S. and throughout the world. Global research has extensive experience in managing U.S. equities. The subadviser’s research strength is leveraged through a bottom-up approach to portfolio construction. Returns for U.S. equity portfolios are pursued through active security selection. While portfolio managers at the subadviser are mindful of benchmark characteristics, industry sector weightings are primarily the result of finding value in individual securities.	The Fund invests all of its assets in the master fund, Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series.

The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor’s 500 Composite Index.

The majority of the subadviser’s U.S. equity portfolio managers have over two decades of investment experience. Portfolios are segmented, with each individual manager responsible for a portion, managing it as if it were a stand-alone portfolio. This allows for strong individual ideas to be acted upon while ensuring a diversity of ideas and continuity of management. The research analysts as a group also manage a portion of the portfolio.

Based on the research carried out by the equity analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time.

Hedging and Other Strategies:

Each Fund (i.e., for the Acquiring Fund, its master fund) is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each Fund (i.e., for the Acquiring Fund, its master fund) may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

Comparison of Investment Objectives and Policies

The investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and equity-related securities and the latter, as a feeder fund, invests indirectly in such securities through its master fund. However, the Acquired and Acquiring Funds have substantially the same investment objectives (both seek growth and income) and, with respect to their strategies, each invests — the Acquired Fund directly and the Acquiring Fund indirectly — primarily in equity securities of U.S. large-cap companies and each may invest in foreign securities.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Fees and Expenses of the Funds

The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to Series I and Series II shares of the Acquiring Fund for the year ended December 31, 2007; and (3) the pro forma expense ratios of Series I and Series II shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Because a feeder fund, such as the Acquiring Fund, bears both its own expenses and its proportionate share of the expenses of the master fund in which it invests, investing in a feeder fund may be more expensive than investing in a fund that is not a feeder fund.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

						American
						Growth-Income
				American Growth-		Trust(1)
	U.S. Large Cap Trust(1)			Income Trust		(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)		(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	Series I	Series II

Management Fees	0.82%	0.82%	0.82%	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.60%	0.75%	0.60%	0.75%
Other Expenses	0.03%	0.03%	0.03%	0.02%	0.02%	0.02%	0.02%
Total Operating
Expenses	0.90%	1.10%	0.85%	0.62%	0.77%	0.62%	0.77%
Master Fund
Management Fees(3)	—	—	—	0.26%	0.26%	0.26%	0.26%
Master Fund Other
Expenses	—	—	—	0.01%	0.01%	0.01%	0.01%
Total Master Fund
Operating Expenses	—	—	—	0.27%	0.27%	0.27%	0.27%
Total Master Fund and Feeder Fund Expenses	—	—	—	0.89%	1.04%	0.89%	1.04%

(1)	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $298 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the “Total Operating Expenses” of each class of shares of the Acquired Fund would have been: Series I: 0.91%; Series II: 1.11%; and Series NAV: 0.86%; there would, however, have been no change in the pro forma “Total Operating Expenses” and “Total Master Fund and Feeder Fund Expenses” of each class of shares of the Acquiring Fund.

(2)	Prior to May 1, 2008, the Acquiring Fund invested in Class 2 shares of its master fund, which are subject to a 0.25% Rule 12b-1 fee. Effective May 1, 2008, the Acquiring Fund switched its existing investments to and began investing in Class 1 shares of its master fund, which are not subject to a 12b-1 fee, and the 12b-1 fee of each of the Series I and Series II shares of the Acquiring Fund increased by 0.25% to, respectively, 0.60% and 0.75%. These changes are reflected in the table.

(3)	CRMC (the adviser to the master fund in which the Acquiring Fund invests) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired Fund and the Series I and Series II shares of the Acquiring Fund. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each Fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

						American
				American		Growth-Income Trust
	U.S. Large Cap Trust			Growth-Income Trust		(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)		(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	Series I	Series II

One Year	$92	$112	$87	$91	$106	$91	$106
Three Years	$287	$350	$271	$284	$331	$284	$331
Five Years	$498	$606	$471	$493	$574	$493	$574
Ten Years	$1,108	$1,340	$1,049	$1,096	$1,271	$1,096	$1,271

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. As described above, although the Funds have different principal strategies, they have substantially the same investment objectives and invest, the Acquired Fund directly and the Acquiring Fund indirectly through its master fund, principally in equity securities of large-cap companies. The Funds consequently have similar risks. They also have some different risks. The risks of investing in the Funds include the following:

Risks Applicable to both Funds:

•	Active Management Risk

•	Equity Securities Risk

•	Foreign Securities Risk

•	Issuer Risk

•	Liquidity Risk

Risks Applicable to the Acquiring Fund:

•	Credit and Counterparty Risk

•	Hedging, Derivatives and Other Strategic Transactions Risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities” and in the SAI under “Risk Factors.” The risks of investing in the Acquiring Fund’s master fund are set forth in the master fund’s prospectus.

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, the Acquired Fund pays JHIMS a management fee that is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the following annual percentage rates to the indicated portions of the net assets of the Fund: 0.825% of the first 1 billion; 0.725% of the next $1 billion; and 0.700% of the excess over $2 billion.

CGTC is the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of the Fund’s assets. For its services, CGTC receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fee for that Fund as described above. The subadvisory fee is paid by JHIMS and is not an additional charge to the Fund.

As a feeder fund, the Acquiring Fund does not have an investment adviser or subadviser. The investment adviser to its master fund is CRMC. The Acquiring Fund bears its proportionate share of the expenses of its master fund, including the advisory fee paid by the master fund to CRMC.

For additional information about CGTC and CRMC, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

Performance

Set forth below are a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Information for periods ended December 31, 2008 is unaudited.

Bar Charts.  The bar charts show changes in the performance of the oldest class of shares of each Fund (Series I shares of the Acquired Fund and Series II shares of the Acquiring Fund) over the last ten years or, if shorter, from the inception date of the Fund. For each Fund, the performance of Series I shares is higher than Series II performance because Series II shares are subject to higher Rule 12b-1 fees than Series I shares. For the Acquired Fund, the performance of NAV shares is higher than Series I and Series II performance since NAV shares are not subject to Rule 12b-1 fees.

U.S. Large Cap Trust
(Acquired Fund) (Series I shares)

50% 40% 30% 20% 10% 0% -10% -20% -30% -40%

	2.8%	-2.5%	-25.2%	37.1%	9.4%	5.8%	10.7%	-0.3%	-38.9%

	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 18.70%
Worst Quarter: Q4 ’08, -20.79%

American Growth-Income Trust
(Acquiring Fund) (Series II shares)

40% 30% 20% 10% 0% -10% -20% -30% -40%

	10.6%	7.4%	2.1%	-18.8%	31.8%	9.8%	5.3%	14.6%	4.5%	-38.2%

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 16.83%
Worst Quarter: Q4 ’08, -22.05%

Table.  The following table shows, for the indicated periods ended December 31, 2008 (unaudited), the annualized total returns of the Series I, Series II and NAV shares of the Acquired Fund and the Series I and Series II shares of the Acquiring Fund as well as the performance of certain indices that are broad measures of market performance.

		One	Five	Ten	Since
		Year	Years	Years	Inception

U.S. Large Cap Trust
(Acquired Fund)	Series I(1)	-38.89%	-4.84%	N/A	-1.99%
	Series II(2)	-39.00%	-5.03%	N/A	-2.12%
	NAV(3)	-38.85%	-4.79%	N/A	-1.97%
S&P 500 Index(4)		-37.00%	-2.19%	N/A	-2.31%
American Growth-Income Trust
(Acquiring Fund)	Series I(5)	-38.08%	-2.92%	1.22%	N/A
	Series II(6)	-38.17%	-3.06%	1.06%	N/A
S&P 500 Index		-37.00%	-2.19%	-1.38%	N/A

(1)	Series I shares of the Acquired Fund were first offered on May 1, 1999.

(2)	Series II shares of the Acquired Fund were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(3)	NAV shares of the Acquired Fund were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

(4)	The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

(5)	Series I shares of the Acquiring Fund were first offered on July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the Acquiring Fund invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

(6)	Series II shares of the Acquiring Fund were first offered on May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the Acquiring Fund invests. The performance of the Class 2 shares of the master fund, which were fist issued on February 8, 1984 and are subject to a 0.25% Rule 12b-1 fee, has been adjusted to reflect the 0.50% 12b-1 fee of the Series II shares of the Acquiring Fund that was in effect prior to May 1, 2008. Effective May 1, 2008, the Acquiring Fund switched its existing investments to and began investing in Class 1 shares of the master fund, which are not subject to a 12b-1 fee, and the 12b-1 fee of the Series II shares of the Acquiring Fund increased by 0.25% from 50% to 0.75%. These changes in 12b-1 fees — a 0.25% decrease at the master fund level and a 0.25% increase at the Acquiring Fund (feeder fund) level — have no impact with respect to past performance of Series II shares.

Proposal 3

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE INCOME & VALUE TRUST
INTO THE AMERICAN ASSET ALLOCATION TRUST

Overview of the Reorganization

Shareholders of the Income & Value Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that Fund into the American Asset Allocation Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

The Acquiring Fund operates as a “feeder fund” in a master-feeder structure. As a feeder fund, the Acquiring Fund does not invest directly in investment securities. Rather, it invests its assets in Class 1 shares of its “master fund” which, in turn, invests directly in investment securities. The master fund for the Acquiring Fund is the Asset Allocation Fund, a series of American Funds Insurance Series. In a master-feeder structure, investment management arrangements are at the master fund level; the feeder fund does not have an investment adviser or subadviser. The master fund is managed by its investment adviser, Capital Research and Management Company (“CRMC”). The Acquiring Fund has the same investment objective, and indirectly the same investment strategies and risks, as its underlying master fund. For more information about the master-feeder structure, see “Information About Master-Feeder Funds” below.

Holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. Holders of NAV shares of the Acquired Fund will also receive Series I shares of the Acquiring Fund because the Acquiring Fund does not offer NAV shares.

Comparison of Acquired and Acquiring Funds

Income & Value Trust	American Asset Allocation Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of December 31, 2008 (unaudited):

$271,947,261*	$866,811,063

*	Assets of approximately $33 million are expected to be redeemed from the Acquired Fund in April 2009.

Investment Adviser:

JHIMS	N/A *

*	CRMC is the investment adviser to and directly manages the Acquiring Fund’s master fund.

Investment Subadviser:

Capital Guardian Trust Company (“CGTC”)	N/A

Investment Objective:

To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Principal Investment Strategies:

Under normal market conditions, the Fund invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the Fund’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the Fund’s investment objective.

The subadviser has a large and experienced research team that includes equity and fixed-income analysts — focused on gathering in-depth, firsthand information on companies and securities in the U.S. markets — as well as economists who conduct global macroeconomic research. The subadviser emphasizes research and actively manages portfolios across asset classes, using a bottom-up approach to selecting individual securities. A team of senior	The Fund invests all of its assets in the master fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series.

The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

In seeking to pursue its investment objective, the master fund will vary its mix of equity securities, debt securities and money market instruments. Under portfolio managers determines tactical allocation shifts between these actively managed portfolios. These shifts are based on the expected returns of these active portfolios rather than the expected returns for the indices they are managed against.

Allocation between the equity and fixed-income portfolios are made by a team of senior portfolio managers representing various asset classes. Each month, team members vote on how the model portfolio should be allocated. The votes are averaged and the results are used to allocate the components of the portfolio.

At least 80% of the fixed income portion of the Fund will consist of the following:
normal market conditions, the master fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% — 80% in equity securities, 20% — 50% in debt securities and 0% — 40% in money market instruments. The proportion of equities, debt and money market securities held by the master fund will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The master fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and not included in S&P’s 500 Composite Index, and up to 5% of its assets in debt securities of non-U.S. issuers.

•   securities rated “Baa” or better at the time of purchase by Moody’s or “BBB” by Standard & Poor’s or deemed by the subadviser to be of equivalent investment quality including mortgage-related and asset-backed securities (see “Other Risks of Investing” below for a description of these securities);

• non-U.S. dollar fixed income securities (up to 15% of the portfolio’s assets including up to 5% in emerging market fixed income securities);
• securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and/or
• cash or cash equivalents including commercial bank obligations and commercial paper.
Fixed-income securities may include American Depositary Receipts (ADRs), Yankee Bonds and Eurodollar

instruments which are U.S. dollar denominated and non-U.S. dollar fixed income securities subject to the limits set forth above.

Equity securities shall be traded on national securities exchanges, NASDAQ or in other national OTC markets and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Hedging and Other Strategies:

Each Fund (i.e., for the Acquiring Fund, its master fund) is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each Fund (i.e., for the Acquiring Fund, its master fund) may take temporary defensive measures, such as holding large amounts of cash and cash equivalents, that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

Comparison of Investment Objectives and Policies

The investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and fixed-income securities and the latter, as a feeder fund, invests indirectly in such securities through its master fund. However, the Acquired and Acquiring Funds have similar investment objectives (long-term growth of capital for the Acquired Fund, a high total return for the Acquiring Fund and protection of principal for both Funds) and, with respect to their strategies, each invests - the Acquired Fund directly and the Acquiring Fund indirectly -in both equity and fixed-income securities (in percentages determined from time to time by the managers) and may invest in foreign such securities. The Acquiring Fund may invest a higher percentage of its fixed-income assets than the Acquired Fund in “junk bonds.”

For a description of bond ratings, see Appendix I to the SAI.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Fees and Expenses of the Funds

The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to Series I and Series II shares of the Acquiring Fund for the year ended December 31, 2007; and (3) the pro forma expense ratios of Series I and Series II shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Because a feeder fund, such as the Acquiring Fund, bears both its own expenses and its proportionate share of the expenses of the master fund in which it invests, investing in a feeder fund may be more expensive than investing in a fund that is not a feeder fund.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

						American Asset
				American Asset		Allocation Trust(1)(2)
	Income & Value Trust(1)			Allocation Trust(2)		(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)		(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	Series I	Series II
				(3)		(3)

Management Fees	0.80%	0.80%	0.80%	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.60%	0.75%	0.60%	0.75%
Other Expenses(2)	0.06%	0.06%	0.06%	0.04%	0.04%	0.03%	0.03%
Total Operating Expenses	0.91%	1.11%	0.86%	0.64%	0.79%	0.63%	0.78%
Contractual Expense Reimbursement	—	—	—	0.01%	0.01%	—	—
Net Fund Operating Expenses	—	—	—	0.63%	0.78%	0.63%	0.78%
Master Fund Management Fees(3)	—	—	—	0.31%	0.31%	0.31%	0.31%
Master Fund Other Expenses	—	—	—	0.01%	0.01%	0.01%	0.01%
Total Master Fund Expenses	—	—	—	0.32%	0.32%	0.32%	0.32%
Total Master Fund and Feeder Fund Expenses	—	—	—	0.96%	1.11%	0.95%	1.10%
Total Master Fund and Net Feeder Fund Expenses	—	—	—	0.95%	1.10%	0.95%	1.10%

(1)	Certain unregistered separate accounts of John Hancock insurance companies are expected to redeem from the Acquired Fund in April 2009 approximately $33 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, there would have been no change in the “Total Operating Expenses” of each class of shares of the Acquired Fund or in pro forma “Total Operating

Expenses” and “Total Master Fund and Net Feeder Fund Expenses” of each class of shares of the Acquiring Fund.

(2)	The Adviser has contractually limited Other Expenses of the Acquiring Fund to 0.03% until May 1, 2010. Other Expenses consist of operating expenses of the fund, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(3)	CRMC (the adviser to the master fund in which the Acquiring Fund invests) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired Fund and the Series I and Series II shares of the Acquiring Fund. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each Fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

						American Asset Allocation Trust*
	Income & Value Trust*			American Asset Allocation Trust*		(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)		(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	Series I	Series II

One Year	$93	$113	$87	$97	$112	$97	$112
Three Years	$290	$353	$274	$304	$351	$303	$350
Five Years	$504	$612	$477	$529	$610	$525	$606
Ten Years	$1,120	$1,352	$1,061	$1,176	$1,350	$1,166	$1,340

*	For the period through May 1, 2010, the expense examples shown for the Acquiring Fund reflect the contractual expense reimbursement described above in note (2) to Annual Fund Operating Expenses table.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. As described above, although the Funds have different principal strategies, they have similar investment objectives and invest, the Acquired Fund directly and the Acquiring Fund indirectly through its master fund, in both equity and fixed-income securities as well as foreign such securities. The Funds consequently have similar risks. They also have some different risks and different degrees of exposure to similar risks. Thus, the Acquiring Fund may have greater exposure than the Acquired Fund to credit quality risk to the extent its fixed-income assets are less highly rated than those of the Acquired Fund. The risks of investing in the Funds include the following:

Risks Applicable to both Funds:

• Active Management Risk

• Equity Securities Risk

• Fixed-Income Securities Risk

• Foreign Securities Risk

• Issuer Risk

• Liquidity Risk

Risks Applicable to Acquiring Fund:

•	Hedging, Derivatives and Other Strategic Transactions Risk

• Credit and Counterparty Risk

• Medium and Small Company Risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities” and in the SAI under “Risk Factors.” The risks of investing in the Acquiring Fund’s master fund are set forth in the master fund’s prospectus.

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, the Acquired Fund pays JHIMS a management fee that is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the following annual percentage rates to the indicated portions of the net assets of the Fund: 0.80% of the first $500 million; and 0.75% of the excess over $500 million.

CGTC is the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of the Fund’s assets. For its services, CGTC receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fee for that Fund as described above. The subadvisory fee is paid by JHIMS and is not an additional charge to the Fund.

As a feeder fund, the Acquiring Fund does not have an investment adviser or subadviser. The investment adviser to its master fund is CRMC. The Acquiring Fund bears its proportionate share of the expenses of its master fund, including the advisory fee paid by the master fund to CRMC.

For additional information about CGTC and CRMC, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

Performance

Set forth below are a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Information for periods ended December 31, 2008 is unaudited.

Bar Charts.  The bar charts show changes in the performance of the oldest class of shares of each Fund (Series I shares of the Acquired Fund and Series II shares of the Acquiring Fund) over the last ten years. For each Fund, the performance of Series I shares is higher than Series II performance because Series II shares are subject to higher Rule 12b-1 fees than Series I shares. For the Acquired Fund, the performance of NAV shares is higher than Series I and Series II performance because NAV shares are not subject to Rule 12b-1 fees.

Income & Value Trust
(Acquired Fund) (Series I shares)

40% 30% 20% 10% 0% -10% -20% -30% -40%

	8.5%	4.9%	1.0%	-15.9%	26.5%	7.6%	5.2%	8.7%	1.1%	-30.1%

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 13.68%
Worst Quarter: Q4 ’08, (15.65)%

American Asset Allocation Trust
(Acquiring Fund) (Series II shares)

30% 20% 10% 0% -10% -20% -30% -40%

	6.5%	3.8%	0.0%	-12.9%	21.2%	7.7%	8.6%	14.1%	6.0%	-29.8%

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 12.04%
Worst Quarter: Q4 ’08, (16.41)%

Table.  The following table shows, for the indicated periods ended December 31, 2008 (unaudited), the annualized total returns of the Series I, Series II and NAV shares of the Acquired Fund and the Series I and Series II shares of the Acquiring Fund as well as the performance of certain indices which are broad measures of market performance.

		One	Five	Ten
		Year	Years	Years

Income & Value Trust
(Acquired Fund)	Series I	(30.13)%	(2.76)%	0.61%
	Series II(1)	(30.23)%	(2.95)%	0.49%
	NAV(2)	(30.07)%	(2.72)%	0.63%
Combined Index(3)		7.00%	5.10%	5.86%
American Asset Allocation Trust
(Acquiring Fund)	Series I(4)	(29.79)%	0.36%	2.13%
	Series II(5)	(29.83)%	(0.14)%	1.49%
Combined Index(6)		(22.06)%	0.71%	1.69%

(1)	Series II shares of the Acquired Fund were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(2)	NAV shares of the Acquired Fund were first offered on April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

(3)	The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers U.S. Aggregate Index, 10% of the 90 Day T-Bill and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter.

(4)	Series I shares of the Acquiring Fund were first offered on April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares, including, for periods prior to the inception of the Series II shares, the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the Acquiring Fund invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

(5)	Series II shares of the Acquiring Fund were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the Acquiring Fund invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the Acquiring Fund. The Class 1 shares of the Asset Allocation Fund were first issued on August 1, 1989.

(6)	The Combined Index represents 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

Proposal 4

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE MID CAP VALUE TRUST
INTO THE MID VALUE TRUST

Overview of the Reorganization

Shareholders of the Mid Cap Value Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that Fund into the Mid Value Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

Mid Cap Value Trust	Mid Value Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of December 31, 2008 (unaudited):

$178,905,938*	$115,911,987

*	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $35 million.

Investment Adviser:

JHIMS

Investment Subadviser:

T. Rowe Price Associates, Inc. (“T. Rowe Price”)*

*	T. Rowe Price became the subadviser to the Acquired Fund, replacing Lord, Abbett & Co. LLC (“Lord Abbett”), effective January 9, 2009.

Investment Objective:

To seek long-term capital appreciation.	To seek long-term capita appreciation.

Principal Investment Strategies:

The principal investment strategies of the Funds are identical. With respect to each Fund:

Under normal market conditions, the Fund invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index

($25 million to $16.5 billion as of October 31, 2008) or the Russell MidCapValue Index ($25 million to $15 billion as of October 31, 2008). The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The subadviser employs a value approach in selecting investments. The subadviser’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:

*	Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value;

•	Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation;

•	Sound balance sheets and other positive financial characteristics;

•	Significant stock ownership by management; and

•	Experienced and capable management.

The Fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell MidCap Value Index. The market capitalization of companies in the Fund and in the indices changes over time. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal

T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.

Except as otherwise stated under “Additional Investment Policies -Temporary Defensive Investing” the Fund normally has less than 10% of its assets in cash and cash equivalents.

Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

Comparison of Investment Objectives and Policies

The investment objectives and principal strategies of the Acquired and Acquiring Funds are identical.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Fees and Expenses of the Funds

The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to such shares of the Acquiring Fund for the year ended December 31, 2007; and (3) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

							Mid Value Trust(1)(2)
	Mid Cap Value Trust(1)			Mid Value Trust (2)			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.85%	0.85%	0.85%	0.97%	0.97%	0.97%	0.96%	0.96%	0.96%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.05%	0.05%	0.05%	0.07%	0.07%	0.07%	0.05%	0.05%	0.05%
Total Operating Expenses(2)	0.95%	1.15%	0.90%	1.09%	1.29%	1.04%	1.06%	1.26%	1.01%

(1)	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $35 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the “Total Operating Expenses” of each class of shares of the Acquired Fund would have been: Series I: 0.97%; Series II: 1.17%; and Series NAV: 0.92%; there would, however, have been no change in the pro forma “Total Operating Expenses” of each class of shares of the Acquiring Fund.

(2)	The Adviser has voluntarily agreed to reduce its management fee for the Acquiring Fund by the amount that the Fund’s subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee. This voluntary waiver is based on the combined average daily net assets of JHT Funds and JHF II funds that are subadvised by T. Rowe Price and may be terminated at any time by T. Rowe Price or the Adviser. If this voluntary waiver were reflected in the table, it would reduce by 0.05% the Total Operating Expenses and pro forma Total Operating Expenses of each share class of the Acquiring Fund.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each Fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Mid Value Trust(1)(2)
	Mid Cap Value Trust			Mid Value Trust			(Acquiring Fund)
	(Acquiring Fund)			(Acquired Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$97	$117	$92	$111	$131	$106	$108	$128	$103
Three Years	$303	$365	$287	$347	$409	$331	$337	$400	$322
Five Years	$525	$633	$498	$601	$708	$574	$585	$692	$558
Ten Years	$1,166	$1,398	$1,108	$1,329	$1,556	$1,271	$1,294	$1,523	$1,236

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the Funds have the same investment objectives and principal strategies, they have the same investment risks. The risks of investing in the Funds include the following:

• Active Management Risk

•	Equity Securities Risk

•	Foreign Securities Risk

•	Issuer Risk

•	Medium and Small Company Risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities” and in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, “Aggregate Net Assets” may include, in addition to the net assets of the Fund, the net assets of one or more funds of JHF II that are also advised by JHIMS and subadvised by the same subadviser as the Fund (but only for the period during which the subadviser serves as such to the Fund and such other JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets)

Mid Cap Value Trust (1)	Mid Value Trust (2)

(Acquired Fund)	(Acquiring Fund)
0.900% of the first $200 million; 0.850% of the next $300 million; and 0.825% over $500 million	1.050% of the first $50 million; and 0.950% over $50 million.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets of that Fund and the net assets of the Mid Cap Value Fund, a series of JHF II. As of December 31, 2008, the JHF II Mid Cap Value Fund had net assets of approximately $96,361,308. The JHF II Mid Cap Value Fund is expected to terminate in April 2009.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that Fund and the net assets of Mid Value Fund, a series of JHF II. The JHF II Mid Value Fund commenced operations on January 2, 2009.

T. Rowe Price serves as the subadviser to both the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of each Fund’s assets. For its services, T. Rowe Price receives for each Fund a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective Funds as described above. The subadvisory fee for each Fund is paid by JHIMS and is not an additional charge to the Fund.

T. Rowe Price became the subadviser to the Acquired Fund effective January 9, 2009, replacing the Acquired Fund’s former subadviser, Lord Abbett. For information regarding T. Rowe Price and this subadviser change, see “New Subadvisory Agreements for the Mid Cap Value Trust, Small Company Trust and Classic Value Trust.” See also “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

The Board’s considerations in approving T. Rowe Price as the new subadviser to the Acquired Fund are described below under “Board Consideration of New Subadvisory Arrangements.” A discussion of the basis of the Board’s most recent approval of the continuation of advisory and subadvisory agreements is available in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008.

Performance

Set forth below are a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Information for periods ended December 31, 2008 is unaudited.

Bar Charts.  The bar charts show changes in the performance of the oldest class of shares of each Fund (Series I shares of the Acquired Fund and NAV shares of the Acquiring Fund) over the last ten years or, if shorter, from the inception date of the Fund. For the Acquiring Fund, the performance of NAV shares is higher than Series I share performance because Series I shares are, and NAV shares are not, subject to Rule 12b-1 fees.

Mid Cap Value Trust
(Acquired Fund) (Series I shares)

40% 30% 20% 10% 0% -10% -20% -30% -40%

	-10.1%	25.4%	24.5%	8.0%	12.3%	0.7%	-39.0%

	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 15.35%
Worst Quarter: Q4 ’08, (21.04)%

Mid Value Trust
(Acquiring Fund) (NAV shares)

60% 50% 40% 30% 20% 10% 0% -10% -20% -30% -40%

	20.5%	4.6%	0.5%	-15.2%	45.2%	18.7%	7.4%	20.3%	0.6%	-34.7%

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 21.36%
Worst Quarter: Q4 ’08, (23.60)%

Table.  The following table shows, for the indicated periods ended December 31, 2008 (unaudited), the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

			One	Five	Ten	Since
			Year	Years	Years	Inception

Mid Cap Value Trust(1)
(Acquired Fund)	Series I		(39.04)%	(1.52)%	N/A	1.17%
	Series II	(2)	(39.17)%	(1.72)%	N/A	1.01%
	NAV	(3)	(39.05)%	(1.48)%	N/A	1.19%
Russell MidCap Value Index(4)			(38.44)%	0.33%	N/A	3.22%
Mid Value Trust (Acquiring Fund)	Series I	(5)	(34.72)%	0.15%	4.63%	N/A
	Series II	(5)	(34.88)%	(0.02)%	4.54%	N/A
	NAV	(6)	(34.74)%	0.15%	4.63%	N/A
Russell MidCap Value Index(4)			(38.44)%	0.33%	4.44%	N/A

(1)	T. Rowe Price became the subadviser to the Acquired Fund effective January 9, 2009. Performance shown in the table is for periods prior to that date.

(2)	Series II shares of the Acquired Fund were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(3)	NAV shares of the Acquired Fund were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

(4)	The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

(5)	Series I and Series II shares of the Acquiring Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trusts Mid Value Fund B, the Fund’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

(6)	NAV shares of the Acquiring Fund were first issued on April 29, 2005 in connection with JHT’s acquisition on that date of all the assets of the Mid Value Fund B of John Hancock Variable Series Trust I in exchange for NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trusts Mid Value Fund B, the Fund’s predecessor. These shares were first issued on May 1, 1998.

Proposal 5

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE SMALL COMPANY TRUST
INTO THE SMALL COMPANY VALUE TRUST

Overview of the Reorganization

Shareholders of the Small Company Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that Fund into the Small Company Value Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

Small Company Trust	Small Company Value Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of December 31, 2008 (unaudited):

$4,334,962*	$472,878,131

*	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008, assets of approximately $20 million.

Investment Adviser:

JHIMS

Investment Subadviser:

T. Rowe Price*

*	T. Rowe Price became the subadviser to the Acquired Fund, replacing American Century Investment Management, Inc. (“American Century”), effective December 19, 2008.

Investment Objective:

To seek long-term growth of capital.	To seek long-term growth of capital.

Principal Investment Strategies:

The principal investment strategies of the Funds are identical. With respect to each Fund:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index ($10 million to $3.2 billion as of October 31, 2008). The Fund invests in small companies whose common stocks are believed to be undervalued.

Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

•	Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm

•	Low stock price relative to a company’s underlying asset values;

•	Above-average dividend yield relative to a company’s peers or its own historic norm;

•	A plan to improve the business through restructuring; and/or

•	A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities (up to 20% of its total net assets), futures, and options. The Fund may invest in fixed income and convertible securities without regard to quality or rating, including up to 10% of total assets in non-investment grade fixed income securities (“junk bonds”). Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as they would a fund that invests more of its assets in fixed income securities.

In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivatives which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.

Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

Comparison of Investment Objectives and Policies

The investment objectives and principal strategies of the Acquired and Acquiring Funds are identical.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Fees and Expenses of the Funds

The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to such shares of the Acquiring Fund for the year ended December 31, 2007; and (3) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

							Small Company Value Trust
	Small Company Trust			Small Company Value Trust			(Acquiring Fund)
	(Acquired Fund)(1)			(Acquired Fund)(3)			Pro Forma)(1)(3)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	1.04%	1.04%	1.04%	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.34%	0.34%	0.34%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Operating Expenses (1)(2)	1.43%	1.63%	1.38%	1.11%	1.31%	1.06%	1.11%	1.31%	1.06%

(1)	JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $20 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the “Total Operating Expenses” of each class of shares of the Acquired Fund would have been: Series I: 1.47%; Series II: 1.67%; and NAV: 1.42%; there would, however, have been no change in the pro forma “Total Operating Expenses” of each class of shares of the Acquiring Fund. See note (2) below.

(2)	In view of the redemptions described in note (1) above, the Adviser has agreed to cap the expenses of the share classes of the Acquired Fund at their total operating expense levels immediately prior to the November 2008 commencement of the redemptions and from such time until the effective time of the Reorganization. For this period, the total operating expenses will be as follows: Series I: 1.37%; Series II: 1.57%; and NAV: 1.32%.

(3)	The Adviser has voluntarily agreed to reduce its management fee for the Acquiring Fund by the amount that the Fund’s subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee. This voluntary waiver is based on the combined average daily net assets of JHT Funds and JHF II funds that are subadvised by T. Rowe Price and may be terminated at any time by T. Rowe Price or the Adviser. If this voluntary waiver were reflected in the table, it would reduce by 0.05% the Total Operating Expenses and pro forma Total Operating Expenses of each share class of the Acquiring Fund.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each Fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Small Company Trust
	Small Company Value Trust			Small Company Value Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$146	$166	$140	$113	$133	$108	$113	$133	$108
Three Years	$452	$514	$437	$353	$415	$337	$353	$415	$337
Five Years	$782	$887	$755	$612	$718	$585	$612	$718	$585
Ten Years	$1,713	$1,933	$1,657	$1,352	$1,579	$1,294	$1,352	$1,579	$1,294

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the Funds have the same investment objectives and principal strategies, they have the same investment risks. The risks of investing in the Funds include the following:

• Active Management Risk

• Credit and Counterparty Risk

• Equity Securities Risk

• Foreign Securities Risk

• Issuer Risk

• Liquidity Risk

• Medium and Small Company Risk

•	Hedging, Derivatives and Other Strategic Transactions Risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities” and in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, “Aggregate Net Assets” may include, in addition to the net assets of the Fund, the net assets of one or more funds of JHF II that are also advised by JHIMS and subadvised by the same subadviser as the Fund (but only for the period during which the subadviser serves as such to the Fund and such other JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets) (1)(2)

Small Company Trust (1)	Small Company Value Trust (2)
(Acquired Fund)	(Acquiring Fund)

1.05% of the first $125 million; and	1.05% of the first $500 million; and
1.00% of the excess over $125 million.	1.00% of the excess over $500 million.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets of that Fund and the net assets of the Small Company Fund, a series of JHF II. The JHF II Small Company Fund liquidated in December 2008.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that Fund and the net assets of the Small Company Value Fund, a series of JHF II. As of December 31, 2008, the JHF II Small Company Value Fund had net assets of approximately $394,601,435.

T. Rowe Price serves as the subadviser to both the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of each Fund’s assets. For its services, T. Rowe Price receives for each Fund a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective Funds as described above. The subadvisory fee for each Fund is paid by JHIMS and is not an additional charge to the Fund.

T. Rowe Price became the subadviser to the Acquired Fund effective December 19, 2008, replacing its former subadviser, American Century. For information regarding T. Rowe Price and this subadviser change, see “New Subadvisory Agreements for the Mid Cap Value Trust, Small Company Trust and Classic Value Trust.” See also “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

The Board’s considerations in approving T. Rowe Price as the new subadviser to the Acquired Fund are described below under “Board Consideration of New Subadvisory Arrangements.” A discussion of the basis of the Board’s most recent approval of the continuation of advisory and subadvisory agreements will be available in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008.

Performance

Set forth below are a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Information for periods ended December 31, 2008 is unaudited.

Bar Charts.  The bar charts show changes in the performance of the Series I shares of each Fund over the last ten years or, if shorter, from the inception date of the Fund.

Small Company Trust
(Acquired Fund) (Series I shares)

20% 10% 0% -10% -20% -30% -40% -50%

	6.3%	5.6%	-6.5%	-43.2%

	2005	2006	2007	2008

Best Quarter: Q1 ’06, 10.47%
Worst Quarter: Q4 ’08, (32.67)%

Small Company Value Trust
(Acquiring Fund) (Series I shares)

50% 40% 30% 20% 10% 0% -10% -20% -30%

	8.0%	5.9%	6.5%	-5.9%	33.7%	25.3%	6.9%	15.4%	-1.2%	-27.1%

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 16.97%
Worst Quarter: Q4 ’08, (25.40)%

Table.  The following table shows, for the indicated periods ended December 31, 2008 (unaudited), the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

			One	Five	Ten	Since
			Year	Years	Years	Inception

Small Company Trust(1)
(Acquired Fund)	Series I		(43.23)%	N/A	N/A	(6.66)%
	Series II		(43.30)%	N/A	N/A	(6.83)%
	NAV	(2)	(43.16)%	N/A	N/A	(6.60)%
S&P SmallCap 600 Index(3)			(31.09)%	N/A	N/A	0.37%
Small Company Value Trust
(Acquiring Fund)	Series I		(27.05)%	2.20%	5.50%	N/A
	Series II	(4)	(27.26)%	1.98%	5.37%	N/A
	NAV	(5)	(27.04)%	2.23%	5.52%	N/A
Russell 2000 Value Index			(28.92)%	0.27%	6.11%	N/A

(1)	T. Rowe Price became the subadviser to the Acquired Fund effective December 19, 2008. Performance shown in the table includes performance for periods prior to this date.

(2)	NAV shares of the Acquired Fund were first offered on February 28, 2005. For periods prior to February 28, 2005 the performance shown reflects the performance of the Series I shares. Series I shares have higher expenses than NAV shares. Had the performance for periods prior to February 28, 2005 reflected NAV expenses, performance would be higher.

(3)	The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

(4)	Series II shares of the Acquiring Fund were first offered on January 28, 2002. For periods prior to January 28, 2002, performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would have been lower.

(5)	NAV shares of the Acquiring Fund were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would have been higher.

Proposal 6

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE CLASSIC VALUE TRUST
INTO THE EQUITY-INCOME TRUST

Overview of the Reorganization

Shareholders of the Classic Value Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that Fund into the Equity-Income Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

Classic Value Trust	Equity-Income Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of December 31, 2008 (unaudited):

$26,360,606*	$1,297,816,567

*	Assets of approximately $7 million are expected to be redeemed from the Acquired Fund in April 2009.

Investment Adviser:

JHIMS

Investment Subadviser:

T. Rowe Price*

*	T. Rowe Price became the subadviser to the Acquired Fund, replacing Pzena Investment Management, LLC (“Pzena”), effective December 19, 2008.

Investment Objective:

To provide substantial dividend income and also long-term capital appreciation.	To provide substantial dividend income and also long-term capital appreciation.

Principal Investment Strategies:

The principal investment strategies of the Funds are identical. With respect to each Fund:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

The subadviser believes that income can contribute significantly to total return over time and expects the Fund’s yield to exceed that of the S&P 500 Index. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Fund employs a “value” approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock’s intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company’s underlying financial condition and prospects, and to assess the likelihood that a stock’s underlying value will be recognized by the market and reflected in its price.

The Fund will generally consider companies with the following characteristics:

•	established operating histories;

•	above-average dividend yield relative to the S&P 500 Index;

•	low price/earnings ratios relative to the S&P 500 Index;

•	sound balance sheets and other financial characteristics; and

•	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The Fund may also purchase other types of securities in keeping with its objective, including:

•	U.S. and non-U.S. dollar denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

•	preferred stocks;

•	convertible stocks, bonds, and warrants;

•	futures and options; and

•	bank debt, loan participations and assignments.

The Fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities (“junk bonds”).

The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains more complete description of such instruments and the risks associated therewith.

In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

Comparison of Investment Objectives and Policies

The investment objectives and principal strategies of the Acquired and Acquiring Funds are identical.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Fees and Expenses of the Funds

The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to such shares of the Acquiring Fund for the year ended December 31, 2007; and (3) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

							Equity-Income Trust (2)(3)
	Classic Value Trust(1)(2)			Equity-Income Trust(3)			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.79%	0.79%	0.79%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.07%	0.07%	0.07%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Operating Expenses(3)	0.91%	1.11%	0.86%	0.89%	1.09%	0.84%	0.89%	1.09%	0.84%

(1)	The expenses of the Acquired Fund have been restated to reflect a decrease in the advisory fee for the Fund which became effective in June 2008.

(2)	Certain unregistered separate accounts of John Hancock insurance companies are expected to redeem from the Acquired Fund in April 2009 approximately $7 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the “Total Operating Expenses” of each class of shares of the Acquired Fund would have been: Series I: 0.92%; Series II: 1.12%; and NAV: 0.87%; there would, however, have been no change in the pro forma “Total Operating Expenses” of each class of shares of the Acquiring Fund.

(3)	The Adviser has voluntarily agreed to reduce its management fee for the Acquiring Fund by the amount that the Fund’s subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee. This voluntary waiver is based on the combined average daily net assets of JHT Funds and JHF II funds that are subadvised by T. Rowe Price and may be terminated at any time by T. Rowe Price or the Adviser. If this voluntary waiver were reflected in the table, it would reduce by 0.03% the Total Operating Expenses and pro forma Total Operating Expenses of each share class of the Acquiring Fund.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each Fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Equity-Income Trust (2)(3)
	Classic Value Trust(1)(2)			Equity-Income Trust(3)			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$93	$113	$88	$91	$111	$86	$91	$111	$86
Three Years	$290	$353	$274	$284	$347	$268	$284	$347	$268
Five Years	$504	$612	$477	$493	$601	$466	$493	$601	$466
Ten Years	$1,120	$1,352	$1,061	$1,096	$1,329	$1,037	$1,096	$1,329	$1,037

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the Funds have the same investment objectives and principal strategies, they have the same investment risks. The risks of investing in the Funds include the following:

• Active Management Risk

• Credit and Counterparty Risk

• Equity Securities Risk

• Fixed-Income Securities Risk

• Foreign Securities Risk

• Issuer Risk

• Liquidity Risk

•	Hedging, Derivatives and Other Strategic Transactions Risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities” and in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, “Aggregate Net Assets” may include, in addition to the net assets of the Fund, the net assets of one or more funds of

JHF II that are also advised by JHIMS and subadvised by the same subadviser as the Fund (but only for the period during which the subadviser serves as such to the Fund and such other JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets)

Classic Value Trust (1)	Equity-Income Trust (2)
(Acquired Fund)	(Acquiring Fund)

0.79% of the first $2.5 billion; and	0.825% of the first $1 billion; and
0.78% of the excess over $2.5 billion	0.800% of the excess over $1 billion.

(1)	The Aggregate Net Assets of the Acquired Fund include only the net assets of that Fund.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that Fund and the net assets of the Equity-Income Fund, a series of JHF II. As of December 31, 2008, the JHF II Equity-Income Fund had net assets of approximately $676,152,827.

T. Rowe Price serves as the subadviser to both the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of each Fund’s assets. For its services, T. Rowe Price receives for each Fund a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective Funds as described above. The subadvisory fee for each Fund is paid by JHIMS and is not an additional charge to the Fund.

T. Rowe Price became the subadviser to the Acquired Fund effective December 19, 2008, replacing its former subadviser, Pzena. For information regarding T. Rowe Price and this subadviser change, see “New Subadvisory Agreements for the Mid Cap Value Trust, Small Company Trust and Classic Value Trust.” See also “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

The Board’s considerations in approving T. Rowe Price as the new subadviser to the Acquired Fund are described below under “Board Consideration of New Subadvisory Arrangements.” A discussion of the basis of the Board’s most recent approval of the continuation of advisory and subadvisory agreements will be available in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008.

Performance

Set forth below are a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Information for periods ended December 31, 2008 is unaudited.

Bar Charts.  The bar charts show changes in the performance of the Series I shares of each Fund over the last ten years or, if shorter, from the inception date of the Fund.

Classic Value Trust
(Acquired Fund) (Series I shares)

30% 20% 10% 0% -10% -20% -30% -40% -50%

	9.4%	16.0%	-12.6%	-45.6%

	2005	2006	2007	2008

Best Quarter: Q3 ’06, 9.40%
Worst Quarter: Q4 ’08, (26.36)%

Equity-Income Trust
(Acquiring Fund) (Series I shares)

40% 30% 20% 10% 0% -10% -20% -30% -40%

	3.4%	13.0%	1.3%	-13.3%	25.6%	14.8%	3.9%	19.0%	3.4%	-36.0%

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q2 ’03, 16.68%
Worst Quarter: Q4 ’08, (22.38)%

Table.  The following table shows, for the indicated periods ended December 31, 2008 (unaudited), the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

			One	Five	Ten	Since
			Year	Years	Years	Inception

Classic Value Trust(1)
(Acquired Fund)	Series I		(45.55)%	N/A	N/A	(8.15)%
	Series II		(45.68)%	N/A	N/A	(8.34)%
	NAV	(2)	(45.55)%	N/A	N/A	(8.11)%
Russell 1000 Value Index(3)			(36.85)%	N/A	N/A	(1.15)%
Equity-Income Trust
(Acquiring Fund)	Series I		(35.96)%	(1.23)%	1.93%	N/A
	Series II	(4)	(36.16)%	(1.45)%	1.80%	N/A
	NAV	(5)	(35.94)%	(1.20)%	1.95%	N/A
Russell 1000 Value Index			(36.85)%	(0.79)%	1.36%	N/A

(1)	T. Rowe Price became the subadviser to the Acquired Fund effective December 19, 2008. Performance shown in the table includes performance for periods prior to this date.

(2)	NAV shares of the Acquired Fund were first offered on April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

(3)	The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

(4)	Series II shares of the Acquiring Fund were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(5)	NAV shares of the Acquiring Fund were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Combination, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on May 1, 2009 or on such later date as may be determined by JHT (the “Exchange Date”). The net asset value per share of each class of shares of each Acquired and

Acquiring Fund will be determined by dividing the Fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each Fund will be valued in accordance with the valuation practices of that Fund. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of Series I, Series II and NAV shares, as applicable, of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds, except that holders of NAV shares of the U.S. Large Cap Trust and Income & Value Trust will receive Series I shares of, respectively, the American Growth-Income Trust and American Asset Allocation Trust. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHT will take all necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

The Board has determined, with respect to each of the Acquired and Acquiring Funds, that the interests of shareholders and variable contract owners whose contract values are invested in shares of such Funds (“contract owners”) will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Funds and such shareholders and contract owners.

The consummation of the Reorganization with respect to each Combination is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Information” below) of the Acquired Fund entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHT determine that proceeding with the Reorganization is not in the best interests of either or both of the Acquired or Acquiring Funds or their respective shareholders or contract owners. The Plan provides that JHT on behalf of the Acquired or Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the other Fund, except for certain conditions regarding the receipt of regulatory approvals. The consummation of the Reorganization with respect to any Combination is not contingent upon such consummation as to any other Combination.

Under the Plan, the expenses of the Combinations involving the U.S. Large Cap Trust, Income & Value Trust and Classic Value Trust will be borne by these Acquired Funds because they are expected principally to benefit from the Combinations; the expenses of the Combination involving the Mid Cap Value Trust will be allocated between the Acquired and Acquiring Funds on a relative net asset because both Funds are expected to benefit from the Combination; and the expenses of the Combinations involving the Core Equity Trust and Small Company Trust will be borne by the Adviser in view of the impact on these Acquired Funds of recent, significant asset redemptions by JHT’s Lifestyle Trusts. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Trustees, recommends that shareholders approve the Plan under Proposals 1 through 6.

Reasons for the Reorganization

The Board of Trustees of JHT (the “Board”) has unanimously approved the Reorganization, and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Funds in favor of Acquiring Funds having better performance records and expected to have improved prospects for continued asset growth. The Reorganization will permit shareholders of the Acquired Funds to pursue substantially the same or similar investment objectives and/or principal strategies as shareholders of the corresponding Acquiring Funds (indirectly in the case of two Acquiring Funds — the American Growth – Income Trust and American Asset Allocation Trust — that are “feeder funds” which invest in shares of “master funds” that invest directly in portfolio securities). Although the Acquiring Funds in the combinations involving the Income & Value Trust and the Mid Cap Value Trust have higher overall expense ratios than these Acquired Funds, and holders of NAV shares of the U.S. Large Cap Trust will receive from its corresponding Acquiring Fund Series I shares having higher overall expense ratios than these NAV shares, each of the Acquiring Funds has, for the one-and five-year periods ended September 30, 2008, and in some cases since the inception of the corresponding Acquired Fund, outperformed its corresponding Acquired Fund. While the Acquired Funds, because of their underperformance and, for certain Acquired Funds (the Core Equity Trust, Small Company Trust and Classic value Trust), their relatively small asset size, are believed unlikely to attract significant new assets, each Acquired Fund in combination with its corresponding Acquiring Fund is expected to have improved prospects for growth and efficient management.

Board Consideration of the Reorganization

On the recommendation of management, the Board, including the Independent Trustees, considered the Reorganization and each Combination at its meeting held on December 17-19, 2008, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel. In reaching its decision at the December 17-19, 2008 meeting to recommend approval of the Reorganization, the Board concluded that the participation of each Acquired Fund and Acquiring Fund in the Reorganization is in the best interests of each such Fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired and Acquiring Funds, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Funds, the Board inquired into a number of matters and considered, with respect to each Combination, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds as of September 30, 2008; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the subadviser to the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

Although this Proxy Statement/Prospectus, in the fund combination Proposals above and consistent with SEC form requirements, includes information with respect to the fees and expenses of the Acquired and Acquiring Funds for the fiscal year ended December 31, 2007 and comparative performance information (unaudited) for the fiscal one-, five- and ten-year (or shorter “since inception”) periods ended

December 31, 2008, the Board considered the Reorganization prior to year end, at its December 17-19, 2008 meeting, and reviewed fees and expenses information through September 30, 2008 and comparative performance data for the one-, three-, five- and ten-year (or shorter “since inception”) periods ended September 30, 2008.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

Proposal 1: Core Equity Trust (Acquired Fund) into Fundamental Value Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its relatively small size (recent redemptions by the Lifestyle Trusts have significantly reduced the net assets of the Acquired Fund) and long period of underperformance, including four consecutive quarters of bottom quartile performance, and the portfolio manager’s recent deviation from his traditional investment style of buying out of favor stocks at depressed prices; and the Acquiring Fund has a larger asset base and stronger prospects for growth due to its stronger performance record;

2.	The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on May 3, 2004, and has outperformed its peer group average and benchmark index for the one- and five-year periods ended September 30, 2008;

3.	The Acquired Fund and the Acquiring Fund have similar investment objectives, policies and risks — these will be identical as of the effective time of the subadviser change described below — and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

4.	Davis is the subadviser to both the Acquiring Fund and, effective December 19, 2008, the Acquired Fund, and the Board is generally satisfied with Davis’s management of the Acquiring Fund;

5.	The Acquiring Fund has a lower advisory fee and lower overall operating expenses than the Acquired Fund;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Proposal 2: U.S. Large Cap Trust (Acquired Fund) into American Growth-Income Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its long period of underperformance beginning in

2006, and the Acquiring Fund has a larger asset base and stronger prospects for growth due to its stronger performance record;

2.	The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on May 1, 1999 and has outperformed its peer group average and benchmark index for the ten-year period ended September 30, 2008. (The Acquiring Fund commenced operations on May 5, 2003. For periods prior to this date, the performance of the Acquiring Fund reflects the performance of its underlying master fund, the Growth-Income Fund, a series of American Fund Insurance Series);

3.	Although the investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and equity-related securities and the latter, as a feeder fund, invests indirectly in such securities though its master fund, the Acquired Fund and Acquiring Fund have substantially the same investment objectives and risks, and their Combination will afford shareholders of the Acquired Fund reasonable continuity in investment objectives;

4.	CRMC is the adviser to the Growth-Income Fund, the master fund of the Acquiring Fund, and the Board is generally satisfied with CRMC’s management of this master fund;

5.	The overall operating expenses (including master fund expenses) of the Series I and Series II shares of the Acquiring Fund are lower than the overall operating expenses of the Series I and Series II shares of the Acquired Fund, although the NAV shares of the Acquired Fund have lower overall expenses than the Series I shares of the Acquiring Fund (holders of both Series I and NAV shares of the Acquired Fund will receive Series I shares of the Acquiring Fund in the Reorganization);

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 3: Income & Value Trust (Acquired Fund) into American Asset Allocation Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its long period of underperformance beginning in 2006, and the Acquiring Fund has a larger asset base and stronger prospects for growth due to its stronger performance record;

2.	The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on August 3, 1989 and has outperformed its peer group average and benchmark index for the five- and ten-year periods ended September 30, 2008. (The Acquiring Fund commenced operations on May 1, 2007. For periods prior to this date, the performance of the Acquiring Fund reflects the performance of its underlying master fund, the Asset Allocation Fund, a series of American Fund Insurance Series.);

3.	Although the investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and fixed-income securities and the latter, as a feeder fund, invests indirectly in such securities though its master fund, the Acquired Fund and Acquiring Fund have similar investment objectives and risks, and their Combination will afford shareholders of the Acquired Fund reasonable continuity in investment objectives;

4.	CRMC is the adviser to the master fund of the Acquiring Fund, and the Board is generally satisfied with CRMC’s management of this master fund;

5.	Series II shares of the Acquiring Fund have the same or slightly lower overall operating expenses (including master fund expenses) than Series II shares of the Acquired Fund, but the Series I shares of the Acquiring Fund have higher overall operating expenses than the Series I and NAV shares of the Acquired Fund (holders of both Series I and NAV shares of the Acquired Fund will receive Series I shares of the Acquiring Fund in the Reorganization); the Board determined that such higher expenses, although a negative factor, were outweighed by the expected superior performance of the Acquiring Fund, its expected faster asset growth and other benefits of the Combination;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 4: Mid Cap Value Trust (Acquired Fund) into Mid Value Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its long period of underperformance, and the Acquiring Fund has stronger prospects for growth due to its stronger performance record;

2.	The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on April 30, 2001 and has outperformed its peer group average for the one-, three- and five-year periods, and its benchmark index for the one- and three-year periods, ended September 30, 2008;

3.	The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks — these will be identical as of the effective time of the subadviser change described below — and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

4.	T. Rowe Price is the subadviser to the Acquiring Fund and, effective December 19, 2008, the subadviser to the Acquired Fund, and the Board is generally satisfied with T. Rowe Price’s management of the Acquiring Fund;

5.	While the Acquiring Fund has a higher advisory fee and higher overall operating expenses than the Acquired Fund, the Board has determined that such higher expenses, although a negative factor, were outweighed by the expected superior performance of the Acquiring Fund and its expected faster asset growth and other benefits of the Combination;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Proposal 5: Small Company Trust (Acquired Fund) into Small Company Value Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its relatively small size (recent redemptions by the Lifestyle Trusts have significantly reduced the net assets of the Acquired Fund) and long period of underperformance since 2006; and the Acquiring Fund has a larger asset base and stronger prospects for growth due to its stronger performance record;

2.	The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on May 3, 2004, and has outperformed its peer group average and benchmark index for the one- and five -year periods ended September 30, 2008;

3.	The Acquired Fund and the Acquiring Fund have similar investment objectives, policies and risks — these will be identical as of the effective time of the subadviser change described below — and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

4.	T. Rowe Price is the subadviser to the Acquiring Fund and, effective December 19, 2008, the subadviser to the Acquired Fund, and the Board is generally satisfied with T. Rowe Price’s management of the Acquiring Fund;

5.	The Acquiring Fund has a lower advisory fee and lower overall operating expenses than the Acquired Fund;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Proposal 6: Classic Value Trust (Acquired Fund) into Equity-Income Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its relatively small size (and is also expected to incur significant redemptions prior to the Reorganization) and long period of underperformance, and the Acquiring Fund has stronger prospects for growth due to its stronger performance record;

2.	The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on May 3, 2004, and has outperformed its peer group average for the one-, five- and ten-year periods, and its benchmark index for the one- and ten-year periods, ended September 30, 2008;

3.	The Acquired Fund and the Acquiring Fund have broadly similar investment objectives, policies and risks — these will be identical as of the effective time of the subadviser change described below — and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

4.	T. Rowe Price is the subadviser to the Acquiring Fund and, effective December 19, 2008, the subadviser to the Acquired Fund, and the Board is generally satisfied with T. Rowe Price’s management of the Acquiring Fund;

5.	While the Acquiring Fund has a higher advisory fee than the Acquired Fund, the Acquiring Fund has lower overall operating expenses than the Acquired Fund;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Description of the Securities to Be Issued

JHT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or Funds of JHT. The shares of JHT may be issued in four classes: Series I shares, Series II shares, Series III shares and NAV shares. Not all JHT Funds are currently authorized to or offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds has Series I, Series II and NAV shares issued and outstanding, except that the American Growth-Income Trust and American Asset Allocation Trust have Series I, Series II and Series III shares issued and outstanding. The Acquiring Funds will issue Series I, Series II and NAV shares (as applicable) in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable and will have no preemptive rights. Series I, Series II and NAV shares may not be converted into shares of any other class.

The Series I, Series II and NAV shares of the Funds are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I and Series II shares (see “Additional Information About the Funds - Rule 12b-1 Fees” below), and, as described below, voting rights.

All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and upon liquidation in the net assets of the Fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular Fund will be allocated in the manner determined by the Board.

The expenses of each Fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which JHIMS as investment adviser to each Fund determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’ determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHT will have received one or more opinions of Dykema Gossett PLLC to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(A) with respect to each of the three transactions involving, respectively, (i) the Core Equity Trust (Acquired Fund) and the Fundamental Value Trust (Acquiring Fund), (ii) the Mid Cap Value Trust (Acquired Fund) and the Mid Value Trust (the Acquiring Fund) and (iii) the Small Company Trust (Acquired Fund) and the Small Company Value Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

(B) with respect to each of the three transactions involving, respectively, (i) the U.S. Large Cap Trust (Acquired Fund) and the American Growth-Income Trust (Acquiring Fund), (ii) the Income & Value Trust (Acquired Fund) and the American Asset Allocation Trust (Acquiring Fund) and (iii) the Classic Value Trust (Acquired Fund) and the Equity-Income Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of the Acquiring Fund’s shares received in the exchange and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

Neither JHT nor the Acquired or Acquiring Funds have sought a tax ruling from the Internal Revenue Service (“IRS”), but each is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraphs. The opinion or opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position.

Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

Capital Loss Carry Forwards.  As of June 30, 2008, the following Acquired Fund had a capital loss carry forward in the approximate amount indicated: U.S. Large Cap Trust — $77,449,589. As of the Exchange Date, the U.S. Large Cap Trust’s capital loss carry forward could be greater or less, and one or more of the other Acquired Funds could also have capital loss carry forwards.

With respect to the transactions described in (A) above which are expected to be tax-free reorganizations, the amount of an Acquired Fund’s capital loss carry forward, if any, as of the Exchange Date may be available to its corresponding Acquiring Fund to offset its capital gains, although the amount of offsetting losses available in any given year may be limited. As a result of this limitation, an Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of an Acquiring Fund to use the accumulated capital loss carry forward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. After the Reorganization, the benefits of any capital loss carry forward of an Acquired Fund that are available to its corresponding Acquiring Fund will inure to the benefit of all of the shareholders of the Acquiring Fund.

With respect to the transactions described in (B) above, including the transaction involving the U.S. Large Cap Trust, which are not expected to qualify as tax-free reorganizations, the amount of an Acquired Fund’s capital loss carry forward, if any, as of the Exchange Date will not be available to its corresponding Acquiring Fund to offset its capital gains.

CAPITALIZATION
(unaudited)

The following tables show as of December 31, 2008 and with respect to each of Proposals 1 through 6: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date and, with respect to Proposals 2 through 4 and 6, adjusted to reflect the expenses of the Reorganization. The tables do not show the actual numbers of shares of the Acquiring Funds to be issued in connection with the Reorganization which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganization.

Proposal 1*

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Core Equity Trust
(Acquired Fund) **	— Series I	$1,032,552	$4.72	218,722
	— Series II	$17,605,800	$4.68	3,758,391
	— NAV	$1,843,855	$4.72	390,903

Total		$20,482,207		4,368,016

(2) Fundamental Value Trust
(Acquiring Fund)	— Series I	$406,954,510	$9.79	41,562,828
	— Series II	$272,493,452	$9.77	27,879,101
	— NAV	$683,702,822	$9.76	70,042,565

Total		$1,363,150,784		139,484,494

Decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I			(113,252)
	— Series II			(1,956,364)
	— NAV			(201,984)

Total				(2,271,600)

(3) Fundamental Value Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$407,987,062	$9.79	41,668,298
	— Series II	$290,099,252	$9.77	29,681,128
	— NAV	$685,546,677	$9.76	70,231,484

Total		$1,383,632,991		141,580,910

*	The expenses of the Combination under Proposal 1 will be borne by the Adviser.

**	JHT’s Lifestyle Trusts, which operate as funds of funds and invest in NAV shares of other JHT Funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $172 million.

Proposal 2*

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) U.S. Large Cap Trust
(Acquired Fund) **	— Series I	$169,701,274	$9.45	17,951,912
	— Series II	$47,093,375	$9.44	4,987,684
	— NAV	$7,721,147	$9.43	818,784

Total		$224,515,796		23,758,380

(2) American Growth-Income Trust	— Series I	$18,572,942	$11.53	1,611,008
(Acquiring Fund)	— Series II	$798,435,005	$11.52	69,309,207
	— Series III	$11,689,776	$11.50	1,016,893

Total		$828,697,723		71,937,108

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I	$(101,942)	N/A	(3,391,643)
	— Series II	$(27,058)	N/A	(902,066)
	— Series III	—	—	—

Total		$(129,000)		(4,293,709)

(3) American Growth-Income Trust
(Acquiring Fund) (Pro forma assuming Combination of (1) and (2))	— Series I	$195,893,421	$11.53	16,990,061
	— Series II	$845,501,322	$11.52	73,394,825
	— Series III	$11,689,776	$11.50	1,016,893

Total		$1,053,084,519		91,401,779

*	The expenses of the Combination under Proposal 2 will be borne by the Acquired Fund. The net assets of the Acquired Fund above do not include the estimated expenses of the Reorganization.

**	JHT’s Lifestyle Trusts, which operate as funds of funds and invest in NAV shares of other JHT Funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $298 million.

Proposal 3*

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Income & Value Trust
(Acquired Fund) **	— Series I	$223,097,507	$7.15	31,215,898
	— Series II	$47,531,286	$7.12	6,679,062
	— NAV	$1,318,468	$7.15	184,512

Total		$271,947,261		38,079,472

(2) American Asset Allocation Trust
(Acquiring Fund)	— Series I	$2,102,250	$8.44	248,991
	— Series II	$830,548,309	$8.45	98,336,770
	— Series III	$34,160,504	$8.44	4,049,822

Total		$866,811,063		102,635,583

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I	$(126,258)	$(0.01)	(4,825,799)
	— Series II	$(26,742)	$(0.01)	(1,057,223)
	— Series III	—	—	—

Total		$(153,000)		(5,883,022)
(3) American Asset Allocation Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$226,391,967	$8.44	26,823,602
	— Series II	$878,052,853	$8.45	103,958,609
	— Series III	$34,160,504	$8.44	4,049,822

Total		$1,138,605,324		134,832,033

*	The expenses of the Combination under Proposal 3 will be borne by the Acquired Fund. The net assets of the Acquired Fund above do not include the estimated expenses of the Reorganization.

**	Certain unregistered separate accounts of John Hancock insurance companies are expected to redeem from the Acquired Fund in April 2009 approximately $33 million. If this redemption were reflected in the table, the pro forma information for the Acquiring Fund would change in the following respects: Series I “Net Assets” and “Shares Outstanding” would be approximately $192,453,696 and 22,802,480, and total “Net Assets” and Shares Outstanding” would be approximately $1,104,667,053 and 130,810,911.

Proposal 4*

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Mid Cap Value Trust
(Acquired Fund) **	— Series I	$86,798,211	$7.31	11,882,016
	— Series II	$79,249,333	$7.29	10,875,860
	— NAV	$12,858,394	$7.29	1,762,911

Total		$178,905,938		24,520,787

(2) Mid Value Trust
(Acquiring Fund)	— Series I	$32,600,716	$6.74	4,838,879
	— Series II	$7,966,816	$6.74	1,182,548
	— NAV	$75,344,455	$6.72	11,215,903

Total		$115,911,987		17,237,330

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and increase in outstanding shares relative to net asset value upon the Reorganization	— Series I	$(35,133)	N/A	992,247
	— Series II	$(25,838)	N/A	887,534
	— NAV	$(39,029)	N/A	148,072

Total		$(100,000)		2,027,853

(3) Mid Value Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$119,363,794	$6.74	17,713,142
	— Series II	$87,190,311	$6.74	12,945,942
	— NAV	$88,163,820	$6.72	13,126,886

Total		$294,717,925		43,785,970

*	The expenses of the Combination under Proposal 4 will be borne pro-rata by the Acquired and Acquiring Funds. The net assets of the Acquired and Acquiring Funds above do not include the estimated expenses of the Reorganization.

**	JHT’s Lifestyle Trusts, which operate as funds of funds and invest in NAV shares of other JHT Funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $35 million.

Proposal 5*

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Small Company Trust
(Acquired Fund) **	— Series I	$1,737,967	$6.39	271,772
	— Series II	$2,013,596	$6.32	318,492
	— NAV	$583,399	$6.41	91,053

Total		$4,334,962		681,317

(2) Small Company Value Trust
(Acquiring Fund)	— Series I	$108,132,672	$12.97	8,338,188
	— Series II	$81,967,492	$12.88	6,361,625
	— NAV	$282,777,967	$12.94	21,852,972

Total		$472,878,131		36,552,785

Decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I			(137,773)
	— Series II			(162,157)
	— NAV			(45,968)

Total				(345,898)

(3) Small Company Value Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$109,870,639	$12.97	8,472,187
	— Series II	$83,981,088	$12.88	6,517,960
	—NAV	$283,361,366	$12.94	21,898,057

Total		$477,213,093		36,888,204

*	The expenses of the Combination under Proposal 5 will be borne by the Adviser.

**	JHT’s Lifestyle Trusts, which operate as funds of funds and invest in NAV shares of other JHT Funds, redeemed from the Acquired Fund in November and December 2008 assets of approximately $20 million.

Proposal 6*

			Net Asset	Shares
Funds		Net Assets	Value Per Share	Outstanding

(1) Classic Value Trust
(Acquired Fund) **	—Series I	$8,767,638	$6.39	1,372,665
	—Series II	$10,430,080	$6.39	1,631,854
	—NAV	$7,162,888	$6.39	1,120,701

Total		$26,360,606		4,125,220

(2) Equity-Income Trust
(Acquiring Fund)	—Series I	$343,721,385	$9.96	34,520,938
	—Series II	$145,801,620	$9.93	14,675,906
	—NAV	$808,293,562	$9.93	81,406,136

Total		$1,297,816,567		130,602,980

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(12,639)		(493,649)
	—Series II	$(15,035)		(583,007)
	—NAV	$(10,326)		(400,402)

Total		$(38,000)		(1,477,058)

(3) Equity-Income Trust
(Acquired Fund) (pro forma assuming Combination of (1) and (2))	—Series I	$352,476,384	$9.96	35,399,954
	—Series II	$156,216,665	$9.93	15,724,753
	—NAV	$815,446,124	$9.93	82,126,435

Total		$1,324,139,173		133,251,142

*	The expenses of the Combination under Proposal 6 will be borne by the Acquired Fund. The net assets of the Acquired Fund above do not include the estimated expenses of the Reorganization.

**	Certain unregistered separate accounts of John Hancock insurance companies are expected to redeem from the Acquired Fund in April 2009 approximately $7 million. If this redemption were reflected in the table, the pro forma information for the Acquiring Fund would change in the following respects: Series I “Net Assets” and “Shares Outstanding” would be approximately $345,143,946 and 34,663,765, and total “Net Assets” and Shares Outstanding” would be approximately $1,316,806,735 and 132,514,953.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities in which the Acquired and Acquiring Funds may invest are described below. Unless otherwise indicated below or in the Fund descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active Management Risk

Funds that are not index funds are actively managed by their subadviser. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the Fund’s investment objective. If the subadviser’s investment strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and typically are unrated or rated lower than such debt obligations.

Commodity Risk

Certain Funds of Funds, including the Fundamental Value Trust, are authorized to invest in commodities. Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Credit and Counterparty Risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, see “Hedging, Derivatives and Other Strategic Transactions Risk,” or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Freddie Mac and Fannie Mae into conservatorship to provide stability in the financial markets and place these entities in a sound and solvent condition. As part of this conservatorship, the U.S. Treasury: (i) has agreed to purchase up to $100 billion of senior preferred stock of each of Freddie Mac and Fannie Mae to ensure that these entities maintain a positive net worth; (ii) has initiated a program to purchase Freddie Mac and Fannie Mae mortgage-backed securities; and (iii) has established for these entities a new a short-term credit facility. The authority for both the preferred stock purchases and the credit facility will terminate on December 31, 2009.

When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (“S&P”), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund is invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Value Investing Risk.  The Funds purchase certain equity securities (generally referred to as “value stocks”) primarily because they are selling at prices below what their subadviser believes to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadviser to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by subadvisers investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  The Funds may purchase certain equity securities (generally referred to as “growth stocks” or “growth securities”) primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

Exchange Traded Funds (ETFs) Risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed-Income Securities Risk

Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk.  Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk.  Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s investments. Funds that may invest in lower rated fixed income securities commonly referred to as “junk” securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment Grade Fixed Income Securities in the Lowest Rating Category Risk.  Investment grade fixed income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities Risk and High Yield Securities Risk.  Lower rated fixed income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on Subadviser’s Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities.  Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities Risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal.  Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign Securities Risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security. All Funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund’s currency exposure being substantially different than that suggested by its securities investments. All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Fund of Funds Risk

A Fund of Funds’ ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of underlying funds in which the Fund of Funds invests (“Underlying Funds”). In addition, achieving the Fund’s objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds’ ability to meet their investment objectives. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. A Fund of Funds is subject to the same risks as the Underlying Funds in which it invests. The Fund invests in Underlying Funds that invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent a Fund invests in these securities directly or engages in hedging and other strategic transactions, the Fund will be subject to the same risks. As a Fund’s asset mix becomes more conservative, the Fund becomes more susceptible to risks associated with fixed-income securities.

A Fund may be an Underlying Fund to JHT Funds that operate as Funds of Funds and invest in Underlying Funds. Large redemptions from or investments in an Underlying Fund by a Fund of Funds in connection with rebalancings or reallocations of the Fund of Funds’ assets may adversely affect an Underlying Fund. The Underlying Fund could be required to sell securities or to invest cash at times when it would not otherwise desire to do so, and rebalancings may increase brokerage and other transaction costs. A large redemption by a Fund of Funds owning a substantial portion of an

Underlying Fund could cause the Underlying Fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

Hedging, Derivatives and Other Strategic Transactions Risk

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised.

A Fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets and currencies without the Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund’s portfolio securities. If the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Fund utilizes hedging and other strategic transactions it will be subject to the same risks.

High Portfolio Turnover Risk

A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and brokerage commissions, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

Initial Public Offerings Risk

Investments in IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment Company Securities Risk

Each Fund of Funds may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities. See “Risk Factors Fund of Funds Risk” in the SAI for further information regarding investments in other investment companies.

Issuer Risk

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity Risk

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk present the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds that invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Loan Participations Risk

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A Fund may have limited rights to enforce the terms of an underlying loan.

Medium and Small Company Risk

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-Backed Securities.  Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations.  A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities.  Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Short Sales Risk

The Funds may make short sales of securities.  This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

Securities Lending Risk

A Fund’s loans of portfolio securities may not exceed 33 1/3% of the value of the Fund’s total assets, measured at the time of the most recent loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.

Additional risks of investing in the types of securities mentioned above are described in the SAI.

Additional Investment Policies

Subject to certain restrictions and except as noted below or in the Fund descriptions above, the Acquired and Acquiring Funds may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities.

The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund’s net asset value per share, the Funds will cover the transaction as described above.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan of money by the Fund collateralized by the debt securities. The Fund’s risk in a repurchase transaction is limited to the ability of the seller of the securities to repurchase the securities at the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchase agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The Funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund’s net asset value per share, the Funds will cover the transaction as described above.

U.S. Government Securities

The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Freddie Mac and Fannie Mae into conservatorship to provide stability in the financial markets and place these entities in a sound and solvent condition. As part of this conservatorship, the U.S. Treasury: (i) has agreed to purchase up to $100 billion of senior preferred stock of each of Freddie Mac and Fannie Mae to ensure that these entities maintain a positive net worth; (ii) has initiated a program to purchase Freddie Mac and Fannie Mae mortgage-backed securities; and (iii) has established for these entities a new a short-term credit facility. The authority for both the preferred stock purchases and the credit facility will terminate on December 31, 2009.

Warrants

The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued Securities/Forward Commitments

A Fund may purchase or sell debt or equity securities on a “when-issued”, delayed-delivery or “forward commitment” basis. These terms mean that the Fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are more fully described in the SAI.

Subadvisers and Portfolio Managers

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Acquired and Acquiring Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the Funds’ portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

Capital Guardian Trust Company (“CGTC”)

CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

CGTC uses a multiple portfolio manager system in managing a portfolio’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how his or her respective segment will be invested by selecting securities within the limits provided by the portfolio’s objectives and policies. CGTC’s investment committee oversees this process. In addition, CGTC’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Fund	Portfolio Managers

U.S. Large Cap Trust	Terry Berkemeier (since 1992)
Theodore R. Samuels (since 1981)
Eric H. Stern (since 2005 (investment analyst with portfolio management responsibilities since 2002))
Alan J. Wilson (since 1991)
Jim S. Kang (since 1988)
Income & Value Trust	Terry Berkemeier (since 1995)
Christine Cronin (since 2005) (has been with CGTC or an affiliate for 11 years)
Wesley K. S. Phoa (since 2005) (has been with CGTC or an affiliate for 9 years)
Theodore R. Samuels (since 1981)
Eric H. Stern (since 2005 (investment analyst with portfolio management responsibilities since 2002))
Alan J. Wilson (since 1991)
Jim S. Kang (since 1988)

•	Terry Berkemeier. Director, CGTC. Portfolio Manager selecting equity securities.

•	Theodore R. Samuels. Director and Senior Vice President, CGTC. Portfolio Manager selecting equity securities.

•	Eric H. Stern. Director and Senior Vice President, CGTC. Portfolio Manager selecting equity securities.

•	Alan J. Wilson. Director and Senior Vice President, CGTC. Portfolio Manager selecting equity securities.

•	Jim S. Kang. Vice President, CGTC. Portfolio Manager selecting equity securities.

•	Christine Cronin. Vice President, CGTC. Portfolio Manager selecting fixed income securities.

•	Wesley K. S. Phoa. Senior President, CGTC. Portfolio Manager selecting fixed income securities.

Capital Research Management Company (“CRMC”)

CRMC is the investment adviser to the master funds in which the American Growth-Income Trust and American Asset Allocation Trust invest. These are, respectively, the Growth-Income Fund and Asset Allocation Fund, each a series of the

American Funds Insurance Series. The information below is with respect to the master funds.

CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of Capital Group Companies, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1931.

CRMC uses a multiple portfolio counselor system in managing a portfolio’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Each counselor’s role is to decide how his or her respective segment will be invested by selecting securities within the limits provided by a portfolio’s objectives and policies and by CRMC’s investment committee. In addition, CRMC’s investment analysts make investment decisions with respect to a portion of a fund’s portfolio.

CRMC manages equity assets through two investment divisions, Capital World Investors (“CWI”) and Capital Research Global Investors (“CRGI”) and manages fixed-income assets through its Fixed Income division. CWI and CRGI make investment decisions on an independent basis.

Fund	Portfolio Counselors

Growth-Income Fund	James K. Dunton (since 1984)
Donald D. O’Neal (since 2005) (has been with CRMC or an affiliate for 23 years)
J. Blair Frank (since 2006) (has been with CRMC or an affiliate for 14 years)
Claudia P. Huntington (since 1994)
C. Ross Sappenfield (since 2005) (has been with CRMC or an affiliate for 16 years)
Asset Allocation Fund	Alan N. Berro (since 2000)
Susan M. Tolson (since 2000)
Michael T. Kerr (since 2004)
James R. Mulally (since 2006) (has been with CRMC or an affiliate for 28 years)

•	James K. Dunton. Senior Vice President, CRGI. Serves as equity portfolio counselor.

•	Donald D. O’Neal. Senior Vice President, CRGI. Serves as equity portfolio counselor.

•	J. Blair Frank. Senior Vice President, CRGI. Serves as equity portfolio counselor.

•	Claudia P. Huntington. Senior Vice President, CRGI. Serves as equity portfolio counselor.

•	C. Ross Sappenfield. Senior Vice President, CGRI. Serves as equity portfolio counselor.

•	Alan N. Berro. Senior Vice President, CRI. Serves as equity portfolio counselor.

•	Susan M. Tolson. Senior Vice President, CRMC. Serves as fixed-income portfolio counselor.

•	Michael T. Kerr. Senior Vice President, CWI. Serves as equity portfolio counselor.

•	James R. Mulally. Senior Vice President, CRMC. Serves as fixed-income portfolio counselor.

Davis Selected Advisers, L.P. (“Davis”)

Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Fund	Portfolio Managers

Core Equity Trust 2008	Christopher C. Davis (since December)
Kenneth Charles Feinberg (since December 2008)
Fundamental Value Trust	Christopher C. Davis (since 2001)
Kenneth Charles Feinberg (since 2001)

•	Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

•	Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1994; has co-managed other equity funds advised by Davis and also served as a research analyst.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of September 30, 2008, T. Rowe Price and its affiliates managed over $340 billion for over ten million individual and institutional investor accounts.

Fund	Portfolio Managers

Mid Cap Value Trust	David J. Wallack (since January 2009)
Mid Value Trust	David J. Wallack (since 2005)
Small Company Trust	Preston G. Athey (since December 2008)
Small Company Value Trust	Preston G. Athey (since 2001)
Classic Value Trust	Brian C. Rogers (since December 2008)
Equity-Income Trust	Brian C. Rogers (since 1996)

•	David J. Wallack. Vice President since 2003; joined T. Rowe Price in 1990.

•	Preston G. Athey. Vice President since 2002; joined T. Rowe Price in 1978.

•	Brian C. Rogers. Chairman of the Board of T. Rowe Price since January 2007 and Chief Investment Officer since January 2004; joined T. Rowe Price in 1982.

Rule 12b-1 Fees

JHT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I and Series II shares of each of the Funds. The NAV shares of the Funds are not subject to Rule 12b-1 fees.

At present, Series I shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of up to 0.05% of Series I share average daily net assets except that the Series I shares of the American Growth-Income Trust and American Asset Allocation Trust are subject to a Rule 12b-1 fee of up to 0.60%.

Series II shares of the Funds are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets except that the Series II shares of the American Growth-Income Trust and American Asset Allocation Trust are subject to a Rule 12b-1 fee of up to 0.75%.

The Rule 12b-1 fees are paid to JHT’s distributor, JH Distributors (the “Distributor”). With respect to JHT’s feeder funds such as the American Growth-Income Trust and the American Asset Allocation Trust, the Distributor pays American Funds Distributors, Inc. (“AFD”) a marketing allowance for AFD’s marketing assistance equal to 0.16% of any new or subsequent purchase payment allocated to a JHT feeder fund through variable annuity and variable life contracts issued or administered by insurance companies affiliated with JHIMS.

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Each Distribution Plan is a compensation plan rather than a reimbursement plan. Currently, all such payments by the Distributor are made to insurance companies affiliated with JHIMS and the Distributor. However, payments may be made to unaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHT intends to declare as dividends substantially all of the net investment income, if any, of each of the Funds. Dividends from the net investment income and the net capital gain, if any, for each Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash.

Purchase and Redemption of Shares

The purchase and redemption procedures with respect to shares of the Acquired and Acquiring Funds are the same. Shares of each Fund are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Fund are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or (iii) the SEC by order so permits for the protection of security holders of JHT.

Calculation of Net Asset Value.  The net asset value of the shares of each of the Acquired and Acquiring Funds is determined once daily as of the close of trading on the NYSE, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of the Fund’s securities will not materially affect the current net asset value of the shares of the Fund, (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or (iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each share class of a Fund is computed by: (i) adding the sum of the value of the securities held by the Fund, plus any cash or other assets it holds, attributable to the class, (ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

Valuation of Securities.  Securities held by a Fund (except shares of other open-end investment companies and debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, Fund portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a Fund are valued at NAV. Debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading in (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a Fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets,

•	the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities, and

•	the fact that JHT is calculating its NAV for its portfolios when a particular foreign market is closed.

In view of these factors, it is likely that Funds investing significant amount of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amount of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the value of the Fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Fund’s assets that is invested in other open-end investment companies, that portion of the Fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Disruptive Short-Term Trading

None of the JHT Funds is designed for short-term trading (frequent purchases and redemptions of shares) or market timing since such activities may increase Fund transaction costs, disrupt management of a Fund (affecting a subadviser’s ability to effectively manage the Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a Fund’s holdings and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the securities in JHT’s Funds. See “Purchase and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will seek to monitor purchases and redemptions of JHT shares either directly or through procedures adopted by affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing Fund transaction costs, significantly disrupting Fund management or significantly diluting the interest in a Fund held for long-term investment, that is, Disruptive Short-Term Trading, JHT may impose restrictions on trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into an information sharing agreement under which the insurance company is obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as engaging in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease accepting trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target JHT Funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its net asset value.

2. Funds with significant investments in high yield securities that are infrequently traded.

3. Funds with significant investments in small cap securities.

Market timers may also target JHT Funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). It is not a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under “Additional Information Concerning Taxes”. Shareholders and contract owners should consult their tax advisers regarding specific questions as to federal, state and local and foreign taxes and their impact on personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts  JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Code and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a Fund failed to qualify as a regulated investment company:

•	owners of contracts based on the portfolio would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts  Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments  When investing in foreign securities or currencies, a Fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT  For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Treasury Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Holdings

The SAI contains a description of JHT’s policies and procedures regarding disclosure of Fund portfolio holdings.

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such Variable Products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock

Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

ADDITIONAL INFORMATION ABOUT
MASTER-FEEDER FUNDS

The American Growth-Income Trust and American Asset Allocation Trust, the respective Acquiring Funds under Proposals 2 and 3 above, operate as “feeder funds” (the “JHT Feeder Funds”). A “feeder fund”’ is a fund that does not buy investment securities directly; instead, it invests in a “master fund” which in turn purchases investment securities. Each JHT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series (the “American Funds Master Funds”).

JHT Feeder Fund		American Funds Master Fund

American Asset Allocation Trust	—	Asset Allocation Fund (Class 1 shares)
American Growth-Income Trust	—	Growth-Income Fund (Class 1 shares)*

*	Prior to April 28, 2008, the American Growth-Income Trust invested in Class 2 shares of the corresponding American Funds Master Fund, which are subject to a 0.25% Rule 12b-1 fee. Effective April 28, 2008, this JHT Feeder Fund commenced investing in Class 1 shares of its master fund, which are not subject to a Rule 12b-1 fee. At the same time, the Rule 12b-1 fee for each class of shares of this JHT Feeder Fund increased by 0.25% to the following rates: 0.75% for Series II shares, 0.60% for Series I shares and 0.25% for Series III shares.

For shareholders of the Acquired Funds under Proposals 2 and 3, the prospectus for the American Funds Master Funds is being delivered with this Proxy Statement/Prospectus.

Investment Objectives and Strategies.  Each JHT Feeder Fund has a stated investment objective which is the same as the investment objective of the American Fund Master Fund in which it invests. Each American Fund Master Fund pursues this objective through separate investment strategies or policies. There can be no assurance that a JHT Feeder Fund or its master fund will achieve its investment objective. The differences in objectives and policies among the American Fund Master Funds can be expected to affect the returns of the JHT Feeder Funds and the degree of market and financial risk to which each JHT Feeder Fund is subject. The investment objective of each JHT Feeder Fund is non-fundamental (i.e., the objective may be changed without the approval of shareholders).

More complete descriptions of certain other instruments in which the JHT Feeder Funds may invest are set forth in the SAI.

Portfolio Turnover.  Portfolio changes of the American Fund Master Funds will be made without regard to the length of time particular investments may have been held. Unless otherwise noted in the descriptions under Proposals 2 and 3, each American Fund Master Fund anticipates that its annual portfolio turnover rate will not exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the American Fund Master Fund. The portfolio turnover rate of each American Fund Master Fund may vary from year to year, as well as within a year.

Master-Feeder Structure.  Each master fund may have other shareholders, each of whom will pay their proportionate share of the master fund’s expenses. A large shareholder of a master fund could have more voting power than a JHT Feeder Fund on matters of a master fund submitted to shareholder vote. In addition, a large redemption by another shareholder of the master fund may increase the proportionate share of the costs of the master fund borne by the remaining shareholders of the master fund, including a JHT Feeder Fund.

Each JHT Feeder Fund has the right to withdraw its entire investment from its corresponding master fund without shareholder approval if the Board determines that it is in the best interest of the JHT Feeder Fund and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action should be taken which may include: (a) investing all of the assets of the JHT Feeder Fund in another master fund, (b) electing to have another adviser manage the assets directly (either as an adviser to the JHT Feeder Fund or as a subadviser to the JHT Feeder Fund with JHIMS as the adviser) or (c) taking other appropriate action. A withdrawal by a JHT Feeder Fund of its investment in the corresponding master fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the JHT Feeder Fund. Should such a distribution occur, the JHT Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a JHT Feeder Fund could result in a less diversified portfolio of investments and could affect adversely the liquidity of JHT Feeder Fund.

Because each JHT Feeder Fund invests substantially all of its assets in its master fund, each JHT Feeder Fund will bear the fees and expenses of both the JHT Feeder Fund and its master fund. Therefore, a JHT Feeder Fund’s fees and expenses may be higher than those of a fund which invests directly in securities.

Repurchase Agreements.  Each of the JHT Feeder Funds may enter into repurchase agreements. Information regarding repurchase agreements is set forth under “Additional Information about the Funds — Additional Investment Policies - Repurchase Agreements.”

Additional Investment Policies.  Additional investment policies of the master funds are set forth in the statement of additional information of the master fund which is available upon request.

Advisory Arrangements.  The JHT Feeder Funds do not have an investment adviser or subadviser at the feeder fund level. CRMC serves as investment adviser to each American Funds Master Fund. For information about CRMC, see “Additional Information about the Funds — Subadvisers and Portfolio Managers.” See the master funds’ prospectus for a description of the master funds’ advisory arrangements.

NEW SUBADVISORY AGREEMENT FOR THE CORE EQUITY TRUST

At its meeting on December 17-19, 2008, the Board, including all of the Independent Trustees, approved a new subadvisory agreement appointing Davis as the new subadviser to the Core Equity Trust, replacing that Fund’s former subadviser, Legg Mason. This subadviser change became effective, and the former subadvisory arrangements terminated, on December 19, 2008.

As described under Proposal 1 above, shareholders of the Core Equity Trust are being asked to approve the Combination of that Fund into the Fundamental Value Trust which is subadvised by Davis. As a result of the subadviser change described herein, the Acquired Fund and its corresponding Acquiring Fund under Proposal 1 have the same subadviser. This change is intended to facilitate the transition in portfolio management of the Funds occasioned by this Combination.

The change in subadviser for the Core Equity Trust has not resulted in any change in the advisory and subadvisory fee rates for the Fund or in any reduction in the level and quality of the subadvisory services provided to the Fund.

For information about the Board’s consideration of the new subadvisory arrangements, see “Board Consideration of New Subadvisory Arrangements” below.

The new subadvisory agreement with Davis is dated December 19, 2008. The prior subadvisory agreement with Legg Mason for the Core Equity Trust, dated April 30, 2004, was most recently approved by the Board (including a majority of the Independent Trustees) on June 26-27, 2008 in connection with its annual review and continuance of such agreements, and by the sole shareholder of the Fund on May 3, 2004 in connection with the organization of the Fund.

Davis

Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Davis is the subadviser to the following JHT Funds in addition to the Core Equity Trust: the Financial Services Trust and the Fundamental Value Trust. Davis is also the subadviser to the following JHF II funds: the Financial Services Fund and the Fundamental Value Fund.

For information about the management of, and funds comparable to the Core Equity Trust that are managed by, Davis, see Appendix B to this Proxy Statement/Prospectus (“Additional Information About Davis”).

New Subadvisory Agreement

Under the new subadvisory agreement with Davis, as under the prior subadvisory agreement with Legg Mason, the subadviser manages the day-to-day investment and reinvestment of the assets of the Core Equity Trust, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser.

The terms of the prior subadvisory agreement and the new subadvisory agreement are substantially the same, and are the same with respect to compensation as described below. The terms of the agreements are more fully described below under “Description of Prior and New Subadvisory Agreements.”

Compensation.  As compensation for their respective services under the new and prior subadvisory agreements, Davis is paid, and Legg Mason was paid, a subadvisory fee by the Adviser with respect to the Core Equity Trust. Under each such agreement, the fee, which is accrued daily and paid monthly, is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. As indicated in the note to the table below, “Aggregate Net Assets” may include, in addition to the net assets of the Core Equity Trust, the net assets of one or more other Funds of JHT or funds of JHF II. Under both the prior and the new subadvisory agreements, the subadvisory fee is paid by the Adviser and is not an additional charge to the Fund.

The following table sets forth the annual percentage rates of the subadvisory fees for the Core Equity Trust under the prior and new subadvisory agreements. As indicated, the rates are the same under both agreements.

Subadvisory Fees — Core Equity Trust
(Rates Applied to Aggregate Net Assets)(1)

Prior Subadvisory Agreement	New Subadvisory Agreement

0.40% of the first $350 million; and	0.40% of the first $350 million; and
0.30% of the excess over $350 million.	0.30% of the excess over $350 million.

(1)	Aggregate Net Aggregate Net Assets under both the new and prior subadvisory arrangements include the net assets of Core Equity Trust and the net assets of JHF II Core Equity Fund. The JHF II Core Equity Fund liquidated in December 2008.

For the fiscal year ended December 31, 2008, JHIMS paid Legg Mason under the prior subadvisory agreement a subadvisory fee of $1,538,932 with respect to the Core Equity Trust. If the new subadvisory agreement with Davis had been in effect for the same period of that fiscal year (through December 19, 2008), the subadvisory fee paid to Davis would have been the same.

Changes in Non-Fundamental Investment Policies

In connection with approving the new subadvisory agreement with Davis for the Core Equity Trust, the Board also approved changing certain non-fundamental investment policies of the Fund to permit Davis to manage the Fund in a style more consistent with its management of the Fundamental Value Trust. The amended investment policies are set forth above under Proposal 1. The prior investment policies are set forth below:

Prior Investment Policies — Core Equity Trust

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

The subadviser seeks to purchase securities at large discounts to the subadviser’s assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, by factors such as, but not limited to, the discounted value of its projected future free cash flows, its ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The Fund may also invest in debt securities of companies having one or more of the above characteristics. The Fund may invest up to 20% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds.”

NEW SUBADVISORY AGREEMENTS FOR
THE MID CAP VALUE TRUST,
SMALL COMPANY TRUST AND CLASSIC VALUE TRUST

At its meeting on December 17-19, 2008, the Board, including all of the Independent Trustees, approved new subadvisory agreements appointing T. Rowe Price as the new subadviser to the Mid Cap Value Trust, Small Company Trust and Classic Value Trust, replacing those Funds’ former subadvisers, respectively: Lord Abbett, American Century and Pzena. The subadviser changes for the Small Company Trust and Classic Value Trust became effective, and the former subadvisory arrangements terminated, on December 19, 2008. The subadviser changes for the Mid Cap Value Trust became effective, and the former subadvisory arrangements terminated, on January 9, 2009.

As described under Proposals 4, 5 and 6 above, shareholders of each of the Mid Cap Value Trust, Small Company Trust and Classic Value Trust are being asked to approve the Combinations of those Funds into their corresponding Acquiring Funds, all of which are subadvised by T. Rowe Price. As a result of the subadviser changes described herein, each of these Acquired Funds and its corresponding Acquiring Fund under Proposals 4, 5 and 6 have the same subadviser. These changes are intended to facilitate the transition in portfolio management of the Funds occasioned by the Combinations.

The change in subadviser for each of the Mid Cap Value Trust, Small Company Trust and Classic Value Trust has not resulted in any change in the advisory and subadvisory fee rates for that Fund or in any reduction in the level and quality of the subadvisory services provided to that Fund.

For information about the Board’s consideration of the new subadvisory arrangements, see “Board Consideration of New Subadvisory Arrangements” below.

The new subadvisory agreements with T. Rowe Price are dated December 19, 2008 for the Small Company Trust and Classic Value Trust and January 9, 2009 for the Mid Cap Value Trust. The table below sets forth, for each prior subadvisory agreement, its date, the date it was most recently approved by the Board (including a majority of the Independent Trustees) in connection with the Board’s annual review and continuance of such agreements, and the date of its approval by the sole shareholder of the Fund in connection with the organization of the Fund:

		Date of	Date of Board	Date of Shareholder
Fund	Subadviser	Agreement	Approval	Approval

Mid Cap Value	Lord Abbett	April 30, 2001	June 26-27, 2008	April 30, 2001
Small Company	American Century	May 1, 2004	June 26-27, 2008	May 3, 2004
Classic Value	Pzena	April 30, 2004	June 26-27, 2008	May 3, 2004

T. Rowe Price

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of September 30, 2008, T. Rowe Price and its affiliates managed over $340 billion for over ten million individual and institutional investor accounts.

T. Rowe Price is the subadviser to the following JHT Funds in addition to the Mid Cap Value Trust, Small Company Trust and Classic Value Trust: the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Mid Value Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust. T. Rowe Price is also the subadviser to the following JHF II funds: the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Mid Cap Value Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund.

For information about the management of, and funds comparable to the Mid Cap Value Trust, Small Company Trust and Classic Value Trust that are managed by, T. Rowe Price, see Appendix C to this Proxy Statement/Prospectus (“Additional Information About T. Rowe Price”).

New Subadvisory Agreements

Under the new subadvisory agreements with T. Rowe Price, as under the prior subadvisory agreements with Lord Abbett, American Century and Pzena, the subadviser manages the day-to-day investment and reinvestment of the assets of each of the Mid Cap Value Trust, Small Company Trust and Classic Value Trust, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for each Fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser.

The terms of the prior subadvisory agreements and the new subadvisory agreements are substantially the same, and are the same with respect to compensation as described below. The terms of the agreements are more fully described below under “Description of Prior and New Subadvisory Agreements.”

Compensation.  As compensation for their respective services under the new and prior subadvisory agreements, T. Rowe Price is paid, and Lord Abbett, American Century and Pzena were paid, subadvisory fees by the Adviser with respect to the Mid Cap Value Trust, Small Company Trust and Classic Value Trust. Under each such agreement, the fee, which is accrued daily and paid monthly, is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. As indicated in the note to the table below, “Aggregate Net Assets” for each Fund may include, in addition to the net assets of the Fund, the net assets of one or more other Funds of JHT or funds of JHF II. Under both the prior and the new subadvisory agreements, the subadvisory fees paid by the Adviser are not additional charges to the Funds.

The following table sets forth the annual percentage rates of the subadvisory fees for the Mid Cap Value Trust, Small Company Trust and Classic Value Trust under the prior and new subadvisory agreements. As indicated, the rates are the same under the prior and new subadvisory agreements.

Subadvisory Fees
(Rates Applied to Aggregate Net Assets)

	Prior Subadvisory Agreement	New Subadvisory Agreement

Mid Cap Value Trust(1)	0.450% of the first $200 million; 0.400% of the next $300 million; and 0.375% of the excess over $500 million.	0.450% of the first $200 million; 0.400% of the next $300 million; and 0.375% of the excess over $500 million.
Small Company Trust(2)	0.600% of the first $125 million; and 0.550% of the excess over $125 million.	0.600% of the first $125 million; and 0.550% of the excess over $125 million.
Classic Value Trust(3)	0.34% of the $2.5 billion; and 0.33% of the excess over $2.5 billion.	0.34% of the $2.5 billion; and 0.33% of the excess over $2.5 billion.

(1)	Aggregate Net Assets under both the new and prior subadvisory arrangements include the net assets of the Mid Cap Value Trust and the net assets of the JHF II Mid Cap Value Fund. As of December 31, 2008, the JHF II Mid Cap Value Fund had net assets of approximately $96,361,308.

(2)	Aggregate Net Assets under both the new and prior subadvisory arrangements include the net assets of the Small Company Trust and the net assets of the JHF II Small Company Fund. The JHF II Small Company Fund liquidated in December 2008.

(3)	Aggregate Net Assets under the prior subadvisory agreement included the net assets of the Classic Value Trust and the net assets of the JHF II Classic Value Fund. Under the new subadvisory agreement, Aggregate Net Assets include only the net assets of the Classic Value Trust.

For the fiscal year ended December 31, 2008 (and for services under the prior subadvisory agreements through December 19 of that year for the Small Company Trust and Classic Value Trust and for the entire fiscal year for the Mid Cap Value Trust), JHIMS paid: Lord Abbett a subadvisory fee of $1,440,374 with respect to the Mid Cap Value Trust; American Century a subadvisory fee of $212,232 with respect to the Small Company Trust; and Pzena a subadvisory fee of $147,858 with respect to the

Classic Value Trust. If the new subadvisory agreements with T. Rowe Price had been in effect for that fiscal year, the subadvisory fees paid to T. Rowe Price would have been the same with respect to the Mid Cap Value Trust and the Small Company Trust. With respect to the Classic Value Trust, although the fee rates are the same under the prior and new subadvisory agreements, the subadvisory fee that would have been paid to T. Rowe Price would have been lower — approximately $133,039 (net of a fee waiver applicable to T. Rowe Price-subadvised assets) — because the fee rates would have been applied to a lesser amount of Aggregate Net Assets. See note 3 to the table above.

Changes in Non-Fundamental Investment Policies

In connection with approving the new subadvisory agreements with T. Rowe Price for the Mid Cap Value Trust, Small Company Trust and Classic Value Trust, the Board also approved changing certain non-fundamental investment policies of the Funds to permit T. Rowe Price to manage the Funds in a style more consistent with its management of their respective Acquiring Funds (the Mid Value Trust, Small Company Value Trust and Equity-Income Trust). The amended investment restrictions are set forth above under Proposals 4, 5 and 6. The prior investment policies are set forth below:

Prior Investment Policies — Mid Cap Value Trust

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index ($25 million to $16.5 billion as of October 31, 2008). This range varies daily. The Fund invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

The subadviser uses a value approach in managing the Fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, the subadviser looks for such factors as:

•	Changes in economic and financial environment;

•	Improved efficiencies resulting from new technologies or changes in distribution;

•	New or rapidly expanding markets;

•	Price increases for the company’s products or services;

•	New or improved products or services;

•	Changes in management or company structure; and

•	Changes in government regulations, political climate or competitive conditions.

The Fund may invest up to 10% of its total assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The subadviser does not consider American Depositary Receipts (ADRs) and securities of companies domiciled outside the U.S. that are traded in the U.S. to be “foreign securities.” Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Prior Investment Policies — Small Company Trust

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in stocks of U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index. The market cap range of the Index as of September 30, 2008 was $40 million to $3.04 billion.

If the companies in which the Fund invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the subadviser determines that the availability of small-sized companies in which to invest is not adequate to meet the Fund’s investment needs, the subadviser may invest up to 20% of the Fund’s assets in medium- and larger sized companies.

The subadviser uses quantitative management techniques in a two-step process. In the first step, the subadviser ranks stocks, primarily smaller U.S. companies, from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk.

The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of the stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. The Fund limits its purchase of debt obligations to investment-grade obligations. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

The subadviser generally sells stocks from the Fund’s portfolio when the subadviser believes:

•	a stock becomes less attractive relative to other stock opportunities;

•	a stock’s risk parameters outweigh its return opportunity;

•	more attractive alternatives are identified; or

•	specific events alter a stock’s prospects.

The Fund may invest in IPOs. The Fund is authorized to use each of the investment strategies listed under “Additional Information About the Funds’ Investment Policies” including, without limitation, investing in U.S. government securities and entering into short sales. The Fund may also purchase securities of other investment companies, including ETFs, and cash and cash equivalents. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

Prior Investment Policies — Classic Value Trust

Under normal market conditions, the Fund invests at least 80% of its assets in domestic equity securities. The Fund may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

In managing the Fund, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that the subadviser believes generally have the following characteristics:

•	cheap on the basis of current price to estimated normal level of earnings;

•	current earnings below normal levels;

•	a sound plan to restore earnings to normal; and

•	a sustainable business advantage.

Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the least to the most expensive on the basis of current share price to the subadviser’s estimate of normal long-term earnings power. The subadviser’s management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, the Subadviser refines its earnings model and makes its final investment decision.

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the Fund’s investments avoid the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in the subadviser’s ranking system). The subadviser also will generally sell a security when there are more attractive opportunities or there is a change in company fundamentals.

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The subadviser seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the Fund’s cash levels will increase. To the extent the Fund’s cash levels increase, its ability to achieve its investment objective will be limited.

The Fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

BOARD CONSIDERATION OF NEW SUBADVISORY ARRANGEMENTS

At its meeting on December 17-19, 2008, the Board, including all of the Independent Trustees, approved new subadvisory agreements appointing Davis as the new subadviser to the Core Equity Trust and T. Rowe Price as the new subadviser to the Mid Cap Value Trust, Small Company Trust and Classic Value Trust.

The Board, including the Independent Trustees, is responsible for selecting JHT’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving the Funds’ advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each Fund are:

1. the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadviser to the Fund;

2. the investment performance of the Fund and its subadviser;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with JHT; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHT’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHT, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination with respect to the factors that it considers, the Board reviewed:

1. information relating to the subadviser’s current subadvisory services to JHT (and other funds in the John Hancock family of funds);

2. the performance of the Fund and the performance of other funds managed by the subadviser with similar investment policies;

3. the subadvisory fee for the Fund, including any breakpoints; and

4. information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

Particular considerations of the Board at the December 17-19, 2008 meeting in approving the new subadvisory agreements with Davis for the Core Equity Trust and with T. Rowe Price for the Mid Cap Value Trust, Small Company Trust and Classic Value Trust included the following:

Core Equity Trust:

1. Davis has demonstrated skills as a manager, is currently the subadviser to two Funds of JHT and two funds of JHF II and may be expected to provide a high quality of investment management services and personnel to the Core Equity Trust.

2. The Fundamental Value Trust, which is managed by Davis in a style similar to that of the Core Equity Trust, has outperformed the Core Equity Trust since that Fund’s inception in May 2004, and has outperformed its peer group average for the one-, three- and five-year periods, and its benchmark index for the one- and five-year periods, ended September 30, 2008.

3. The subadvisory fee rates with respect to the Core Equity Trust under the new subadvisory agreement are (i) the product of arms-length negotiation between the Adviser and Davis, (ii) within industry norms (and lower than the Fund’s peer group median), (iii) and the same as the subadvisory fee rates under the prior subadvisory agreement. In addition, the subadvisory fee is paid by the Adviser and not by the U.S. Core Trust.

Mid Cap Value Trust, Small Company Trust and Classic Value Trust:

1. T. Rowe Price has demonstrated skills as a manager, is currently the subadviser to numerous Funds of JHT and JHF II and may be expected to provide a high quality of investment management services and personnel to each of the Mid Cap Value Trust, Small Company Trust and Classic Value Trust.

2. The Mid Value Trust, which is managed by T. Rowe Price in a style similar to that of the Mid Cap Value Trust, has outperformed the Mid Cap Value Trust since that Fund’s inception in April 2001, and has outperformed its peer group average for the one-, three- and five-year periods, and its benchmark index for the one- and three-year periods, ended September 30, 2008.

3. The Small Company Value Trust, which is managed by T. Rowe Price in a style similar to that of the Small Company Trust, has outperformed the Small Company Trust since that Fund’s inception in April 2001, and has outperformed its peer group average and benchmark index for the one- and five-year periods ended September 30, 2008.

4. The Equity Income Trust, which is managed by T. Rowe Price in a style similar to that of the Classic Value Trust, has outperformed the Classic Value Trust since that Fund’s inception in May 2004, and has outperformed its peer group average for the one-, five- and ten-year periods, and its benchmark index for the one- and ten-year periods, ended September 30, 2008.

5. The subadvisory fee rates with respect to each of the Mid Cap Value Trust, Small Company Trust and Classic Value Trust under the new subadvisory agreements are (i) the product of arms-length negotiation between the Adviser and T. Rowe Price, (ii) lower than the peer group median for the Mid Cap Value Trust, higher than the peer group median for the Small Company Trust and equal to the peer group median for the Classic Value Trust (iii) and the same as the subadvisory fee rates under the respective, prior subadvisory agreements. In addition, the subadvisory fees are paid by the Adviser and not by the Funds.

DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

The terms of the prior subadvisory agreements with Legg Mason, Lord Abbett, American Century and Pzena, and the new subadvisory agreements with Davis and T. Rowe Price, are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the “subadvisory agreement” and the subadvisers as the “subadviser.” Certain differences among the agreements are noted below.

Duties of the Subadviser.  The subadviser manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadvisers implements such program by purchases and sales of securities and regularly report thereon to the Board and the Adviser. At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.

Brokerage Transactions.  The subadviser selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers, and negotiates brokerage commissions if applicable. The subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to accounts managed by the subadviser.

Books and Records.  The subadviser maintains all accounts, books and record with respect to the Fund as are required of an investment adviser of a registered investment company under the 1940 Act and the Advisers Act.

Term.  The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Board or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to a Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the agreement or (b) all of the JHT Funds.

If the outstanding voting securities of a Fund fail to approve any continuance of a subadvisory agreement for the Fund, the subadviser will continue to act as subadviser with respect to the Fund pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

Termination.  The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the agreement and, as applicable, to JHT. The following parties or others may terminate the agreement:

•	the Board;

•	the holders of a majority of the outstanding voting securities of the Fund;

•	the Adviser; and

•	the subadviser.

The subadvisory agreement automatically terminates in the event of its assignment.

Amendments.  The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by of a majority of the Independent Trustees of JHT. Any required shareholder approval of any amendment will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other JHT Fund affected by the amendment or (b) all of the JHT Funds.

Pursuant to an order from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Fund), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. JHT is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadviser.  Neither the subadviser nor any of its officers, directors or employees (or its partners and employees, as applicable), will be liable to the Adviser or JHT for any loss suffered by the Adviser or JHT resulting from its acts or omissions as subadviser to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser or any of its officers, directors or employees (or partners or employees, as applicable).

Consultation with Subadvisers to the Funds.  Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadviser from consulting with the following entities concerning transactions for a Fund in securities or other assets: (a) other subadvisers to the Fund, (b) subadvisers to other JHT Funds, and (c) subadvisers to funds under common control with the Fund.

Confidentiality of Portfolio Holdings.  The subadviser is required to treat JHT Fund portfolio holdings as confidential and to prohibit its employees from trading on such confidential information (this provision is not included in the subadvisory agreements with American Century and Davis).

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHT

JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, to certain entities affiliated with the insurance companies and to the following Funds of JHT that operate as funds of funds and invest in other JHT Funds: the Lifestyle Trusts, the Lifecycle Trusts, the Absolute Return Trust, the American Fundamental Holdings Trust, the American Global Diversification Trust and the Franklin Templeton Founding Allocation Trust (collectively, the “Funds of Funds”). Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

As of the Record Date, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”), John Hancock Life Insurance Company of New York (“JHLICO New York”), John Hancock Life Insurance Company (“JHLICO”), John Hancock Variable Life Insurance Company (“JHVLICO”) (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a Fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a Fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHT but rather with the subadviser to each Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”). The ultimate parent entity of Manulife and JHFS is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

JHLICO (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117.

The number of votes eligible to be cast at the Meeting with respect to each Fund, the percentage ownership of the outstanding shares of each Fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by JHT by April 19, 2009. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals.

Quorum; Definition of a Majority of Outstanding Voting Securities.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHT (or of a Fund or class of shares of a Fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHT (or of a Fund or class of shares of a Fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of JHT or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of JHT or a Fund, as applicable, are present in person or by proxy or

(2) more than 50% of the outstanding voting securities of JHT or a Fund, as applicable.

Shareholders are entitled to one vote for each Series I, Series II and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions.  Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.  With respect to the Combination of each Acquired Fund and its corresponding Acquiring Fund, the costs of the preparation of these proxy materials and their distribution will be: (i) borne by the Acquired Fund in the case of the Combinations involving the U.S. Large Cap Trust, the Income & Value Trust and the Classic Value Trust; (ii) allocated on a relative net asset basis between the Acquired and Acquiring Funds in the case of the Combination involving the Mid Cap Value Trust; and (iii) borne by the Adviser in the case of the Combinations involving the Core Equity Trust and Small Company Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

Fund Voting.  Shares of each Acquired Fund will vote separately, and in the aggregate and not by class of shares, with respect to the proposal applicable to that Fund.

Solicitation of Proxies and Voting Instructions

JHT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts which are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Funds held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance

Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHT will vote shares of the Acquired Funds held by a Fund of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that Acquired Fund. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and NAV shares of each Acquired Fund, and the percentage ownership thereof by JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and collectively by the Funds of Funds are set forth below:

	Number of	Percentage of Shares Held by:
	Eligible	JHLICO	JHLICO			Funds of
Acquired Fund	Votes	U.S.A.	New York	JHLICO	JHVLICO	Funds*

Core Equity Trust
— Series I	221,687	100.00%
— Series II	3,933,314	83.51%	16.49%
— NAV	400,877	33.69%	0.30%	0.73%	65.28%
U.S. Large Cap Trust
— Series I	17,330,394	95.40%	4.60%
— Series II	4,871,614	87.42%	12.58%
— NAV	720,435	27.60%	4.96%	0.05%	67.39%
Income & Value Trust
— Series I	30,384,778	95.35%	4.65%
— Series II	6,422,937	89.49%	10.51%
— NAV	201,329	44.42%	2.39%		53.19%
Mid Cap Value Trust
— Series I	11,299,490	95.53%	4.47%
— Series II	10,570,033	87.15%	12.85%
— NAV	1,178,977	36.49%	0.92%	2.72%	59.87%
Small Company Trust
— Series I	156,376	98.93%	1.07%
— Series II	299,480	95.90%	4.10%
— NAV	83,604	0.52%		17.31%	82.17%
Classic Value Trust
— Series I	1,415,236	95.63%	4.37%
— Series II	1,594,065	89.11%	10.89%
— NAV	1,137,881	21.52%	0.88%	7.36%	70.24%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquired Funds.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquired Funds.

Acquiring Funds

As of the Record Date, the number of shares outstanding with respect to the Series I, Series II, Series III and NAV shares (as applicable) of each Acquiring Fund, and the percentage ownership thereof by each of JHLICO U.S.A., JHLICO New York, JHLICO, JHVLICO and collectively by the Funds of Funds are set forth below:

	Number of	Percentage of Shares Held by:
	Eligible	JHLICO	JHLICO			Funds of
Acquired Fund	Votes	U.S.A.	New York	JHLICO	JHVLICO	Funds*

Fundamental Value Trust
— Series I	40,093,474	92.57%	7.43%
— Series II	28,306,936	89.13%	10.87%
— NAV	77,041,331	0.81%	0.02%	0.05%	0.70%	98.42%
American Growth-Income Trust
— Series I	1,708,842	83.83%		0.78%	15.39%
— Series II	71,264,304	87.82%	12.18%
— Series III	1,487,785	100.00%
American Asset Allocation Trust
— Series I	273,904	99.92%	0.07%		0.01%
— Series II	106,690,336	92.64%	7.36%
— Series III	5,574,931	100.00%
Mid Value Trust
— Series I	4,939,087	96.54%	3.46%
— Series II	1,167,422	91.98%	8.02%
— NAV	14,953,038	8.15%	0.20%	24.17%	42.77%	24.71%
Small Company Value Trust
— Series I	7,992,521	95.45%	4.55%
— Series II	6,200,580	87.19%	12.81%
— NAV	21,390,326	1.81%	0.04%	0.04%	1.49%	96.62%
Equity-Income Trust
— Series I	32,896,140	91.52%	8.48%
— Series II	14,317,532	86.31%	13.69%
— NAV	88,943,572	4.86%	0.06%	11.67%	19.08%	64.33%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquiring Funds.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquiring Funds.

FINANCIAL STATEMENTS

The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2007 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as such financial statements relate to the Acquired and Acquiring Funds. The unaudited financial statements of JHT included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008 are incorporated by reference into the SAI insofar as such financial statements relate to the Acquired and Acquiring Funds. The financial highlights of the Acquired and Acquiring Funds as of June 30, 2008 are included in Appendix D to this Proxy Statement/Prospectus.

JHT will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2007 and its Semi-Annual Report for the six-month period ended June 30, 2008, to any shareholder or contract owner upon request. To obtain a report, please contact JHT by calling 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHT must be received by JHT a reasonable time before JHT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

March 9, 2009
Boston, Massachusetts

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this 19th day of December, 2008, by John Hancock Trust (“JHT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its corresponding “Acquiring Fund” listed below, all of which are separate series or funds of JHT, and, for purposes of Sections 1(a)(ii) and 9 of the Plan only, by John Hancock Investment Management Services, LLC (“JHIMS”), the investment adviser to JHT:

Acquired Fund	Corresponding Acquiring Fund

Core Equity Trust	Fundamental Value Trust
U.S. Large Cap Trust	American Growth-Income Trust
Income & Value Trust	American Asset Allocation Trust
Mid Cap Value Trust	Mid Value Trust
Small Company Trust	Small Company Value Trust
Classic Value Trust	Equity Income Trust

This Plan shall be deemed to be a separate agreement by JHT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the “Acquired Fund” and the “Acquiring Fund.”

WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV (as applicable) voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the “Reorganization”); and

WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares (as applicable) of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii) JHIMS has advised JHT that: (A) because of significant differences between the investment strategies and portfolio securities of each of the U.S. Large Cap Trust and the Income & Value Trust (Acquired Funds), which invest directly in equity and other portfolio securities, and their respective, corresponding Acquiring Funds, the American Growth-Income Trust and American Asset Allocation Trust, which are “feeder funds” that invest principally in shares of their respective “master funds,” substantially all of the portfolio securities of the U.S. Large Cap Trust and the Income & Value Trust will be sold in connection with the Reorganization; and (B) in connection with the Reorganization, and prior to the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), certain unregistered separate accounts of one or more John Hancock life insurance companies are expected to redeem from the Classic Value Trust (an Acquired Fund) approximately $7.3 million of their investments in that Acquired Fund, representing approximately 28% of the net assets of that Acquired Fund.

(iii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, Series  I, Series II and NAV shares of the Acquiring Fund, except that holders of NAV shares of the U.S. Large Cap Trust and the Income & Value Trust will receive Series I shares of their respective, corresponding Acquiring Funds. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

(iv) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered, (B) May 1, 2009 and (C) such later day as any one or more of the officers of JHT may determine.

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

(iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of the Series I, Series II and NAV shares (as applicable) of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information.

(ii) The number of Series I, Series II and NAV shares (as applicable) of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares (as applicable) of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.	Representations and Warranties of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 1, 2008, as supplemented, and the current statement of additional information of JHT dated May 1, 2008, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquiring Fund for the fiscal year ended December 31, 2007, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.  The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund).

(g) Authority Relative to this Plan.  JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.  There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2007 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.  Since December 31, 2007, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquiring Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.  No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

(l) Taxes.  All federal and other income tax returns of the Acquiring Fund required to be filed by JHT have been filed for all taxable years to and including December 31, 2007, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 1, 2008, as supplemented, and the current statement of additional information of JHT dated May 1, 2008, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquired Fund for the fiscal year ended December 31, 2007, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan.  JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.  There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2007 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.  Since December 31, 2007, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquired Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.  JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.  All federal and other income tax returns of the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2007, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement.  On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”) and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders.  JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.  With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.  In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6.	Conditions Precedent to Obligations of JHT on Behalf of the Acquired Fund

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.  With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2007.

(c) Regulatory Approval.  The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions.  JHT shall have received one or more opinions of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Internal Revenue Code of 1986, as amended (the “Code”) of the Reorganization insofar as it relates each Acquired Fund and its corresponding Acquiring Fund (the “Tax Opinions’). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The opinion(s) will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(A) with respect to each of the three transactions involving, respectively, (i) the Core Equity Trust (Acquired Fund) and the Fundamental Value Trust (Acquiring Fund), (ii) the Mid Cap Value Trust (Acquired Fund) and the Mid Value Trust (Acquiring Fund) and (iii) the Small Company Trust (Acquired Fund) and the Small Company Value Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

(B) with respect to each of the three transactions involving, respectively, (i) the U.S. Large Cap Trust (Acquired Fund) and the American Growth-Income Trust (Acquiring Fund), (ii) the Income & Value Trust (Acquired Fund) and the American Asset Allocation Trust (Acquiring Fund) and (iii) the Classic Value Trust (Acquired Fund) and the Equity Income Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

7.	Conditions Precedent to Obligations of JHT on Behalf of the Acquiring Fund

The obligations of JHT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.  With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2007.

(c) Portfolio Securities.  All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS

(or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.  The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.  JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions.  JHT shall have received the Tax Opinions.

(g) Financial Statements.  The Financial Statements of JHT for the fiscal year ended December 31, 2008 shall have been audited by the independent registered public accounting firm retained by JHT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2008.

8.	Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments.  JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof. Notwithstanding the foregoing, this Agreement may be deemed to be amended as provided in Section 12 hereof.

(b) Waivers.  At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c) Termination.  This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

(d) Unless JHT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on September 30, 2009 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.  No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

With respect to each Acquired Fund and its corresponding Acquiring Fund, the expenses of the Reorganization will be borne by the Acquired Fund except that such expenses: (i) will be allocated between the Acquired and Acquiring Funds on a relative net asset basis in the case of the Reorganization as to the Mid Cap Value Trust; and (ii) will be borne by JHIMS in the case of the Reorganization as to the Core Equity Trust and the Small Company Trust. If the Reorganization is not consummated as to a Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHT must look solely to JHT’s property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No Fund of JHT shall be liable for claims against any other Fund of JHT.

12.	Conversion to Limited Liability Company.

In the event that, prior to the filing of the Registration Statement with the Commission, the effective date thereof or the Effective Time of the Reorganization, JHT converts from a Massachusetts business trust to a Delaware limited liability company, to be known as John Hancock Variable Insurance Portfolios, LLC (“JHVIP”), pursuant to a Plan of Conversion approved by shareholders of JHT and in accordance with the provisions of Section 18-214 of the Delaware Limited Liability Company Act, then this Plan shall be deemed to be the Plan of JHVIP and to be amended as necessary or appropriate for such purpose, including as follows:

(a) References to, representations by and covenants of JHT (including representations by JHT that it is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts) shall be deemed to be, respectively, references to, representations by and covenants of JHVIP (including representations by JHVIP that it is a Delaware limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware);

(b) The Acquired Funds and their corresponding Acquiring Funds shall be deemed to be the following:

Acquired Fund	Corresponding Acquiring Fund

Core Equity Fund	Fundamental Value Fund
U.S. Large Cap Fund	American Growth-Income Fund
Income & Value Fund	American Asset Allocation Fund
Mid Cap Value Fund	Mid Value Fund
Small Company Fund	Small Company Value Fund
Classic Value Fund	Equity Income Fund

(c) References to the “shares” or “shares of beneficial interest, par value $.01 per share,” of JHT or the Acquired or Acquiring Funds shall be deemed to be references to “shares” or “shares of limited liability company interest, without par value,” of JHVIP or the Acquired or Acquiring Funds;

(d) References to the Board of Trustees and officers of JHT shall be deemed to be references to, respectively, the Board of Directors and officers of JHVIP;

(e) References to the Declaration of Trust and By laws of JHT and to the “laws of Massachusetts” (or the “laws of the Commonwealth of Massachusetts”) or “Massachusetts law” shall be deemed to be, respectively, references to the Limited Liability Company Operating Agreement of JHVIP and to the “laws of Delaware” (or the “laws of the State of Delaware”) or “Delaware law,” including for purposes of Section 11(c) of the Plan;

(f) Section 11(e) of the Plan shall be deemed to be deleted; and

(g) the individuals executing this Plan in their capacities as authorized officers of JHT shall be deemed to have executed this Plan in their capacities as authorized officers of JHVIP.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK TRUST,
on behalf of each Acquired Fund

By:
Name:

Title:

JOHN HANCOCK TRUST,
on behalf of each Acquiring Fund

By:
Name:

Title:
For purposes of Sections 1(a)(ii) and 9 of this Agreement only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:
Name:

Title:

Appendix B

ADDITIONAL INFORMATION ABOUT DAVIS

This Appendix provides additional information about Davis as the new subadviser to the Core Equity Trust effective December 19, 2008.

Management of Davis.  As a limited partnership, Davis does not have officers. The executive officers of Davis’ general partner, Davis Investments, LLC, serve in equivalent functions, and their names and principal occupations are set forth below. The business address of each such person is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Name	Position with Davis and Principal Occupation

Christopher C. Davis	Chairman, Portfolio Manager, & Research Analyst

BUSINESS BACKGROUND (five years):
• Davis Advisors (9/89 to present): Portfolio Manager and Chairman
• Sole Member of Davis Investments, LLC, which serves as the sole general partner of Davis Advisors
• Also serves as a director and/or officer for various entities affiliated with Davis Advisors
• Shelby Cullom Davis & Co., New York, NY (6/91 to present): Employee
• Director of the Washington Post, media and publishing, (02/06 to present)
Andrew A. Davis	Portfolio Manager & President

BUSINESS BACKGROUND (five years):
• Davis Advisors (2/93 to present): Portfolio Manager
• Also serves as a director and/or officer for various entities affiliated with Davis Advisors
Kenneth Eich	Chief Operating Officer

BUSINESS BACKGROUND (5 years):
• Davis Advisors (3/97 to present): Chief Operating Officer
• Also serves as an officer for various entities affiliated with Davis Advisors
Russell Wiese	• Also serves on the board of governors of the Investment Company Institute and on the board of directors of ICI Mutual Chief Marketing Officer

BUSINESS BACKGROUND (5 years):
• Davis Advisors (9/94 to present): Chief Marketing Officer
• Also serves as an officer for various entities affiliated with Davis Advisors
Gary Tyc	Vice President, Chief Financial Officer, Treasurer, & Assistant Secretary

BUSINESS BACKGROUND (5 years):
• Davis Advisors (5/98 to present): Chief Financial Officer, Vice President
• Also serves as an officer for various entities affiliated with Davis Advisors

B-1

Name	Position with Davis and Principal Occupation

Sharra Haynes	Vice President, Co-Chief Compliance Officer

BUSINESS BACKGROUND (5 years):
• Davis Advisors (6/2004 to present): Chief Compliance Officer, Vice President
• Davis Advisors (8/94 to 6/2004): Vice President, Chief Fund Accounting
• Also serves as an officer for various entities affiliated with Davis Advisors
Anthony Frazia	Co-Chief Compliance Officer

BUSINESS BACKGROUND (5 years):
• Davis Advisors (05/98 to present): Co-Chief Compliance Officer
• Also serves as Co-Chief Compliance Officer for Davis Distributors, LLC
• Shelby Cullom Davis & Co. L.P. (08/94 to present), Chief Compliance Officer
Thomas Tays	Vice President, Chief Legal Officer, General Counsel & Secretary

BUSINESS BACKGROUND (5 years):
• Davis Advisors (12/97 to present): Vice President, Chief Legal Officer and Secretary
• Also serves as an officer for various entities affiliated with Davis Advisors

Other Investment Companies Advised by Davis.  Davis currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Core Equity Trust. The table below also states the approximate size of each such fund as of November 30, 2008 and the current advisory or subadvisory fee rate(s) for each fund as a percentage of average daily net assets.

	Net Assets as of
Name of Fund	Nov. 30, 2008	Advisory/Subadvisory Fee Rate*

Selected American Shares	$7,538,313,538.52%
Davis Value Portfolio	$321,627,011.75%
Davis New York Venture	$28,499,135,766.48%
SunAmerica Davis Venture Value	$1,255,303,495.36%
SunLife Davis Venture Value	$95,300,053.45%
Metropolitan Venture Value	$2,918,129,839.35%
JHT Fundamental Value Trust	$1,395,106,384.31%
JHF II Fundamental Value Fund	$975,916,481.31%
MassMutual Series Portfolio	$172,921,290.32%
DWS Davis Ventura Value VIP	$139,409,478.47%
ING Davis New York Venture Portfolio	$343,630,396.42%
Prudential Davis Value Portfolio	$166,079,652.42%
Riversource VP Fundamental Value	$818,120,609.31%
EQ Davis NY Venture Portfolio	$927,199,931.39%
Roszel Davis Large Cap Value	$1,203,702.40%
MassMutual Select Large Cap Value	$715,651,989.34%
Riversource Fundamental Value Fund	$563,274,477.30%
MMA Praxis Core Stock Fund	$164,393,914.41%
AZL Davis NY Venture Fund	440,435,133.41%

* As of December 2007 (except for Davis New York Venture Fund which is as of the fiscal year-end July 31)

B-2

Appendix C

ADDITIONAL INFORMATION ABOUT T. ROWE PRICE

This Appendix provides additional information about T. Rowe Price as the new subadviser to the Mid Cap Value Trust effective January 9, 2009 and the Small Company Trust and Classic Value Trust effective December 19, 2008.

Management of T. Rowe Price.  The names and principal occupations of the principal executive officers and directors of T. Rowe Price are set forth below. The business address of each such person is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Position with T. Rowe Price and Principal Occupation

James A.C. Kennedy	President and Director of T. Rowe Price; Chief Executive Officer, Director and President of Price Group; and Director of T. Rowe Price International, Inc. (“TRPI”), T. Rowe Price Global Asset Management Limited (“Global Asset Management”) and T. Rowe Price Global Investment Services (“Global Investment Services”).
Brian C. Rogers	Chief Investment Officer and Director of T. Rowe Price; and Chairman of the Board, Chief Investment Officer, Director and Vice President of Price Group.
Kenneth V. Moreland	Chief Financial Officer of T. Rowe Price and Price Group.
John R. Gilner	Chief Compliance Officer of T. Rowe Price; Chief Compliance Officer of T. Rowe Price Advisory Services, Inc. and T. Rowe Price (Canada), Inc.; and Vice President of Price Group and T. Rowe Price Investment Services, Inc.
Edward C. Bernard	Director of T. Rowe Price; Vice Chairman of the Board of Price Group; Director and President of T. Rowe Price Advisory Services, Inc. and T. Rowe Price Canada, Inc.; Director and Vice President of TRPI; and Chairman of the Board of Directors for Global Asset Management and Global Investment Services.
Mary J. Miller	Director and Vice President of T. Rowe Price; and Vice President of Price Group.
David J.L. Warren	Director of T. Rowe Price, Global Asset Management and Global Investment Services; Vice President of Price Group; and Chief Executive Officer, Director and President of TRPI.

Other Investment Companies Managed by T. Rowe Price.  T. Rowe Price currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Mid Cap Value Trust, Small Company Trust and/or Classic Value Trust. The table below also states the approximate size of each such fund as of November 30, 2008 and the current advisory or subadvisory fee rate(s) for each fund as a percentage of average daily net assets.

Funds Similar to the Mid Cap Value Trust:

Net Assets as of
Name of Fund	Nov. 30, 2008*	Advisory/Subadvisory Fee Rate

John Hancock Trust — Mid Value Value Trust	$109.8 million	.60% on first $50 million; .50% on assets above $50 million**
T. Rowe Price Mid-Cap Value Fund	$4,444.1 million	.65% management fee .14% other expenses .79% total fund operating expenses

*	Net asset figures for subadvised portfolios are based on internal T. Rowe Price market value records.

**	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 10% of the total subadvisory fees paid.

Funds Similar to the Small Company Trust:

Net Assets as of
Name of Fund	Nov. 30, 2008*	Advisory/Subadvisory Fee Rate

JHF II — Small Company Value Fund	$360.5 million	.60% on first $500 million; .55% above $500 million**
MassMutual Select Funds — MassMutual Select Small Company Value Fund	$177.6 million	.60% on first $500 million; .55% above $500 million**
Northwestern Mutual Series Fund, Inc. — T. Rowe Price Small CapValue Stock Portfolio	$230.4 million	.60% on all assets
Thrivent Series Funds, Inc. — Thrivent Partner Small Cap Value Portfolio	$161.9 million	.60% on all assets
Thrivent Mutual Funds — ThriventPartner Small Cap ValueFund	$125.8 million	.60% on all assets
T. Rowe Price Small-Cap Value Fund	$3,839.6 million	..65% management fee .16% other expenses .01% acquired fund fees/expenses .82% total fund operating expenses

*	Net asset figures for subadvised portfolios are based on internal T. Rowe Price market value records.

**	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 10% of the total subadvisory fees paid.

Funds Similar to the Classic Value Trust:

Net Assets as of
Name of Fund	Nov. 30, 2008*	Advisory/Subadvisory Fee Rate

Transamerica Series Trust — Transamerica T. Rowe Price Equity Income VP	$282.2 million	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million**
ING Investors Trust — Equity Income Portfolio	$918.7 million	40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million**
JHF II — Equity-Income Fund	$599.9 million	.375% on first $1 billion; .35% on assets above $1 billion**
JHT — Equity-Income Trust	$1,319.6 million	.375% on first $1 billion; .35% on assets above $1 billion**
Maxim Series Fund, Inc. — Maxim T. Rowe Price Equity/Income Portfolio	$467.7 million	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million
Sunamerica — Seasons Series Trust — Large-Cap Value Portfolio	$94.3 million	.50% on first $40 million; .40% on next$40 million
The Vantagepoint Funds — Equity Income Fund	$345.8 million	.40% on first $250 million; .375% on next $250 million; .35% on assets above $50 million***
Northwestern Mutual Series Fund, Inc. — T. Rowe Price Equity Income Portfolio	$148.6 million	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million
TD Mutual Funds — TD U.S. Large-Cap Value Fund (Canadian Fund)	$500.3 million	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million**
MML Series Investment Fund — MML Equity Income Fund	$332.1 million	.40% on first $250 million; .375% on next $250 million; .35% on assets above $500 million**
T. Rowe Price Equity Income Fund	$14,131.2 million	..55% management fee .12% other expenses .67% total fund operating expenses

Net Assets as of
Name of Fund	Nov. 30, 2008*	Advisory/Subadvisory Fee Rate

T. Rowe Price Equity Income Portfolio	$1,153.5 million	85% (covers both investment management and operating expenses)

*	Net asset figures for subadvised portfolios are based on internal T. Rowe Price market value records.

**	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 10% of the total subadvisory fees paid.

***	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 5% of the total subadvisory fees paid.

Appendix D

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each Fund for the past five years (or since inception in the case of a Fund in operation for less than five years) and for the six-month period ended June 30, 2008. Certain information reflects financial results for a single share of a Fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2007 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above. Information for the six-month period ended June 30, 2008 has not been audited.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

AMERICAN ASSET ALLOCATION TRUST

John Hancock
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I		Series II
Period Ended	06-30-2008[1,14]		06-30-2008[1]		12-31-2007[17]

Per Share Operating Performance
Net asset value, beginning of period($)	12.00		12.39		12.50
Income (loss) from Investment Operations
Net investment income (loss)($)	0.06	[2,15]	0.02	[2,15]	0.48	[2,15]
Net realized and unrealized gain (loss) on investments($)	(0.46)		(0.84)		(0.32)
Total from investment operations($)	(0.40)		(0.82)		0.16
Less Distributions
From net investment income($)	—		—		(0.22)
From net realized gain($)	—		—		(0.05)
From capital paid-in($)	—		—		—
Total distributions($)	—		—		(0.27)
Net asset value, end of period($)	11.60		11.57		12.39
Total return(%)	(3.33)[3]		(6.62)[3]		1.28	[3,4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.66	[6,16]	0.78	[6,16]	0.79	[6,16]
Ratio of net expenses to average net assets(%)	0.64	[6,16,18]	0.78	[6,16,18]	0.79	[6,16,18]
Ratio of net investment income (loss) to average net assets(%)	2.80	[6,15]	0.34	[6,15]	5.57	[6,15]
Net assets, end of period (in millions)	—	[10]	786		511
Portfolio turnover(%)	—	[3,22]	—	[3,22]	—	[3]

	Series III
Period Ended	06-30-2008[1,19]

Per Share Operating Performance
Net asset value, beginning of period($)	12.34
Income (loss) from Investment Operations
Net investment income (loss)($)	0.16	[2,15]
Net realized and unrealized gain (loss) on investments($)	(0.90)
Total from investment operations($)	(0.74)
Less Distributions
From net investment income($)	—
From net realized gain ($)	—
From capital paid-in($)	—
Total distributions($)	—
Net asset value, end of period($)	11.60
Total return(%)	(6.00)[3]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.30	[6,16]
Ratio of net expenses to average net assets(%)	0.28	[6,16,18]
Ratio of net investment income (loss) to average net assets(%)	2.80	[6,15]
Net assets, end of period (in millions)	9
Portfolio turnover(%)	—	[3,22]

The accompanying notes are an integral part of the financial statements.

AMERICAN GROWTH-INCOME TRUST

John Hancock
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I												Series II
Period Ended	06-30-2008[1]		12/31/2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003[21]		06-30-2008[1]		12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003[21]

Per Share Operating Performance
Net asset value, beginning of period($)	19.53		20.19		17.81		17.00		15.55		13.78		19.50		20.14		17.77		16.97		15.53		12.50
Income (loss) from Investment Operations
Net investment income (loss)($)	0.02	[2,15]	0.26	[2,15]	0.25	[2,15]	0.27	[2,15]	0.05	[15]	0.10	[15]	0.01	[2,15]	0.22	[2,15]	0.22	[2,15]	0.24	[2,15]	0.04	[15]	0.09	[15]
Net realized and unrealized gain (loss) on investments($)	(2.21)		0.66		2.36		0.65		1.49		1.67		(2.21)		0.66		2.35		0.66		1.48		2.94
Total from investment operations($)	(2.19)		0.92		2.61		0.92		1.54		1.77		(2.20)		0.88		2.57		0.90		1.52		3.03
Less Distributions
From net investment income($)	—		(0.60)		(0.21)		(0.08)		(0.07)		—		—		(0.54)		(0.18)		(0.07)		(0.06)		—
From net realized gain($)	(0.29)		(0.98)		(0.02)		(0.03)		(0.02)		—		(0.29)		(0.98)		(0.02)		(0.03)		(0.02)		—
From capital paid-in($)	—		—		—		—		—		—		—		—		—		—		—		—
Total distributions($)	(0.29)		(1.58)		(0.23)		(0.11)		(0.09)		—		(0.29)		(1.52)		(0.20)		(0.10)		(0.08)		—
Net asset value, end of period($)	17.05		19.53		20.19		17.81		17.00		15.55		17.01		19.50		20.14		17.77		16.97		15.53
Total return(%)	(11.28)[3,4]		4.64	[4]	14.80	[4]	5.44	[4]	9.96	[4]	12.84	[3]	(11.35)[3,4]		4.48	[4]	14.62	[4]	5.29	[4]	9.83	[4]	24.24	[4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.47	[6,16]	0.37	[16]	0.38	[16]	0.38	[16]	0.37	[16]	0.38	[6,16]	0.62	[6,16]	0.52	[16]	0.53	[16]	0.53	[16]	0.52	[16]	0.53	[6,16]
Ratio of net expenses to average net assets(%)	0.47	[6,16,18]	0.37	[16,18]	0.38	[16]	0.38	[16]	0.37	[16]	0.38	[6,16]	0.62	[6,16,18]	0.521	[6,18]	0.53	[16]	0.53	[16]	0.52	[16]	0.53	[6,16]
Ratio of net investment income (loss) to average net assets(%)	0.25	[6,15]	1.24	[15]	1.35	[15]	1.55	[15]	1.01	[15]	3.66	[6,15]	0.06	[6,15]	1.05	[15]	1.17	[15]	1.41	[15]	0.68	[15]	2.08	[6,15]
Net assets, end of period (in millions)	29		29		20		14		9		1		1,251		1,440		1,237		873		558		182
Portfolio turnover(%)	6	[3]	5		2		1		1		2	[3]	6	[3]	5		2		1		1		2	[3]

	Series III
Period Ended	06-30-2008[1,19]

Per Share Operating Performance
Net asset value, beginning of period($)	19.30
Income (loss) from Investment Operations
Net investment income (loss)($)	0.18	[2,15]
Net realized and unrealized gain (loss) on investments($)	(2.13)
Total from investment operations($)	(1.95)
Less Distributions
From net investment income($)	—
From net realized gain($)	(0.29)
From capital paid-in($)	—
Total distributions($)	(0.29)
Net asset value, end of period($)	17.06
Total return(%)	(10.17)[3,4]
Ratios and supplemental data
Ratios to average net assets
Ratio of gross expenses to average net assets(%)	0.29	[6,16]
Ratio of net expenses to average net assets(%)	0.29	[6,18]
Ratio of net investment income (loss) to average net assets(%)	2.09	[6,15]
Net assets, end of period (in millions)	3
Portfolio turnover(%)	6	[3]

The accompanying notes are an integral part of the financial statements.

CLASSIC VALUE TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I								Series II
Period Ended	06-30-2008[1]		12-31-2007	12-31-2006		12-31-2005	12-31-2004[30]		06-30-2008[1]		12-31-2007	12-31-2006		12-31-2005	12-31-2004[30]

Per Share Operating Performance
Net asset value, beginning of period($)	12.23		16.20	14.37		13.84	12.50		12.22		16.19	14.36		13.83	12.50
Income (loss) from Investment Operations
Net investment income (loss)($)	0.10	[2]	0.24 [2]	0.19	[2]	0.13 [2]	0.05	[2]	0.10	[2]	0.21 [2]	0.16	[2]	0.09 [2]	0.04	[2]
Net realized and unrealized gain (loss) on investments($)	(2.65)		(2.24)	2.11		1.17	1.36		(2.65)		(2.25)	2.11		1.18	1.36
Total from investment operations($)	(2.55)		(2.00)	2.30		1.30	1.41		(2.55)		(2.04)	2.27		1.27	1.40
Less Distributions
From net investment income($)	—		(0.26)	(0.15)		(0.08)	(0.03)		—		(0.22)	(0.12)		(0.05)	(0.03)
From net realized gain($)	(0.14)		(1.71)	(0.32)		(0.69)	(0.04)		(0.14)		(1.71)	(0.32)		(0.69)	(0.04)
From capital paid-in($)	—		—	—		—	—		—		—	—		—	—
Total distributions($)	(0.14)		(1.97)	(0.47)		(0.77)	(0.07)		(0.14)		(1.93)	(0.44)		(0.74)	(0.07)
Net asset value, end of period($)	9.54		12.23	16.20		14.37	13.84		9.53		12.22	16.19		14.36	13.83
Total return(%)	(21.01)[3,4,5]		(12.58)[4,5]	16.04	[4,5]	9.42 [4]	11.31	[3,4,5]	(21.03)[3,4,5]		(12.80)[4,5]	15.83	[4,5]	9.22 [4]	11.17	[3,4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.97	[6,7]	0.92 [7]	0.96	[7]	1.11	1.48	[6,7]	1.17	[6,7]	1.12 [7]	1.16	[7]	1.32	1.68	[6,7]
Ratio of net expenses to average net assets(%)	0.97	[6]	0.92	0.96		1.11	1.42	[6]	1.17	[6]	1.12	1.16		1.32	1.62	[6]
Ratio of net investment income (loss) to average net assets(%)	1.83	[6]	1.51	1.24		0.88	0.59	[6]	1.73	[6]	1.29	1.03		0.62	0.44	[6]
Net assets, end of period (in millions)	13		23	30		12	3		15		22	40		19	11
Portfolio turnover(%)	20	[3]	36	47		42	9	[3]	20	[3]	36	47		42	9	[3]

	Series NAV
Period Ended	06-30-2008[1]		12-31-2007	12-31-2006		12-31-2005[30]

Per Share Operating Performance
Net asset value, beginning of period($)	12.24		16.22	14.38		13.42
Income (loss) from Investment Operations
Net investment income (loss)($)	0.11	[2]	0.25 [2]	0.20	[2]	0.09	[2]
Net realized and unrealized gain (loss) on investments($)	(2.65)		(2.25)	2.12		1.64
Total from investment operations($)	(2.54)		(2.00)	2.32		1.73
Less Distributions
From net investment income($)	—		(0.27)	(0.16)		(0.09)
From net realized gain($)	(0.14)		(1.71)	(0.32)		(0.68)
From capital paid-in($)	—		—	—		—
Total distributions($)	(0.14)		(1.98)	(0.48)		(0.77)
Net asset value, end of period($)	9.56		12.24	16.22		14.38
Total return(%)	(20.91)[3,4,5]		(12.58)[4,5]	16.15	[4,5]	12.88	[3,4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.92	[6,7]	0.87 [7]	0.91	[7]	1.03	[6]
Ratio of net expenses to average net assets(%)	0.92	[6]	0.88	0.91		1.03	[6]
Ratio of net investment income (loss) to average net assets(%)	2.04	[6]	1.58	1.28		0.91	[6]
Net assets, end of period (in millions)	13		15	8		3
Portfolio turnover(%)	20	[3]	36	47		42

The accompanying notes are an integral part of the financial statements.

CORE EQUITY TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I								Series II
Period Ended	06-30-2008[1]	12-31-2007	12-31-2006		12-31-2005		12-31-2004[32]		06-30-2008[1]		12-31-2007	12-31-2006	12-31-2005	12-31-2004[32]

Per Share Operating Performance
Net asset value, beginning of period($)	13.23	15.14	15.07		14.23		12.50		13.13		15.06	15.03	14.21	12.50
Income (loss) from Investment Operations
Net investment income (loss)($)	0.05 [2]	0.01 [2]	—	[2,11]	0.01	[2]	—	[2,11]	0.04	[2]	(0.02)[2]	(0.03)[2]	(0.03)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments($)	(3.69)	(0.86)	0.95		0.83		1.73		(3.67)		(0.85)	0.94	0.85	1.73
Total from investment operations($)	(3.64)	(0.85)	0.95		0.84		1.73		(3.63)		(0.87)	0.91	0.82	1.71
Less Distributions
From net investment income($)	(0.01)	—	—		—		—		—	[11]	—	—	—	—
From net realized gain($)	(0.28)	(1.06)	(0.88)		—		—		(0.28)		(1.06)	(0.88)	—	—
From capital paid-in($)	—	—	—		—		—		—		—	—	—	—
Total distributions($)	(0.29)	(1.06)	(0.88)		—		—		(0.28)		(1.06)	(0.88)	—	—
Net asset value, end of period($)	9.3	13.23	15.14		15.07		14.23		9.22		13.13	15.06	15.03	14.21
Total return(%)	(27.84)[3,4,5]	(5.89)[4,5]	6.73	[4,5]	5.90		13.84	[3]	(27.94)[3,4,5]		(6.06)[4,5]	6.47 [4,5]	5.77	13.68	[3]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.87 [6,7]	0.86 [7]	0.88	[7]	0.91		0.96	[6]	1.07	[6,7]	1.06 [7]	1.08 [7]	1.11	1.16	[6]
Ratio of net expenses to average net assets(%)	0.87 [6]	0.86	0.88		0.91		0.96	[6]	1.07	[6]	1.06	1.08	1.11	1.16	[6]
Ratio of net investment income (loss) to average net assets(%)	0.83 [6]	0.08	(0.01)		0.07		(0.05)[6]		0.64	[6]	(0.15)	(0.22)	(0.21)	(0.26)[6]
Net assets, end of period (in millions)	1	2	2		1		194		31		44	54	57	237
Portfolio turnover(%)	22 [3]	25	35		65		6	[3]	22	[3]	25	35	65	6	[3]

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007	12-31-2006		12-31-2005[32]

Per Share Operating Performance
Net asset value, beginning of period($)	13.25	15.16	15.09		13.71
Income (loss) from Investment Operations
Net investment income (loss)($)	0.05 [2]	0.02 [2]	—	[2,11]	—	[2,11]
Net realized and unrealized gain (loss) on investments($)	(3.70)	(0.87)	0.95		1.38
Total from investment operations($)	(3.65)	(0.85)	0.95		1.38
Less Distributions
From net investment income($)	(0.01)	— [11]	—		—
From net realized gain($)	(0.28)	(1.06)	(0.88)		—
From capital paid-in($)	—	—	—		—
Total distributions($)	(0.29)	(1.06)	(0.88)		—
Net asset value, end of period($)	9.31	13.25	15.16		15.09
Total return(%)	(27.87)[3,4,5]	(5.85)[4,5]	6.73	[4,5]	10.07	[3]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.82 [6,7]	0.81 [7]	0.83	[7]	0.85	[6]
Ratio of net expenses to average net assets(%)	0.82 [6]	0.81	0.83		0.85	[6]
Ratio of net investment income (loss) to average net assets(%)	0.88 [6]	0.12	0.03		(0.02)[6]
Net assets, end of period (in millions)	498	614	479		403
Portfolio turnover(%)	22 [3]	25	35		65

The accompanying notes are an integral part of the financial statements.

EQUITY-INCOME TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I											Series II
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003		06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003

Per Share Operating Performance
Net asset value, beginning of period($)	16.47	18.52		16.87		17.04		15.22		12.62		16.42	18.44		16.81		16.96		15.17		12.61
Income (loss) from Investment Operations
Net investment income (loss)($)	0.16 [2]	0.32	[2]	0.27	[2]	0.25	[2]	0.24	[2]	0.23	[2]	0.15 [2]	0.28	[2]	0.24	[2]	0.22	[2]	0.21	[2]	0.21	[2]
Net realized and unrealized gain (loss) on investments($)	(2.35)	0.28		2.75		0.38		1.96		2.85		(2.36)	0.29		2.73		0.38		1.95		2.84
Total from investment operations($)	(2.19)	0.60		3.02		0.63		2.20		3.08		(2.21)	0.57		2.97		0.60		2.16		3.05
Less Distributions
From net investment income($)	(0.04)	(0.54)		(0.27)		(0.21)		(0.20)		(0.22)		(0.03)	(0.48)		(0.24)		(0.16)		(0.19)		(0.23)
From net realized gain($)	(0.36)	(2.11)		(1.10)		(0.59)		(0.18)		(0.26)		(0.36)	(2.11)		(1.10)		(0.59)		(0.18)		(0.26)
From capital paid-in($)	—	—		—		—		—		—		—	—		—		—		—		—
Total distributions($)	(0.40)	(2.65)		(1.37)		(0.80)		(0.38)		(0.48)		(0.39)	(2.59)		(1.34)		(0.75)		(0.37)		(0.49)
Net asset value, end of period($)	13.88	16.47		18.52		16.87		17.04		15.22		13.82	16.42		18.44		16.81		16.96		15.17
Total return(%)	(13.52)[3,4,5]	3.35	[4,5,8]	19.02	[4,5,27]	3.92	[4,5]	14.81	[4,5]	25.57	[4,5]	(13.65)[3,4,5]	3.16	[4,5,8]	18.76	[4,5,27]	3.72	[4,5]	14.61	[4,5]	25.40	[4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.90 [6,7]	0.89	[7]	0.89	[7]	0.91	[7]	0.91	[7]	0.92	[7]	1.10 [6,7]	1.09	[7]	1.09	[7]	1.11	[7]	1.11	[7]	1.12	[7]
Ratio of net expenses to average net assets(%)	0.87 [6]	0.86		0.87		0.89		0.88		0.89		1.07 [6]	1.06		1.07		1.08		1.08		1.09
Ratio of net investment income (loss) to average net assets(%)	2.16 [6]	1.73		1.60		1.53		1.53		1.73		1.96 [6]	1.54		1.40		1.35		1.38		1.55
Net assets, end of period (in millions)	529	694		830		846		1,364		1,277		214	278		320		304		573		314
Portfolio turnover(%)	15 [3]	25		16		48	[28]	21		15		15 [3]	25		16		48	[28]	21		15

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[13]

Per Share Operating Performance
Net asset value, beginning of period($)	16.43	18.49		16.85		17.11
Income (loss) from Investment Operations
Net investment income (loss)($)	0.17 [2]	0.33	[2]	0.28	[2]	0.23	[2]
Net realized and unrealized gain (loss) on investments($)	(2.35)	0.28		2.74		0.34
Total from investment operations($)	(2.18)	0.61		3.02		0.57
Less Distributions
From net investment income($)	(0.04)	(0.56)		(0.28)		(0.24)
From net realized gain($)	(0.36)	(2.11)		(1.10)		(0.59)
From capital paid-in($)	—	—		—		—
Total distributions($)	(0.40)	(2.67)		(1.38)		(0.83)
Net asset value, end of period($)	13.85	16.43		18.49		16.85
Total return(%)	(13.48)[3,4,5]	3.39	[4,5,8]	19.05	[4,5,27]	3.57	[3,4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.85 [6,7]	0.84	[7]	0.84	[7]	0.86	[6,7]
Ratio of net expenses to average net assets(%)	0.82 [6]	0.81		0.82		0.83	[6]
Ratio of net investment income (loss) to average net assets(%)	2.21 [6]	1.79		1.65		1.64	[6]
Net assets, end of period (in millions)	1,274	1,431		1,290		1,189
Portfolio turnover(%)	15 [3]	25		16		48	[28]

The accompanying notes are an integral part of the financial statements.

FUNDAMENTAL VALUE TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I											Series II
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003		06-30-2008[1]		12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003

Per Share Operating Performance
Net asset value, beginning of period($)	16.50	16.82		15.32		14.14		12.71		9.82		16.45		16.74		15.26		14.07		12.68		9.82
Income (loss) from Investment Operations
Net investment income (loss)($)	0.07 [2]	0.19	[2]	0.13	[2]	0.12	[2]	0.10	[2]	0.08	[2]	0.06	[2]	0.16	[2]	0.10	[2]	0.09	[2]	0.07	[2]	0.06	[2]
Net realized and unrealized gain (loss) on investments($)	(1.83)	0.47		2.01		1.12		1.39		2.84		(1.83)		0.47		2.00		1.13		1.38		2.83
Total from investment operations($)	(1.76)	0.66		2.14		1.24		1.49		2.92		(1.77)		0.63		2.10		1.22		1.45		2.89
Less Distributions
From net investment income($)	(0.02)	(0.28)		(0.12)		(0.06)		(0.06)		(0.03)		(0.02)		(0.22)		(0.10)		(0.03)		(0.06)		(0.03)
From net realized gain($)	(0.17)	(0.70)		(0.52)		—		—		—		—		(0.17)		(0.70)		(0.52)		—		—
From capital paid-in($)	—	—		—		—		—		—		—		—		—		—		—		—
Total distributions($)	(0.19)	(0.98)		(0.64)		(0.06)		(0.06)		(0.03)		(0.19)		(0.92)		(0.62)		(0.03)		(0.06)		(0.03)
Net asset value, end of period($)	14.55	16.5		16.82		15.32		14.14		12.71		14.49		16.45		16.74		15.26		14.07		12.68
Total return(%)	(10.77)[3,4,5]	4.04	[4,5]	14.51	[4,5]	8.84	[4,5]	11.80	[4]	29.83	[4]	(10.89)[3,4,5]		3.87	[4,5]	14.24	[4,5]	8.70	[4,5]	11.44	[4]	29.57	[4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.86 [6,7]	0.85	[7]	0.86	[7]	0.92	[7]	0.94		0.97		1.06	[6,7]	1.05	[7]	1.06	[7]	1.12	[7]	1.14		1.17
Ratio of net expenses to average net assets(%)	0.85 [6]	0.85		0.86		0.90		0.94		0.97		1.05	[6]	1.05		1.06		1.10		1.14		1.17
Ratio of net investment income (loss) to average net assets(%)	0.95 [6]	1.13		0.86		0.84		0.74		0.78		0.76	[6]	0.92		0.66		0.63		0.56		0.59
Net assets, end of period (in millions)	144	177		204		202		429		355		380		445		391		270		386		203
Portfolio turnover(%)	9 [3]	8		18		36		6		12		9	[3]	8		18		36		6		12

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[13]

Per Share Operating Performance
Net asset value, beginning of period($)	16.45	16.78		15.29		14.37
Income (loss) from Investment Operations
Net investment income (loss)($)	0.08 [2]	0.20	[2]	0.14	[2]	0.13	[2]
Net realized and unrealized gain (loss) on investments($)	(1.83)	0.46		2.01		0.89
Total from investment operations($)	(1.75)	0.66		2.15		1.02
Less Distributions
From net investment income($)	(0.02)	(0.29)		(0.14)		(0.10)
From net realized gain($)	(0.17)	(0.70)		(0.52)		—
From capital paid-in($)	—	—		—		—
Total distributions($)	(0.19)	(0.99)		(0.66)		(0.10)
Net asset value, end of period($)	14.51	16.45		16.78		15.29
Total return(%)	(10.73)[3,4,5]	4.08	[4,5]	14.56	[4,5]	7.14	[3,4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.81 [6,7]	0.80	[5]	0.81	[7]	0.85	[6,7]
Ratio of net expenses to average net assets(%)	0.81 [6]	0.80		0.81		0.82	[6]
Ratio of net investment income (loss) to average net assets(%)	1.02 [6]	1.18		0.91		1.08	[6]
Net assets, end of period (in millions)	1,259	789		612		482
Portfolio turnover(%)	9 [3]	8		18		36

The accompanying notes are an integral part of the financial statements.

INCOME & VALUE TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I											Series II
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003		06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2003

Per Share Operating Performance
Net asset value, beginning of period($)	10.86	12.11		11.37		10.99		10.35		8.36		10.80	12.03		11.30		10.93		10.31		8.35
Income (loss) from Investment Operations
Net investment income (loss)($)	0.12 [2]	0.25	[2]	0.23	[2]	0.18	[2]	0.16	[2]	0.13	[2]	0.10 [2]	0.22	[2]	0.20	[2]	0.16	[2]	0.14	[2]	0.11	[2]
Net realized and unrealized gain (loss) on investments($)	(1.19)	(0.12)		0.74		0.38		0.62		2.04		(1.17)	(0.12)		0.74		0.37		0.62		2.04
Total from investment operations($)	(1.07)	0.13		0.97		0.56		0.78		2.17		(1.07)	0.10		0.94		0.53		0.76		2.15
Less Distributions
From net investment income($)	(0.05)	(0.50)		(0.23)		(0.18)		(0.14)		(0.18)		(0.04)	(0.45)		(0.21)		(0.16)		(0.14)		(0.19)
From net realized gain($)	(0.20)	(0.88)		—		—		—		—		(0.20)	(0.88)		—		—		—		—
From capital paid-in($)	—	—		—		—		—		—		—	—		—		—		—		—
Total distributions($)	(0.25)	(1.38)		(0.23)		(0.18)		(0.14)		(0.18)		(0.24)	(1.33)		(0.21)		(0.16)		(0.14)		(0.19)
Net asset value, end of period($)	9.54	10.86		12.11		11.37		10.99		10.35		9.49	10.80		12.03		11.30		10.93		10.31
Total return(%)	(10.00)[3,4,5]	1.11	[4,5,8]	8.66	[4,5]	5.22	[4]	7.64	[4]	26.48	[4]	(10.00)[3,4,5]	0.91	[4,5,8]	8.42	[4,5]	4.98	[4]	7.42	[4]	26.29	[4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.94 [6,7]	0.91	[7]	0.91	[7]	0.90		0.88	[45]	0.87		1.14 [6,7]	1.11	[7]	1.11	[7]	1.10		1.08	[45]	1.07
Ratio of net expenses to average net assets(%)	0.93 [6]	0.91		0.91		0.90		0.88	[45]	0.87		1.13 [6]	1.11		1.11		1.10		1.08	[45]	1.07
Ratio of net investment income (loss) to average net assets(%)	2.27 [6]	2.02		1.94		1.70		1.53		1.45		2.07 [6]	1.82		1.74		1.50		1.32		1.19
Net assets, end of period (in millions)	326	399		483		525		629		522		70	88		102		110		126		81
Portfolio turnover(%)	37 [3,44]	56	[44]	62		54		83	[28]	91		37 [3,44]	56	[44]	62		54		83	[28]	91

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[9]

Per Share Operating Performance
Net asset value, beginning of period($)	10.86	12.12		11.37		10.44
Income (loss) from Investment Operations
Net investment income (loss)($)	0.12 [2]	0.25	[2]	0.23	[2]	0.13	[2]
Net realized and unrealized gain (loss) on investments($)	(1.19)	(0.12)		0.75		0.80
Total from investment operations($)	(1.07)	0.13		0.98		0.93
Less Distributions
From net investment income($)	(0.05)	(0.51)		(0.23)		—
From net realized gain($)	(0.20)	(0.88)		—		—
From capital paid-in($)	—	—		—		—
Total distributions($)	(0.25)	(1.39)		(0.23)		—
Net asset value, end of period($)	9.54	10.86		12.12		11.37
Total return(%)	(9.99)[3,4,5]	1.12	[4,5,8]	8.78	[4,5]	8.91	[3]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.89 [6,7]	0.86	[7]	0.86	[7]	0.87	[6]
Ratio of net expenses to average net assets(%)	0.88 [6]	0.86		0.86		0.87	[6]
Ratio of net investment income (loss) to average net assets(%)	2.34 [6]	2.07		2.00		1.70	[6]
Net assets, end of period (in millions)	2	2		2		1
Portfolio turnover(%)	37 [3,44]	56	[44]	62		54

The accompanying notes are an integral part of the financial statements.

MID CAP VALUE TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I										Series II
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005	12-31-2004		12-31-2003		06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005	12-31-2004		12-31-2003

Per Share Operating Performance
Net asset value, beginning of period($)	12.83	17.56		18.83		18.14	14.65		11.74		12.78	17.48		18.76		18.08	14.62		11.74
Income (loss) from Investment Operations
Net investment income (loss)($)	0.07 [2]	0.10	[2]	0.10	[2]	0.11 [2]	0.10	[2]	0.09	[2]	0.06 [2]	0.06	[2]	0.07	[2]	0.07 [2]	0.07	[2]	0.07	[2]
Net realized and unrealized gain (loss) on investments($)	(1.74)	0.17	[20]	1.88		1.28	3.47		2.87		(1.73)	0.18	[20]	1.87		1.28	3.46		2.86
Total from investment operations($)	(1.67)	0.27		1.98		1.39	3.57		2.96		(1.67)	0.24		1.94		1.35	3.53		2.93
Less Distributions
From net investment income($)	(0.03)	(0.19)		(0.13)		(0.08)	(0.08)		(0.05)		(0.02)	(0.13)		(0.10)		(0.05)	(0.07)		(0.05)
From net realized gain($)	(0.46)	(4.81)		(3.12)		(0.62)	—		—		(0.46)	(4.81)		(3.12)		(0.62)	—		—
From capital paid-in($)	—	—		—		—	—		—		—	—		—		—	—		—
Total distributions($)	(0.49)	(5.00)		(3.25)		(0.70)	(0.08)		(0.05)		(0.48)	(4.94)		(3.22)		(0.67)	(0.07)		(0.05)
Net asset value, end of period($)	10.67	12.83		17.56		18.83	18.14		14.65		10.63	12.78		17.48		18.76	18.08		14.62
Total return(%)	(13.10)[3,4,5]	0.70	[4,5,8]	12.27	[4,5]	8.00 [4]	24.46	[4]	25.36	[4]	(13.12)[3,4,5]	0.50	[4,5,8]	12.03	[4,5]	7.76 [4]	24.22	[4]	25.14	[4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.96 [6,7]	0.95	[7]	0.95	[7]	0.96	0.97		0.99		1.16 [6,7]	1.15	[7]	1.15	[7]	1.16	1.17		1.19
Ratio of net expenses to average net assets(%)	0.96 [6]	0.95		0.95		0.96	0.97		0.99		1.16 [6]	1.15		1.15		1.16	1.17		1.19
Ratio of net investment income (loss) to average net assets(%)	1.20 [6]	0.59		0.62		0.61	0.61		0.76		1.01 [6]	0.39		0.42		0.41	0.42		0.54
Net assets, end of period (in millions)	140	191		264		295	399		283		126	163		216		244	296		171
Portfolio turnover(%)	7 [3]	50		22		35	19		34		7 [3]	50		22		35	19		34

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[13]

Per Share Operating Performance
Net asset value, beginning of period($)	12.81	17.55		18.83		18.08
Income (loss) from Investment Operations
Net investment income (loss)($)	0.07 [2]	0.12	[2]	0.11	[2]	0.10	[2]
Net realized and unrealized gain (loss) on investments($)	(1.73)	0.16	[20]	1.87		1.38
Total from investment operations($)	(1.66)	0.28		1.98		1.48
Less Distributions
From net investment income($)	(0.03)	(0.21)		(0.14)		(0.11)
From net realized gain($)	(0.46)	(4.81)		(3.12)		(0.62)
From capital paid-in($)	—	—		—		—
Total distributions($)	(0.49)	(5.02)		(3.26)		(0.73)
Net asset value, end of period($)	10.66	12.81		17.55		18.83
Total return(%)	(13.04)[3,4,5]	0.72	[4,5,8]	12.30	[4,5]	8.51	[3,4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.91 [6,7]	0.90	[7]	0.90	[7]	0.89	[6]
Ratio of net expenses to average net assets(%)	0.91 [6]	0.90		0.90		0.89	[6]
Ratio of net investment income (loss) to average net assets(%)	1.23 [6]	0.75		0.90		0.68	[6]
Net assets, end of period (in millions)	86	164		25		83
Portfolio turnover(%)	7 [3]	50		22		35

The accompanying notes are an integral part of the financial statements.

MID VALUE TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I							Series II
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[49]		06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[49]

Per Share Operating Performance
Net asset value, beginning of period($)	10.69	13.67		12.36		11.05		10.68	13.64		12.34		11.05
Income (loss) from Investment Operations
Net investment income (loss)($)	0.06 [2]	0.22	[2]	0.09	[2]	0.06	[2]	0.05 [2]	0.21	[2]	0.06	[2]	0.03	[2]
Net realized and unrealized gain (loss) on investments($)	(0.94)	(0.11)		2.27		1.42		(0.94)	(0.12)		2.27		1.43
Total from investment operations($)	(0.88)	0.11		2.36		1.48		(0.89)	0.09		2.33		1.46
Less Distributions
From net investment income($)	(0.04)	(0.28)		(0.03)		—		(0.04)	(0.24)		(0.01)		—
From net realized gain($)	(0.20)	(2.81)		(1.02)		(0.17)		(0.20)	(2.81)		(1.02)		(0.17)
From capital paid-in($)	—	—		—		—		—	—		—		—
Total distributions($)	(0.24)	(3.09)		(1.05)		(0.17)		(0.24)	(3.05)		(1.03)		(0.17)
Net asset value, end of period($)	9.57	10.69		13.67		12.36		9.55	10.68		13.64		12.34
Total return(%)	(8.34)[3,4,5]	0.51	[4,5]	20.31	[4,5]	13.49	[3,4,5]	(8.38)[3,4,5]	0.31	[4,5]	20.05	[4,5]	13.30	[3,4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	1.11 [6,7]	1.09	[7]	1.10	[7]	1.19	[6,7]	1.31 [6,7]	1.29	[7]	1.30	[7]	1.37	[6,7]
Ratio of net expenses to average net assets(%)	1.06 [6]	1.04		1.06		1.17	[6]	1.26 [6]	1.24		1.27		1.35	[6]
Ratio of net investment income (loss) to average net assets(%)	1.11 [6]	1.70	[43]	0.72		0.66	[6]	0.90 [6]	1.60	[43]	0.49		0.38	[6]
Net assets, end of period (in millions)	12	11		6		1		12	16		17		5
Portfolio turnover(%)	29 [3]	69		59		47		29 [3]	69		59		47

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007		12-31-2006		12-31-2005[50]		12-31-2004[51]		12-31-2003[51,52]

Per Share Operating Performance
Net asset value, beginning of period($)	10.67	13.65		12.35		11.67		10.98		8.28
Income (loss) from Investment Operations
Net investment income (loss)($)	0.06 [2]	0.24	[2]	0.09	[2]	0.05	[2]	0.06		0.04
Net realized and unrealized gain (loss) on investments($)	(0.94)	(0.11)		2.27		0.81		1.97		3.69
Total from investment operations($)	(0.88)	0.13		2.36		0.86		2.03		3.73
Less Distributions
From net investment income($)	(0.04)	(0.30)		(0.04)		(0.01)		(0.04)		(0.37)
From net realized gain($)	(0.20)	(2.81)		(1.02)		(0.17)		(1.30)		(0.50)
From capital paid-in($)	—	—		—		—		—		(0.16)
Total distributions($)	(0.24)	(3.11)		(1.06)		(0.18)		(1.34)		(1.03)
Net asset value, end of period($)	9.55	10.67		13.65		12.35		11.67		10.98
Total return(%)	(8.34)[3,4,5]	0.60	[4,5]	20.34	[4,5]	7.39	[4,5]	18.74	[4,5]	45.15 [4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	1.06 [6,7]	1.04	[7]	1.06	[7]	1.10	[7]	1.22	[7]	1.19 [7]
Ratio of net expenses to average net assets(%)	1.01 [6]	0.99		1.03		1.08		1.15		1.15
Ratio of net investment income (loss) to average net assets(%)	1.15 [6]	1.87	[43]	0.70		0.40		0.50		0.45
Net assets, end of period (in millions)	119	159		167		162		179		94
Portfolio turnover(%)	29 [3]	69		59		47		196	[28]	125

The accompanying notes are an integral part of the financial statements.

SMALL COMPANY TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I						Series II
Period Ended	06-30-2008[1]	12-31-2007	12-31-2006	12-31-2005	12-31-2004[32]		06-30-2008[1]	12-31-2007	12-31-2006	12-31-2005	12-31-2004[32]

Per Share Operating Performance
Net asset value, beginning of period($)	11.27	14.51	15.76	15.22	12.50		11.16	14.42	15.70	15.21	12.50
Income (loss) from Investment Operations
Net investment income (loss)($)	(0.01)[2]	(0.06)[2]	(0.06)[2]	(0.07)[2]	(0.04)[2]		(0.02)[2]	(0.09)[2]	(0.11)[2]	(0.09)[2]	(0.06)[2]
Net realized and unrealized gain (loss) on investments($)	(0.74)	(0.84)	1.02	1.00	2.76		(0.73)	(0.83)	1.04	0.97	2.77
Total from investment operations($)	(0.75)	(0.90)	0.96	0.93	2.72		(0.75)	(0.92)	0.93	0.88	2.71
Less Distributions
From net investment income($)	—	—	—	—	—		—	—	—	—	—
From net realized gain($)	(0.01)	(2.34)	(2.21)	(0.39)	—		(0.01)	(2.34)	(2.21)	(0.39)	—
From capital paid-in($)	—	—	—	—	—		—	—	—	—	—
Total distributions($)	(0.01)	(2.34)	(2.21)	(0.39)	—		(0.01)	(2.34)	(2.21)	(0.39)	—
Net asset value, end of period($)	10.51	11.27	14.51	15.76	15.22		10.40	11.16	14.42	15.70	15.21
Total return(%)	(6.63)[3,4,5]	(6.53)[4,5]	5.60 [4,5]	6.32 [4]	21.76	[3,5]	(6.70)[3,4,5]	(6.72)[4,5]	5.41 [4,5]	5.99 [4]	21.68	[3,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	1.40 [6,7]	1.43 [7]	1.36 [7]	1.37	1.67	[6,7]	1.60 [6,7]	1.63 [7]	1.56 [7]	1.61	1.87	[6,7]
Ratio of net expenses to average net assets(%)	1.40 [6]	1.43	1.36	1.37	1.59	[6]	1.59 [6]	1.63	1.56	1.61	1.79	[6]
Ratio of net investment income (loss) to average net assets(%)	(0.26)[6]	(0.41)	(0.40)	(0.49)	(0.47)[6]		(0.46)[6]	(0.63)	(0.71)	(0.56)	(0.68)[6]
Net assets, end of period (in millions)	3	3	4	1	24		4	5	8	26	32
Portfolio turnover(%)	73 [3]	165	143	183	107	[3]	73 [3]	165	143	183	107	[3]

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007	12-31-2006	12-31-2005[32]

Per Share Operating Performance
Net asset value, beginning of period($)	11.29	14.52	15.76	15.46
Income (loss) from Investment Operations
Net investment income (loss)($)	(0.01)[2]	(0.06)[2]	(0.06)[2]	(0.03)[2]
Net realized and unrealized gain (loss) on investments($)	(0.74)	(0.83)	1.03	0.72
Total from investment operations($)	(0.75)	(0.89)	0.97	0.69
Less Distributions
From net investment income($)	—	—	—	—
From net realized gain($)	(0.01)	(2.34)	(2.21)	(0.39)
From capital paid-in($)	—	—	—	—
Total distributions($)	(0.01)	(2.34)	(2.21)	(0.39)
Net asset value, end of period($)	10.53	11.29	14.52	15.76
Total return(%)	(6.62)[3,4,5]	(6.46)[4,5]	5.66 [4,5]	4.67 [3,4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	1.35 [6,7]	1.38 [7]	1.31 [7]	1.34 [6]
Ratio of net expenses to average net assets(%)	1.35 [6]	1.38	1.31	1.34 [6]
Ratio of net investment income (loss) to average net assets(%)	(0.21)[6]	(0.38)	(0.38)	(0.23)[6]
Net assets, end of period (in millions)	31	36	53	40
Portfolio turnover(%)	73 [3]	165	143	183

The accompanying notes are an integral part of the financial statements.

SMALL COMPANY VALUE TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I								Series II
Period Ended	06-30-2008[1]	12-31-2007	12-31-2006		12-31-2005		12-31-2004	12-31-2003	06-30-2008[1]	12-31-2007	12-31-2006		12-31-2005	12-31-2004	12-31-2003

Per Share Operating Performance
Net asset value, beginning of period($)	18.24	21.89	22.21		21.18		17.14	12.90	18.11	21.76	22.13		21.10	17.10	12.89
Income (loss) from Investment Operations
Net investment income (loss)($)	0.06 [2]	0.05 [2]	0.04	[2]	0.03	[2]	0.09 [2]	0.04 [2]	0.04 [2]	0.01 [2]	—	[2,11]	(0.01)[2]	0.06 [2]	0.01 [2]
Net realized and unrealized gain (loss) on investments($)	(0.13)	(0.23)	3.27		1.40		4.20	4.28	(0.13)	(0.22)	3.24		1.39	4.18	4.29
Total from investment operations($)	(0.07)	(0.18)	3.31		1.43		4.29	4.32	(0.09)	(0.21)	3.24		1.38	4.24	4.30
Less Distributions
From net investment income($)	(0.05)	(0.03)	(0.02)		(0.06)		(0.03)	(0.06)	(0.04)	—	—		(0.01)	(0.02)	(0.07)
From net realized gain($)	(0.30)	(3.44)	(3.61)		(0.34)		(0.22)	(0.02)	(0.30)	(3.44)	(3.61)		(0.34)	(0.22)	(0.02)
From capital paid-in($)	—	—	—		—		—	—	—	—	—		—	—	—
Total distributions($)	(0.35)	(3.47)	(3.63)		(0.40)		(0.25)	(0.08)	(0.34)	(3.44)	(3.61)		(0.35)	(0.24)	(0.09)
Net asset value, end of period($)	17.82	18.24	21.89		22.21		21.18	17.14	17.68	18.11	21.76		22.13	21.10	17.10
Total return(%)	(0.37)[3,4,5]	(1.20)[4,5,8]	15.42	[4,5]	6.93	[4,5]	25.31 [4]	33.66 [4]	(0.47)[3,4,5]	(1.35)[4,5,8]	15.16	[4,5]	6.73 [4,5]	25.06 [4]	33.56 [4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	1.12 [6,7]	1.11 [7]	1.12	[7]	1.12	[7]	1.10	1.11	1.32 [6,7]	1.31 [7]	1.32	[7]	1.32 [7]	1.30	1.31
Ratio of net expenses to average net assets(%)	1.06 [6]	1.06	1.08		1.10		1.10	1.11	1.26 [6]	1.26	1.28		1.30	1.30	1.31
Ratio of net investment income (loss) to average net assets(%)	0.66 [6]	0.23	0.19		0.13		0.50	0.26	0.46 [6]	0.03	(0.01)		(0.03)	0.32	0.06
Net assets, end of period (in millions)	173	200	275		291		521	386	126	145	195		199	278	148
Portfolio turnover(%)	16 [3]	18	16		12		9	14	16 [3]	18	16		12	9	14

	Series NAV
Period Ended	06-30-2008[1]	12-31-2007	12-31-2006		12-31-2005[13]

Per Share Operating Performance
Net asset value, beginning of period($)	18.21	21.86	22.18		21.03
Income (loss) from Investment Operations
Net investment income (loss)($)	0.07 [2]	0.07 [2]	0.06	[2]	0.06	[2]
Net realized and unrealized gain (loss) on investments($)	(0.14)	(0.23)	3.26		1.52
Total from investment operations($)	(0.07)	(0.16)	3.32		1.58
Less Distributions
From net investment income($)	(0.05)	(0.05)	(0.03)		(0.09)
From net realized gain($)	(0.30)	(3.44)	(3.61)		(0.34)
From capital paid-in($)	—	—	—		—
Total distributions($)	(0.35)	(3.49)	(3.64)		(0.43)
Net asset value, end of period($)	17.79	18.21	21.86		22.18
Total return(%)	(0.36)[3,4,5]	(1.14)[4,5,8]	15.50	[4,5]	7.72	[3,4,5]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	1.07 [6,7]	1.06 [7]	1.06	[7]	1.06	[6,7]
Ratio of net expenses to average net assets(%)	1.02 [6]	1.01	1.03		1.04	[6]
Ratio of net investment income (loss) to average net assets(%)	0.75 [6]	0.35	0.26		0.33	[6]
Net assets, end of period (in millions)	374	294	234		148
Portfolio turnover(%)	16 [3]	18	16		12

The accompanying notes are an integral part of the financial statements.

U.S. LARGE CAP TRUST
John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I											Series II
Period Ended	06-30-2008[1]		12-31-2007	12-31-2006		12-31-2005		12-31-2004		12-31-2003		06-30-2008[1]		12-31-2007	12-31-2006		12-31-2005		12-31-2004		12-31-2003

Per Share Operating Performance
Net asset value, beginning of period($)	15.99		16.23	14.75		14.00		12.84		9.41		15.95		16.16	14.70		13.92		12.79		9.41
Income (loss) from Investment Operations
Net investment income (loss)($)	0.08	[2]	0.13 [2]	0.10	[2]	0.07	[2]	0.07	[2]	0.05	[2]	0.06	[2]	0.09 [2]	0.07	[2]	0.05	[2]	0.04	[2]	0.02	[2]
Net realized and unrealized gain (loss) on investments($)	(2.29)		(0.18)	1.47		0.74		1.13		3.42		(2.28)		(0.17)	1.45		0.75		1.12		3.41
Total from investment operations($)	(2.21)		(0.05)	1.57		0.81		1.20		3.47		(2.22)		(0.08)	1.52		0.80		1.16		3.43
Less Distributions
From net investment income($)	(0.03)		(0.19)	(0.09)		(0.06)		(0.04)		(0.04)		(0.03)		(0.13)	(0.06)		(0.02)		(0.03)		(0.05)
From net realized gain($)	—		—	—		—		—		—		—		—	—		—		—		—
From capital paid-in($)	—		—	—		—		—		—		—		—	—		—		—		—
Total distributions($)	(0.03)		(0.19)	(0.09)		(0.06)		(0.04)		(0.04)		(0.03)		(0.13)	(0.06)		(0.02)		(0.03)		(0.05)
Net asset value, end of period($)	13.75		15.99	16.23		14.75		14.00		12.84		13.70		15.95	16.16		14.70		13.92		12.79
Total return(%)	(13.82)[3,4,5]		(0.34)[4,5,8]	10.66	[4,5]	5.82	[4]	9.39	[4]	37.06	[4]	(13.95)[3,4,5]		(0.52)[4,5,8]	10.36	[4,5]	5.73	[4]	9.11	[4]	36.68	[4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.92	[6,7]	0.90 [7]	0.91	[7]	0.94		0.93	[40]	0.93		1.12	[6,7]	1.10 [7]	1.11	[7]	1.14		1.13	[40]	1.13
Ratio of net expenses to average net assets(%)	0.92	[6]	0.90	0.91		0.94		0.93	[40]	0.93		1.12	[6]	1.10	1.11		1.14		1.13	[40]	1.13
Ratio of net investment income (loss) to average net assets(%)	1.01	[6]	0.77	0.65		0.50		0.53		0.43		0.81	[6]	0.57	0.45		0.34		0.34		0.21
Net assets, end of period (in millions)	266		348	443		485		639		414		70		90	114		129		240		143
Portfolio turnover(%)	24	[3]	41	29		34		46	[28]	34		24	[3]	41	29		34		46	[28]	34

	Series NAV
Period Ended	06-30-20081		12-31-2007	12-31-2006		12-31-200513

Per Share Operating Performance
Net asset value, beginning of period($)	15.96		16.20	14.74		13.89
Income (loss) from Investment Operations
Net investment income (loss)($)	0.08	[2]	0.14 [2]	0.12	[2]	0.02	[2]
Net realized and unrealized gain (loss) on investments($)	(2.29)		(0.18)	1.45		0.91
Total from investment operations($)	(2.21)		(0.04)	1.57		0.93
Less Distributions
From net investment income($)	(0.03)		(0.20)	(0.11)		(0.08)
From net realized gain($)	—		—	—		—
From capital paid-in($)	—		—	—		—
Total distributions($)	(0.03)		(0.20)	(0.11)		(0.08)
Net asset value, end of period($)	13.72		15.96	16.20		14.74
Total return(%)	(13.84)[3,4,5]		(0.26)[4,5,8]	10.68	[4,5]	6.76	[3,4]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets(%)	0.87	[6,7]	0.85 [7]	0.87	[7]	0.79	[6]
Ratio of net expenses to average net assets(%)	0.87	[6]	0.85	0.87		0.79	[6]
Ratio of net investment income (loss) to average net assets(%)	1.06	[6]	0.83	0.77		0.21	[6]
Net assets, end of period (in millions)	481		516	402		2
Portfolio turnover(%)	24	[3]	41	29		34

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL HIGHLIGHTS

1.	Unaudited.

2.	Based on the average of the shares outstanding.

3.	Not annualized.

4.	Assumes dividend reinvestment.

5.	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6.	Annualized.

7.	Does not take into consideration expense reductions during the periods shown.

8.	Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

	Impact on NAV per share	Total Return Excluding
	From Payment from	Payment from
	Affiliate For The Year	Affiliate For The Year
Portfolio	Ended 12-31-2007	Ended 12-31-2007

Equity-Income Series I	0.00	3.35%
Equity-Income Series II	0.01	3.10%
Equity-Income Series NAV	0.00	3.39%

9.	Series NAV shares began operations on 4-29-05.

10.	Less than $500,000.

11.	Less than $0.01 per share.

12.	The ratios of gross and net operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38% and 1.35% for Series II, respectively.

13.	Series NAV shares began operations on 2-28-05.

14.	Series I shares began operations on 4-28-08.

15.	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

16.	Does not include expenses of the investment companies in which the Portfolio invests.

17.	Series II shares began operations on 5-1-07.

18.	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period Ended	American Funds

6/30/2008	0.42% - 0.78%
12/31/2007	0.33% - 0.89%

19.	Series III shares began operation on 1-1-08.

21.	Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.

22.	Less than 1%.

27.	John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

28.	Excludes merger activity.

30.	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.

32.	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.

40.	The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92% and 1.12% for Series I and Series II, respectively.

43.	Net investment income/loss per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

		Period Ended 6/30/2008		Year Ended 12/31/2007
			Percentage		Percentage
			of average		of average
Portfolio	Series	Per share	net assets	Per share	net assets

Mid Value	I	—	—	$0.11	0.81%
Mid Value	II	—	—	$0.13	0.98%
Mid Value	NAV	—	—	$0.13	0.99%

44.	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Portfolio	6/30/2008	12/31/2007

Income & Value	38%	59%

45.	The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II.

49.	Series I and Series II shares began operations on 4-29-05.

50.	Effective 4-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the former VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.

51.	Audited by previous Independent Registered Public Accounting Firm.

52.	Certain amounts in 2003 have been reclassified to permit comparison.

JOHN HANCOCK TRUST
P.O. BOX 9112
FARMINGDALE, NY 11735

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—	Call toll-free 1-888-221-0697	—	Log on to www.proxyweb.com	—	Check the appropriate boxes on reverse
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—	Do not return this paper ballot	—	Do not return this paper ballot	—	Return promptly in the enclosed envelope

à	ß

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

VOTING INSTRUCTIONS FORM

FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life insurance Company, and John Hancock Variable Life Insurance Company to vote all shares of John Hancock Trust, attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, April 20, 2009, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 20, 2009. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 19, 2009 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 20, 2009.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, JOHN HANCOCK LIFE INSURANCE COMPANY, AND JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY IN

CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

Date:  , 2009

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

à	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.	☑	ß

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the Core Equity Trust into the Fundamental Value Trust. (Only shareholders of the Core Equity Trust will vote on Proposal 1)	☐	☐	☐
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. Large Cap Trust into the American Growth-Income Trust. (Only shareholders of the U.S. Large Cap Trust will vote on Proposal 2)	☐	☐	☐
Proposal 3	Approval of Agreement and Plan of Reorganization providing for the combination of the Income & Value Trust into the American Asset Allocation Trust. (Only shareholders of the Income & Value Trust will vote on Proposal 3)	☐	☐	☐
Proposal 4	Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Value Trust into the Mid Value Trust (Only shareholders of the Mid Cap Value Trust will vote on Proposal 4)	☐	☐	☐
Proposal 5	Approval of Agreement and Plan of Reorganization providing for the combination of the Small Company Trust into the Small Company Value Trust. (Only shareholders of the Small Company Trust will vote on Proposal 5)	☐	☐	☐
Proposal 6	Approval of Agreement and Plan of Reorganization providing for the combination of the Classic Value Trust into the Equity-Income Trust. (Only shareholders of the Classic Value Trust will vote on Proposal 6)	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

American Funds®

The right choice for the long term®

American Funds Insurance Series®

Prospectus

Class 1 shares

October 1, 2008

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Funds Insurance Series (the “Series”) consists of 16 funds, each representing a separate, fully managed diversified portfolio of securities. The two funds offered in this product are:
Growth-Income Fund
Asset Allocation Fund
Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable insurance policies (the “contracts”). Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.
The Series offers three classes of fund shares: Class 1, Class 2 and Class 3 shares. This prospectus offers only Class 1 shares and is for use with the contracts that make Class 1 shares available. The board of trustees may establish additional funds and classes in the future. The investment objective(s) and policies of each fund are discussed in this prospectus.
More information on the funds is contained in the Series’ statement of additional information.
American Funds Insurance Series / Prospectus 1

Growth-Income Fund
Risk / Return summary
The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index. The fund is designed for investors seeking both capital appreciation and income.
The prices of and the income generated by securities held by the fund may decline in response to certain events, including, for example, those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. Income provided by the fund may be affected by changes in the dividend policies of the companies in which the fund invests and the capital resources available for such payments at such companies.
Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by other issues and events such as currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.
You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2 American Funds Insurance Series / Prospectus	Growth-Income Fund

Investment results
The following information shows how the fund’s investment results have varied from year to year and how the fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Figures shown reflect fees and expenses associated with an investment in the fund, including any fee waivers and/or expense reimbursements in effect during the period presented, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would have been lower.
The fund’s highest/lowest quarterly results during this time period were:
Highest 18.92% (quarter ended December 31, 1998)
Lowest –18.64% (quarter ended September 30, 2002)
The fund’s cumulative total return for the six months ended June 30, 2008, was –11.00%.
For periods ended December 31, 2007:

			Lipper Growth
			& Income
Average annual total returns	Fund	S&P 500[1]	Funds Index[2]

1 year	5.32%	5.49%	4.28%

5 years	13.65	12.82	12.86

10 years	8.58	5.91	5.91

Lifetime[3]	12.84	12.63	11.28

[1]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

[2]	Lipper Growth & Income Funds Index is an equally weighted index of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect the effect of sales charges or taxes.

[3]	Lifetime results are from February 8, 1984, the date the fund began investment operations.

Growth-Income Fund	American Funds Insurance Series / Prospectus 3

Fees and expenses of the fund
This table describes the fees and expenses associated with an investment in the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses table (deducted from fund assets)	Class 1

Management fees*	0.26%
Other expenses	0.01
Total annual fund operating expenses*	0.27

*	The fund’s investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the fund’s board, but it is expected to continue at this level until further review. The fund’s investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund’s annual report.
Example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the fund’s operating expenses remain the same as shown above. The example does not reflect insurance contract expenses or the impact of any fee waivers or expense reimbursements. If insurance contract expenses were reflected, expenses shown would be higher. If waivers or reimbursements were reflected, expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

	1 year	3 years	5 years	10 years

Class 1	$28	$87	$152	$343

4 American Funds Insurance Series / Prospectus	Growth-Income Fund

Asset Allocation Fund
Risk / Return summary
The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index, and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below by Moody’s Investors Service and BB+ or below by Standard & Poor’s Corporation or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.”
In seeking to pursue its investment objective, the fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%–80% in equity securities, 20%–50% in debt securities and 0%–40% in money market instruments. As of December 31, 2007, the fund was approximately 64% invested in equity securities, 22% invested in debt securities and 14% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The fund is designed for investors seeking above-average total return.
The prices of and the income generated by securities held by the fund may decline in response to certain events, including, for example, those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. Income provided by the fund may be affected by changes in the dividend policies of the companies in which the fund invests and the capital resources available for such payments at such companies.
Securities held by the fund may also be affected by changing market interest rates and by changes in effective maturities and credit ratings. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. In addition, there may be little trading in the secondary market for certain lower quality debt securities, which may adversely affect the fund’s ability to dispose of such securities. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by other issues and events such as currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.
You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Asset Allocation Fund	American Funds Insurance Series / Prospectus 5

Investment results
The following information shows how the fund’s investment results have varied from year to year and how the fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Figures shown reflect fees and expenses associated with an investment in the fund, including any fee waivers and/or expense reimbursements in effect during the period presented, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would have been lower.
The fund’s highest/lowest quarterly results during this time period were:
Highest 12.24% (quarter ended June 30, 2003)
Lowest –12.28% (quarter ended September 30, 2002)
The fund’s cumulative total return for the six months ended June 30, 2008, was –6.22%.
For periods ended December 31, 2007:

		Lehman
		Brothers		Citigroup Broad
		U.S. Aggregate		Investment-Grade
Average annual total returns	Fund	Index[1]	S&P 500[2]	(BIG) Bond Index[3]

1 year	6.82%	6.97%	5.49%	7.22%

5 years	12.24	4.42	12.82	4.55

10 years	7.18	5.97	5.91	6.03

Lifetime[4]	9.54	7.14	10.54	7.21

[1]	Lehman Brothers U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

[2]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

[3]	Citigroup Broad Investment-Grade (BIG) Bond Index (formerly Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index) is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

[4]	Lifetime results are from August 1, 1989, the date the fund began investment operations.

6 American Funds Insurance Series / Prospectus	Asset Allocation Fund

Fees and expenses of the fund
This table describes the fees and expenses associated with an investment in the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses table (deducted from fund assets)	Class 1

Management fees*	0.31%

Other expenses	0.01

Total annual fund operating expenses*	0.32

*	The fund’s investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the fund’s board, but it is expected to continue at this level until further review. The fund’s investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund’s annual report.
Example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the fund’s operating expenses remain the same as shown above. The example does not reflect insurance contract expenses or the impact of any fee waivers or expense reimbursements. If insurance contract expenses were reflected, expenses shown would be higher. If waivers or reimbursements were reflected, expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

	1 year	3 years	5 years	10 years

Class 1	$33	$103	$180	$406

Asset Allocation Fund	American Funds Insurance Series / Prospectus 7

Cash position
The funds may also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, a fund may hold all, or a significant portion, of its assets in such securities. A larger amount of such holdings could negatively affect a fund’s investment results in a period of rising market prices; conversely, it could reduce a fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.
Management and organization
Investment adviser
Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the Series and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The total management fee paid by each fund for the previous fiscal year (or, in the case of International Growth and Income Fund, the management fee to be paid for the current fiscal year), expressed as a percentage of average net assets of that fund, appear in the Annual Fund Operating Expenses table for each fund. A more detailed description of the investment advisory and service agreement between the Series and the investment adviser is included in the Series’ statement of additional information. A discussion regarding the basis for the approval of the Series’ investment advisory and service agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2007.
Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.
Execution of portfolio transactions
The investment adviser places orders with broker-dealers for the funds’ portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the funds’ portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the funds’ portfolio transactions. The investment adviser may place orders for the funds’ portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, the investment adviser does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the funds’ portfolio transactions. A more detailed description of the investment adviser’s policies is included in the statement of additional information.
Portfolio management
The Series relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the funds’ portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
Portfolio holdings
A description of the funds’ policies and procedures regarding disclosure of information about their portfolio securities is available in the statement of additional information.
8 American Funds Insurance Series / Prospectus

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition to the portfolio counselors below, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

The primary individual portfolio counselors for each of the funds are:

	Portfolio counselor’s role in	Primary title with investment
Portfolio counselor for the	management of, and experience	adviser (or affiliate) and
Series/Title (if applicable)	in, the fund(s)	investment experience

James K. Dunton Vice Chairman of the Board	Serves as an equity portfolio counselor for: Growth-Income Fund — 25 years (since the fund’s inception)	Senior Vice President — Capital Research Global Investors
	Blue Chip Income and Growth Fund — 7 years (since the fund’s inception)	Investment professional for 46 years, all with Capital Research and Management Company or affiliate

Donald D. O’Neal President and Trustee	Serves as an equity portfolio counselor for: Growth-Income Fund — 3 years	Senior Vice President — Capital Research Global Investors Investment professional for 23 years, all with Capital Research and Management Company or affiliate

Alan N. Berro Senior Vice President	Serves as an equity portfolio counselor for: Asset Allocation Fund — 9 years	Senior Vice President — Capital World Investors Investment professional for 23 years in total; 17 years with Capital Research and Management Company or affiliate

Abner D. Goldstine Senior Vice President	Serves as a fixed-income portfolio counselor for: Bond Fund — 13 years (since the fund’s inception) High-Income Bond Fund — 11 years	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 56 years in total; 41 years with Capital Research and Management Company or affiliate

John H. Smet Senior Vice President	Serves as a fixed-income portfolio counselor for: U.S. Government/AAA-Rated Securities Fund — 16 years	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate

Claudia P. Huntington Vice President	Serves as an equity portfolio counselor for:
Growth-Income Fund — 15 years (plus 5 years of prior experience as an investment analyst for the fund)
	Global Discovery Fund — 7 years (since the fund’s inception)	Senior Vice President — Capital Research Global Investors Investment professional for 36 years in total; 33 years with Capital Research and Management Company or affiliate

Robert W. Lovelace Vice President	Serves as an equity portfolio counselor for: Global Growth Fund — 11 years (since the fund’s inception) New World Fund — 9 years (since the fund’s inception)	Senior Vice President — Capital World Investors Investment professional for 23 years, all with Capital Research and Management Company or affiliate

Susan M. Tolson Vice President	Serves as a fixed-income portfolio counselor for: High-Income Bond Fund — 14 years (plus 2 years of prior experience as an investment analyst for the fund) Asset Allocation Fund — 9 years	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 20 years in total; 18 years with Capital Research and Management Company or affiliate
Global Bond Fund — 2 years (since the fund’s inception)

David C. Barclay	Serves as a fixed-income portfolio counselor for:	Senior Vice President — Fixed Income, Capital Research and Management Company
	High-Income Bond Fund — 15 years New World Fund — 9 years (since the fund’s inception) Bond Fund — 11 years	Investment professional for 27 years in total; 20 years with Capital Research and Management Company or affiliate

Donnalisa Barnum	Serves as an equity portfolio counselor for: Growth Fund — 5 years	Senior Vice President — Capital World Investors Investment professional for 27 years in total; 22 years with Capital Research and Management Company or affiliate

Christopher D. Buchbinder	Serves as an equity portfolio counselor for: Blue Chip Income and Growth Fund — 1 year	Senior Vice President — Capital Research Global Investors Investment professional for 13 years, all with Capital Research and Management Company or affiliate
American Funds Insurance Series / Prospectus 9

	Portfolio counselor’s role in	Primary title with investment
Portfolio counselor for the	management of, and experience	adviser (or affiliate) and
Series/Title (if applicable)	in, the fund(s)	investment experience
Gordon Crawford	Serves as an equity portfolio counselor for: Global Small Capitalization Fund — 10 years (since the fund’s inception) Global Discovery Fund — 3 years	Senior Vice President — Capital Research Global Investors Investment professional for 37 years, all with Capital Research and Management Company or affiliate

Mark H. Dalzell	Serves as a fixed-income portfolio counselor for: Bond Fund — 3 years Global Bond Fund — 2 years (since the fund’s inception)	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 30 years in total; 20 years with Capital Research and Management Company or affiliate

Mark E. Denning	Serves as an equity portfolio counselor for: Global Small Capitalization Fund — 10 years (since the fund’s inception) Global Discovery Fund — 3 years	Senior Vice President — Capital Research Global Investors Investment professional for 26 years, all with Capital Research and Management Company or affiliate

J. Blair Frank	Serves as an equity portfolio counselor for: Global Small Capitalization Fund — 6 years Growth-Income Fund — 2 years	Senior Vice President — Capital Research Global Investors Investment professional for 15 years in total; 14 years with Capital Research and Management Company or affiliate

Nicholas J. Grace	Serves as an equity portfolio counselor for: Global Growth Fund — 6 years (plus 4 years of prior experience as an investment analyst for the fund)	Senior Vice President — Capital World Investors Investment professional for 18 years in total; 15 years with Capital Research and Management Company or affiliate

Alwyn W. Heong	Serves as an equity portfolio counselor for: International Fund — 12 years	Senior Vice President — Capital Research Global Investors Investment professional for 20 years in total; 16 years with Capital Research and Management Company or affiliate

David A. Hoag	Serves as a fixed-income portfolio counselor for: Bond Fund — 1 year	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 20 years in total; 17 years with Capital Research and Management Company or affiliate

Thomas H. Hogh	Serves as a fixed-income portfolio counselor for: Global Bond Fund — 2 years (since the fund’s inception) U.S. Government/AAA-Rated Securities Fund — 11 years Bond Fund — 1 year	Senior Vice President — Fixed Income, Capital Research Company Investment professional for 22 years in total; 18 years with Capital Research and Management Company or affiliate

Gregg E. Ireland	Serves as an equity portfolio counselor for: Global Growth and Income Fund — 2 years (since the fund’s inception) Growth Fund — 2 years	Senior Vice President — Capital World Investors Investment professional for 36 years, all with Capital Research and Management Company or affiliate

Carl M. Kawaja	Serves as an equity portfolio counselor for: Global Growth and Income Fund — 2 years (since the fund’s inception) New World Fund — 9 years (since the fund’s inception)	Senior Vice President — Capital World Investors Investment professional for 21 years in total; 17 years with Capital Research and Management Company or affiliate

Michael T. Kerr	Serves as an equity portfolio counselor for: Asset Allocation Fund — 4 years Growth Fund — 3 years	Senior Vice President — Capital World Investors Investment professional for 25 years in total; 23 years with Capital Research and Management Company or affiliate

Sung Lee	Serves as an equity portfolio counselor for: International Fund — 3 years International Growth and Income Fund — less than 1 year (since the fund’s inception)	Senior Vice President — Capital Research Global Investors Investment professional for 14 years, all with Capital Research and Management Company or affiliate

James B. Lovelace	Serves as an equity portfolio counselor for: Blue Chip Income and Growth Fund — 1 year	Senior Vice President — Capital Research Global Investors Investment professional for 26 years, all with Capital Research and Management Company or affiliate

Jesper Lyckeus	Serves as an equity portfolio counselor for:
International Fund — 2 years (plus 8 years of
prior experience as an investment analyst for the fund)
	International Growth and Income Fund — less than 1 year (since the fund’s inception)	Senior Vice President — Capital Research Global Investors Investment professional for 13 years in total; 12 years with Capital Research and Management Company or affiliate
10 American Funds Insurance Series / Prospectus

	Portfolio counselor’s role in	Primary title with investment
Portfolio counselor for the	management of, and experience	adviser (or affiliate) and
Series/Title (if applicable)	in, the fund(s)	investment experience
Mark R. Macdonald	Serves as a fixed-income portfolio counselor for: U.S. Government/AAA-Rated Securities Fund — 2 years	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 23 years in total; 14 years with Capital Research and Management Company or affiliate

Ronald B. Morrow	Serves as an equity portfolio counselor for: Growth Fund — 5 years (plus 6 years of prior experience as an investment analyst for the fund)	Senior Vice President — Capital World Investors Investment professional for 40 years in total; 11 years with Capital Research and Management Company or affiliate

James R. Mulally	Serves as a fixed-income portfolio counselor for: Asset Allocation Fund — 3 years	Senior Vice President — Fixed Income, Capital Research and Management Company Investment professional for 33 years in total; 28 years with Capital Research and Management Company or affiliate

David M. Riley	Serves as an equity portfolio counselor for: International Growth and Income Fund — less than 1 year (since the fund’s inception)	Senior Vice President — Capital Research Global Investors Investment professional for 14 years, all with Capital Research and Management Company

C. Ross Sappenfield	Serves as an equity portfolio counselor for: Growth-Income Fund — 9 years Blue Chip Income and Growth Fund — 7 years (since the fund’s inception)	Senior Vice President — Capital Research Global Investors Investment professional for 16 years, all with Capital Research and Management Company or affiliate

Christopher M. Thomsen	Serves as an equity portfolio counselor for: International Fund — 3 years	Senior Vice President — Capital Research Global Investors Investment professional for 11 years, all with Capital Research and Management Company or affiliate

Steven T. Watson	Serves as an equity portfolio counselor for:	Senior Vice President — Capital World Investors
	Global Growth Fund — 6 years (plus 4 years of prior experience as an investment analyst for the fund) Global Growth and Income Fund —2 years (since the fund’s inception)	Investment professional for 21 years in total; 19 years with Capital Research and Management Company or affiliate

Paul A. White	Serves as an equity portfolio counselor for: Global Growth Fund — 4 years (plus 5 years of prior experience as an investment analyst for the fund)	Senior Vice President — Capital World Investors Investment professional for 20 years in total; 10 years with Capital Research and Management Company or affiliate
Additional information regarding the portfolio counselors’ compensation, holdings in other accounts and ownership of securities in American Funds Insurance Series can be found in the statement of additional information.
Purchases and redemptions of shares
Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies. All such shares may be purchased or redeemed by the separate accounts (or feeder funds) at net asset value without any sales or redemption charges. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the separate accounts (or feeder funds).
Frequent trading of fund shares
The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors, Inc. has determined could involve actual or potential harm to a fund may be rejected.
The Series, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to
American Funds Insurance Series / Prospectus 11

determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.
In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and purchase transactions involving transfers of assets, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions.
The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares. There is no guarantee that all instances of frequent trading in fund shares will be prevented.
American Funds Service Company may work with the insurance company separate accounts to apply their procedures which American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.
If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account and request that the separate account either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account has taken appropriate action, American Funds Service Company may terminate the separate account’s ability to transact in fund shares.
Notwithstanding the Series’ surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the Series’ and American Funds Distributors, Inc.’s right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.
Valuing shares
Each fund calculates its share price, also called net asset value, each day the New York Stock Exchange is open as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the funds have adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the funds’ portfolios that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.
Because certain of the funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the funds do not price their shares, the value of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.
Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company.
Plans of distribution
The Series has adopted plans of distribution or “12b-1 plans” for Class 2 and Class 3 shares. Under these plans, the Series may finance activities primarily intended to sell shares, provided the categories of expenses are approved in
12 American Funds Insurance Series / Prospectus

advance by the Series’ board of trustees. The plans provide for annual expenses of .25% for Class 2 shares and .18% for Class 3 shares. For these share classes, amounts paid under the 12b-1 plans are used by insurance company contract issuers to cover the expenses of certain contract owner services. The 12b-1 fees paid by the Series, as a percentage of average net assets, for the previous fiscal year, are indicated above in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of the Series’ assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.
Distributions and taxes
Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.
It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.
See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.
American Funds Insurance Series / Prospectus 13

Financial highlights 1
The Financial Highlights table is intended to help you understand the funds’ results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request (except for the six months ended June 30, 2008). Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower. The information for the six-month periods presented has been derived from each funds’ unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the periods presented.

		Income (loss) from investment operations[2]			Dividends and distributions
											Ratio of	Ratio of	Ratio of
			Net gains								expenses	expenses	net
	Net asset	Net	(losses) on		Dividends		Total	Net asset		Net assets,	to average	to average	income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		end of	net assets	net assets	(loss) to
Period	beginning	income	realized and	investment	investment	(from capital	and	end of	Total	period (in	before	after	average
ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	return[3]	millions)	waiver	waiver[3]	net assets[3]
Global Discovery Fund

Class 1
6/30/08[4]	$14.09	$.10	$(1.91)	$(1.81)	$—	$(.30)	$(.30)	$11.98	(12.91)%	$30	.60%[5]	.54%[5]	1.51%[5]
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35	.60	.54	1.25
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28	.62	.56	1.19
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22	.61	.56	1.27
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20	.61	.60	.81
12/31/03	7.26	.05	2.67	2.72	(.04)	—	(.04)	9.94	37.41	17	.61	.61	.55
Class 2
6/30/08[4]	14.02	.08	(1.90)	(1.82)	—	(.30)	(.30)	11.90	(13.04)	220	.85 [5]	.79 [5]	1.27 [5]
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240	.85	.79	.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151	.87	.81	.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89	.86	.81	1.04
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51	.86	.85	.60
12/31/03	7.25	.02	2.67	2.69	(.02)	—	(.02)	9.92	37.11	24	.86	.86	.28

Global Growth Fund

Class 1
6/30/08[4]	$25.15	$.34	$(2.74)	$(2.40)	$(.05)	$(1.75)	$(1.80)	$20.95	(9.64)%	$891	.54%[5]	.49%[5]	2.87%[5]
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684	.55	.50	2.06
12/31/06	19.63	.41	3.62	4.03	(.22)	—	(.22)	23.44	20.73	278	.58	.53	1.95
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)	19.63	14.37	206	.62	.57	1.56
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)	17.31	13.80	202	.65	.64	1.15
12/31/03	11.35	.12	3.91	4.03	(.08)	—	(.08)	15.30	35.63	188	.70	.70	.94
Class 2
6/30/08[4]	25.00	.30	(2.71)	(2.41)	(.04)	(1.75)	(1.79)	20.80	(9.74)	4,861	.79 [5]	.74 [5]	2.53 [5]
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180	.80	.75	1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015	.83	.78	1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617	.87	.82	1.30
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796	.90	.89	.92
12/31/03	11.32	.09	3.89	3.98	(.05)	—	(.05)	15.25	35.27	1,082	.95	.95	.68

Global Small Capitalization Fund

Class 1
6/30/08[4]	$27.20	$.11	$(3.39)	$(3.28)	$—	$(2.88)	$(2.88)	$21.04	(12.28)%	$400	.74%[5]	.67%[5]	.89%[5]
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369	.73	.66	.45
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247	.77	.69	.82
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)	21.29	25.66	231	.79	.73	.72
12/31/04	14.15	.02	2.97	2.99	—	—	—	17.14	21.13	193	.81	.80	.15
12/31/03	9.27	—6	4.97	4.97	(.09)	—	(.09)	14.15	53.92	163	.83	.83	(.03)
Class 2
6/30/08[4]	26.95	.07	(3.35)	(3.28)	—	(2.88)	(2.88)	20.79	(12.39)	3,384	.99 [5]	.92 [5]	.62 [5]
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975	.98	.91	.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	9.23	(.03)	4.95	4.92	(.07)	—	(.07)	14.08	53.53	665	1.08	1.08	(.28)
14 American Funds Insurance Series / Prospectus

		Income (loss) from investment operations[2]			Dividends and distributions
											Ratio of		Ratio of		Ratio of
			Net gains								expenses		expenses		net
	Net asset	Net	(losses) on		Dividends		Total	Net asset		Net assets,	to average		to average		income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		end of	net assets		net assets		(loss) to
Period	beginning	income	realized and	investment	investment	(from capital	and	end of	Total	period (in	before		after		average
ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	return[3]	millions)	waiver		waiver[3]		net assets[3]
Growth Fund

Class 1
6/30/08[4]	$67.22	$.40	$(5.38)	$(4.98)	$(.08)	$(6.26)	$(6.34)	$55.90	(7.60)%	$6,912	.33%[5]		.30%[5]		1.26%[5]
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051	.33		.30		1.00
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503	.34		.31		1.14
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)	59.36	16.50	3,709	.35		.32		.87
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744	.36		.36		.68
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)	45.74	37.15	3,877	.39		.39		.41
Class 2
6/30/08[4]	66.72	.30	(5.32)	(5.02)	(.05)	(6.26)	(6.31)	55.39	(7.71)	21,927	.58	[5]	.55	[5]	.95	[5]
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359	.58		.55		.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122	.59		.56		.89
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343	.60		.57		.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055	.61		.61		.50
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)	45.50	36.80	7,107	.64		.64		.16
Class 3
6/30/08[4]	67.21	.32	(5.36)	(5.04)	(.06)	(6.26)	(6.32)	55.85	(7.69)	363	.51	[5]	.48	[5]	1.03	[5]
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425	.51		.48		.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451	.52		.49		.95
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499	.53		.50		.69
12/31/04[7]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516	.54	[5]	.53	[5]	.54	[5]

International Fund

Class 1
6/30/08[4]	$24.81	$.36	$(3.24)	$(2.88)	$(.04)	$(2.74)	$(2.78)	$19.15	(11.69)%	$2,627	.52%[5]		.47%[5]		3.12%[5]
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708	.52		.47		1.82
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648	.54		.49		1.99
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)	18.96	21.75	1,599	.57		.52		1.92
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495	.60		.59		1.54
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)	13.41	35.12	1,431	.63		.63		1.40
Class 2
6/30/08[4]	24.72	.29	(3.19)	(2.90)	(.03)	(2.74)	(2.77)	19.05	(11.83)	7,750	.77	[5]	.72	[5]	2.59	[5]
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719	.77		.72		1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260	.79		.74		1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790	.82		.77		1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752	.84		.83		1.27
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)	13.39	34.85	1,385	.88		.88		1.08
Class 3
6/30/08[4]	24.80	.31	(3.20)	(2.89)	(.04)	(2.74)	(2.78)	19.13	(11.77)	100	.70	[5]	.65	[5]	2.69	[5]
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123	.70		.65		1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120	.72		.67		1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116	.75		.70		1.74
12/31/04[7]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115	.77	[5]	.77	[5]	1.45	[5]

New World Fund

Class 1
6/30/08[4]	$25.88	$.29	$(2.48)	$(2.19)	$(.08)	$(1.70)	$(1.78)	$21.91	(8.58)%	$309	.80%[5]		.73%[5]		2.41%[5]
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261	.82		.74		1.92
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126	.88		.80		2.19
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)	16.67	21.10	88	.92		.85		2.22
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63	.93		.92		1.81
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)	11.99	39.56	47	.92		.92		2.15
Class 2
6/30/08[4]	25.69	.26	(2.46)	(2.20)	(.07)	(1.70)	(1.77)	21.72	(8.68)	1,771	1.05	[5]	.98	[5]	2.13	[5]
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07		.99		1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13		1.05		1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17		1.10		1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18		1.17		1.57
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)	11.94	39.18	224	1.17		1.17		1.90

Blue Chip Income and Growth Fund

Class 1
6/30/08[4]	$11.53	$.12	$(1.84)	$(1.72)	$(.04)	$(.65)	$(.69)	$9.12	(15.07)%	$260	.43%[5]		.39%[5]		2.33%[5]
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143	.42		.38		1.95
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159	.43		.39		1.75
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)	10.91	7.57	135	.45		.41		1.73
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94	129	.46		.46		1.60
12/31/03	7.17	.13	2.11	2.24	—	—	—	9.41	31.24	107	.52		.50		1.67
Class 2
6/30/08[4]	11.45	.10	(1.81)	(1.71)	(.04)	(.65)	(.69)	9.05	(15.13)	3,520	.68	[5]	.64	[5]	1.91	[5]
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274	.67		.63		1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937	.68		.64		1.50
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029	.70		.66		1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74	2,349	.71		.70		1.37
12/31/03	7.16	.11	2.09	2.20	—	—	—	9.36	30.73	1,490	.76		.74		1.41
American Funds Insurance Series / Prospectus 15

		Income (loss) from investment operations[2]			Dividends and distributions
											Ratio of		Ratio of		Ratio of
			Net gains								expenses		expenses		net
	Net asset	Net	(losses) on		Dividends		Total	Net asset		Net assets,	to average		to average		income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		end of	net assets		net assets		(loss) to
Period	beginning	income	realized and	investment	investment	(from capital	and	end of	Total	period (in	before		after		average
ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	return[3]	millions)	waiver		waiver[3]		net assets[3]
Global Growth and Income Fund

Class 1
6/30/08[4]	$11.78	$.16	$(1.27)	$(1.11)	$—	$(.07)	$(.07)	$10.60	(9.41)%	$96	.61%[5]		.55%[5]		2.81%[5]
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79	.71		.58		2.37
12/31/06[8]	10.00	.14	.91	1.05	(.07)	—	(.07)	10.98	10.49	45	.72	[5]	.65	[5]	2.10	[5]
Class 2
6/30/08[4]	11.75	.14	(1.26)	(1.12)	—	(.07)	(.07)	10.56	(9.52)	2,263	.86	[5]	.80	[5]	2.57	[5]
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997	.96		.83		2.11
12/31/06[8]	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97	[5]	.90	[5]	1.64	[5]

Growth-Income Fund
Class 1
6/30/08[4]	$42.52	$.40	$(4.99)	$(4.59)	$(.14)	$(2.36)	$(2.50)	$35.43	(11.00)%	$6,378	.28%[5]		.25%[5]		2.00%[5]
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618	.27		.25		1.82
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759	.28		.25		1.92
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825	.29		.27		1.68
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66	4,213	.31		.30		1.39
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)	33.61	32.76	4,402	.34		.34		1.45
Class 2
6/30/08[4]	42.26	.34	(4.95)	(4.61)	(.12)	(2.36)	(2.48)	35.17	(11.08)	19,317	.53	[5]	.50	[5]	1.72	[5]
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243	.52		.50		1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688	.53		.50		1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608	.54		.52		1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37	13,105	.56		.55		1.19
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)	33.48	32.43	7,824	.59		.59		1.18
Class 3
6/30/08[4]	42.51	.35	(4.98)	(4.63)	(.12)	(2.36)	(2.48)	35.40	(11.05)	330	.46	[5]	.43	[5]	1.80	[5]
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405	.45		.43		1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458	.46		.43		1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471	.47		.45		1.50
12/31/04[7]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537	.49	[5]	.48	[5]	1.24	[5]

Asset Allocation Fund

Class 1
6/30/08[4]	$18.51	$.25	$(1.39)	$(1.14)	$(.08)	$(.67)	$(.75)	$16.62	(6.22)%	$2,318	.31%[5]		.28%[5]		2.85%[5]
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927	.32		.29		2.69
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079	.33		.30		2.67
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)	16.56	9.45	879	.35		.32		2.57
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50	899	.38		.37		2.64
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)	14.58	22.14	911	.42		.42		3.12
Class 2
6/30/08[4]	18.39	.23	(1.39)	(1.16)	(.07)	(.67)	(.74)	16.49	(6.36)	6,842	.56	[5]	.53	[5]	2.61	[5]
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308	.57		.54		2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362	.58		.55		2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120	.60		.57		2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34	3,797	.62		.62		2.42
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)	14.51	21.74	2,314	.67		.67		2.81
Class 3
6/30/08[4]	18.50	.24	(1.38)	(1.14)	(.08)	(.67)	(.75)	16.61	(6.26)	62	.49	[5]	.46	[5]	2.69	[5]
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71	.50		.47		2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76	.51		.48		2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76	.53		.50		2.39
12/31/04[7]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81	.55	[5]	.55	[5]	2.50	[5]

Bond Fund

Class 1
6/30/08[4]	$11.14	$.31	$(.35)	$(.04)	$(.10)	$(.03)	$(.13)	$10.97	(0.39)%	$1,900	.40%[5]		.36%[5]		5.66%[5]
12/31/07	11.64	.65	(.24)	.41	(.91)	—	(.91)	11.14	3.66	436	.41		.37		5.59
12/31/06	11.31	.63	.17	.80	(.47)	—	(.47)	11.64	7.31	230	.43		.39		5.54
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)	11.31	1.77	182	.44		.40		5.30
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04	195	.45		.44		4.94
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)	11.34	13.07	213	.47		.47		5.19
Class 2
6/30/08[4]	11.03	.30	(.35)	(.05)	(.09)	(.03)	(.12)	10.86	(0.44)	3,889	.65	[5]	.61	[5]	5.43	[5]
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679	.66		.62		5.34
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99	3,374	.68		.64		5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59	2,312	.69		.65		5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72	1,759	.70		.69		4.68
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)	11.27	12.80	1,280	.72		.72		4.88
16 American Funds Insurance Series / Prospectus

		Income (loss) from investment operations[2]			Dividends and distributions
											Ratio of		Ratio of		Ratio of
			Net gains								expenses		expenses		net
	Net asset	Net	(losses) on		Dividends		Total	Net asset		Net assets,	to average		to average		income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		end of	net assets		net assets		(loss) to
Period	beginning	income	realized and	investment	investment	(from capital	and	end of	Total	period (in	before		after		average
ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	return[3]	millions)	waiver		waiver[3]		net assets[3]
Global Bond Fund

Class 1
6/30/08[4]	$10.83	$.23	$.18	$.41	$(.02)	$— [6]	$(.02)	$11.22	3.69%	$68	.60%[5]		.54%[5]		4.17%[5]
12/31/07	10.18	.49	.47	.96	(.31)	—	(.31)	10.83	9.54	28	.61		.55		4.61
12/31/06[9]	10.00	.10	.15	.25	(.07)	—	(.07)	10.18	2.52	12	.15		.13		1.00
Class 2
6/30/08[4]	10.81	.22	.17	.39	(.02)	— [6]	(.02)	11.18	3.61	767	.85	[5]	.79	[5]	3.91	[5]
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279	.86		.80		4.41
12/31/06[10]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99	15	.13		.12		.60

High-Income Bond Fund

Class 1
6/30/08[4]	$11.65	$.45	$(.62)	$(.17)	$(.15)	—	$(.15)	$11.33	(1.50)%	$344	.48%[5]		.43%[5]		7.89%[5]
12/31/07	12.90	.95	(.72)	.23	(1.48)	—	(1.48)	11.65	1.62	308	.48		.44		7.41
12/31/06	12.41	.92	.37	1.29	(.80)	—	(.80)	12.90	10.89	293	.49		.45		7.36
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)	12.41	2.46	309	.50		.46		6.76
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83	364	.50		.50		6.74
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)	12.54	29.79	411	.51		.51		7.74
Class 2
6/30/08[4]	11.55	.43	(.62)	(.19)	(.14)	—	(.14)	11.22	(1.65)	1,004	.73	[5]	.68	[5]	7.65	[5]
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996	.73		.69		7.17
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59	832	.74		.70		7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20	590	.75		.71		6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59	444	.75		.74		6.48
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)	12.47	29.51	319	.76		.76		7.41
Class 3
6/30/08[4]	11.65	.44	(.62)	(.18)	(.14)	—	(.14)	11.33	(1.54)	26	.66	[5]	.61	[5]	7.72	[5]
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28	.66		.62		7.21
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66	34	.67		.63		7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25	37	.68		.64		6.58
12/31/04[7]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46	.68	[5]	.68	[5]	6.57	[5]

U.S. Government/AAA-Rated Securities Fund

Class 1
6/30/08[4]	$11.73	$.26	$(.13)	$.13	$(.07)	—	$(.07)	$11.79	1.11%	$287	.44%[5]		.40%[5]		4.35%[5]
12/31/07	11.87	.58	.20	.78	(.92)	—	(.92)	11.73	6.83	211	.46		.41		4.83
12/31/06	11.91	.55	(.10)	.45	(.49)	—	(.49)	11.87	3.95	218	.47		.42		4.64
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)	11.91	2.70	252	.47		.43		3.99
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58	286	.47		.46		3.68
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)	12.24	2.51	373	.46		.46		3.71
Class 2
6/30/08[4]	11.65	.24	(.12)	.12	(.07)	—	(.07)	11.70	1.00	800	.69	[5]	.65	[5]	4.10	[5]
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597	.71		.66		4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75	402	.72		.67		4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41	341	.72		.68		3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30	285	.72		.71		3.42
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)	12.17	2.28	273	.71		.71		3.43
Class 3
6/30/08[4]	11.74	.25	(.13)	.12	(.07)	—	(.07)	11.79	0.99	29	.62	[5]	.58	[5]	4.18	[5]
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29	.64		.59		4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80	32	.65		.60		4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50	39	.65		.61		3.81
12/31/04[7]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43	.65	[5]	.65	[5]	3.51	[5]

Cash Management Fund

Class 1
6/30/08[4]	$11.40	$.15	$ —[6]	$.15	$(.07)	—	$(.07)	$11.48	1.29%	$120	.33%[5]		.30%[5]		2.60%[5]
12/31/07	11.62	.57	—[6]	.57	(.79)	—	(.79)	11.40	4.95	112	.33		.30		4.88
12/31/06	11.31	.54	—[6]	.54	(.23)	—	(.23)	11.62	4.81	98	.33		.30		4.74
12/31/05	11.09	.33	—[6]	.33	(.11)	—	(.11)	11.31	2.97	75	.33		.30		2.91
12/31/04	11.07	.11	—[6]	.11	(.09)	—	(.09)	11.09	.96	78	.37		.36		.96
12/31/03	11.17	.07	—[6]	.07	(.17)	—	(.17)	11.07	.67	103	.47		.47		.68
Class 2
6/30/08[4]	11.35	.13	—[6]	.13	(.06)	—	(.06)	11.42	1.17	625	.58	[5]	.55	[5]	2.31	[5]
12/31/07	11.56	.54	—[6]	.54	(.75)	—	(.75)	11.35	4.73	452	.58		.55		4.61
12/31/06	11.26	.51	—[6]	.51	(.21)	—	(.21)	11.56	4.59	282	.58		.55		4.52
12/31/05	11.05	.30	—[6]	.30	(.09)	—	(.09)	11.26	2.68	153	.58		.55		2.71
12/31/04	11.03	.08	—[6]	.08	(.06)	—	(.06)	11.05	.70	110	.61		.61		.76
12/31/03	11.12	.05	—[6]	.05	(.14)	—	(.14)	11.03	.47	99	.72		.72		.42
Class 3
6/30/08[4]	11.40	.13	—[6]	.13	(.06)	—	(.06)	11.47	1.17	22	.51	[5]	.48	[5]	2.42	[5]
12/31/07	11.60	.55	—[6]	.55	(.75)	—	(.75)	11.40	4.83	20	.51		.48		4.70
12/31/06	11.29	.52	—[6]	.52	(.21)	—	(.21)	11.60	4.64	18	.51		.48		4.53
12/31/05	11.07	.30	—[6]	.30	(.08)	—	(.08)	11.29	2.74	16	.51		.48		2.70
12/31/04[7]	11.07	.09	—[6]	.09	(.09)	—	(.09)	11.07	.78	20	.54	[5]	.54	[5]	.80	[5]
American Funds Insurance Series / Prospectus 17

	Six months
	ended	Year ended December 31
	June 30,
Portfolio turnover rate for all classes of shares	2008[4]	2007	2006		2005	2004	2003

Global Discovery Fund	23%	50%	31%		53%	28%	30%
Global Growth Fund	16	38	31		26	24	27
Global Small Capitalization Fund	20	49	50		47	49	51
Growth Fund	11	40	35		29	30	34
International Fund	24	41	29		40	37	40
New World Fund	12	34	32		26	18	19
Blue Chip Income and Growth Fund	10	27	21		33	13	12
Global Growth and Income Fund	14	36	8	[5]	—	—	—
Growth-Income Fund	15	24	25		20	21	21
Asset Allocation Fund	8	29	38		23	20	20
Bond Fund	29	57	57		46	34	20
Global Bond Fund	47	85	7	[5]	—	—	—
High-Income Bond Fund	15	32	35		35	38	48
U.S. Government/AAA-Rated Securities Fund	35	91	76		86	68	63
Cash Management Fund	—	—	—		—	—	—

[1]	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services.

[4]	Unaudited. Six months ended June 30, 2008.

[5]	Annualized.

[6]	Amount less than $.01.

[7]	From January 16, 2004, when Class 3 shares were first issued.

[8]	From May 1, 2006, commencement of operations.

[9]	From October 4, 2006 , commencement of operations.

[10]	From November 6, 2006, when Class 2 shares were first issued.
18 American Funds Insurance Series / Prospectus

The right choice for the long term®
Other fund information
Annual/Semi-annual report to shareholders
The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).
Statement of additional information (SAI) and codes of ethics
The current SAI, as amended from time to time, contains more detailed information on all aspects of the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.
The current SAI and the codes of ethics are on file with the Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
Because you cannot purchase shares of the Series directly, the Series does not maintain an Internet website. However, the current SAI and annual/semi-annual reports to shareholders may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at 800/421-4120 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

Litho in USA	Investment Company File No. 811-3857
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

STATEMENT OF ADDITIONAL INFORMATION

Dated: March 9, 2009

This Statement of Additional Information is available to the shareholders of each of the series or Funds of John Hancock Trust (“JHT”) listed below as an “Acquired Fund” in connection with the proposed reorganization providing for the combination of each Acquired Fund into the corresponding JHT Fund listed below as an “Acquiring Fund” (the “Reorganization”):

Acquired Funds		Corresponding Acquiring Funds

Core Equity Trust	—	Fundamental Value Trust
U.S. Large Cap Trust	—	American Growth-Income Trust
Income & Value Trust	—	American Asset Allocation Trust
Mid Cap Value Trust	—	Mid Value Trust
Small Company Trust	—	Small Company Value Trust
Classic Value Trust	—	Equity-Income Trust

This Statement of Additional Information is not a prospectus but should be read in conjunction with JHT’s Proxy Statement/Prospectus dated March 9, 2009 for the Special Meeting of Shareholders of the Acquired Funds to be held on April 20, 2009. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHT at the address above or by calling the following toll free telephone number: (800) 344-1029.

1.	Statement of Additional Information of JHT dated May 1, 2008 (including Supplements dated October 27, 2008, November 17, 2008 and December 19, 2008).

2.	Statement of Additional Information of JHT dated May 1, 2008 (relating to the American Feeder Funds) (including Supplements dated October 27, 2008 and December 19, 2008).

3.	Audited Financial Statements of JHT for the fiscal year ended December 31, 2007, relating to the Acquired Funds and the Acquiring Funds.

4.	Unaudited Financial Statements of JHT for the six-month period ended June 30, 2008, relating to the Acquired Funds and the Acquiring Funds.

5.	Pro Forma Financial Information for the combination of each Acquired Fund into its corresponding Acquiring Fund.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-4146):

1.	Statement of Additional Information of JHT dated May 1, 2008 (including Supplements dated October 27, 2008, November 17, 2008 and December 19, 2008).

The Statement of Additional Information and Supplements thereto are incorporated by reference to the filings thereof with the SEC pursuant to Rule 485 or Rule 497 under the Securities Act of 1933 on, respectively, April 25, 2008 and October 27, 2008, November 17, 2008 and December 19, 2008.

2.	Statement of Additional Information of JHT dated May 1, 2008 (relating to the American Feeder Funds) ((including Supplements dated October 27, 2008 and December 19, 2008).

The Statement of Additional Information and Supplements thereto are incorporated by reference to the filings thereof with the SEC pursuant to Rule 485 or Rule 497 under the Securities Act of 1933 on, respectively, April 25, 2008, October 27, 2008 and December 19, 2008.

3.	Audited Financial Statements of JHT for the fiscal year ended December 31, 2007, relating to the Acquired Funds and the Acquiring Funds.

The audited financial statements of JHT for the fiscal year ended December 31, 2007, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHT’s Annual Report to Shareholders dated December 31, 2007 filed with the SEC on Form N-CSR on March 10, 2008, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Funds.

4.	Unaudited Financial Statements of JHT for the six-month period ended June 30, 2008, relating to the Acquired Funds and the Acquiring Funds.

The unaudited financial statements of JHT for the six-month period ended June 30, 2008 are incorporated by reference to JHT’s Semi-Annual Report to Shareholders dated June 30, 2008 filed with the SEC on Form N-CSR on September 5, 2008, insofar as such financial statements relate to the Acquired Funds and the Acquiring Funds.

2

PRO FORMA FINANCIAL INFORMATION

Combination of Core Equity Trust into Fundamental Value Trust

Omitted pursuant to Item 14.2 of SEC Form N-14.
Combination of U.S. Large Cap Trust into American Growth-Income Trust
     The unaudited pro forma information provided herein should be read in conjunction with the annual report, dated December 31, 2007, and the semi-annual report, dated June 30, 2008, of John Hancock Trust U.S. Large Cap Trust and John Hancock Trust American Growth-Income Trust, both of which are on file with the SEC and are available at no charge.
     The unaudited pro forma information set forth below for the period ended December 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust U.S. Large Cap Trust, or Acquired Fund, into the John Hancock Trust American Growth-Income Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated at June 30, 2007. The merger is intended to consolidate the Acquired Fund, which is advised by John Hancock Investment Management Services, LLC (“JHIMS”) and subadvised by Capital Guardian Trust Company (“CGTC”), with the Acquiring Fund which is a “feeder fund,” has no investment adviser or subadviser at the feeder level and invests in shares of a “master fund” which is advised by Capital Research Management Company, an affiliate of CGTC.
     The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.
     The Acquired Fund’s Investment Management fees are as follows; 0.825% of the first $1 billion; 0.725% of the next $1 billion; and 0.700% of the excess over $2 billion. The Acquiring Fund does not have an Investment Management fee.
     As of June 30, 2008, the net assets of: (i) the Acquired Fund were $815,871,927 and (ii) the Acquiring Fund were $1,269,539,205. The net assets of the combined fund as of June 30, 2008 would have been $2,085,411,132.
     On a pro forma basis for the year ended June 30, 2008, the proposed reorganization would result in a decrease of $7,719,482 in the management fees charged, and an increase in other operating expenses (including custodian fees, audit fees, and expenses of the underlying affiliated funds) of $10,778,830 on a pro forma basis for the year ended June 30, 2008, resulting in a $0.02 per share expense increase.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.
     Substantially all of the securities held by the Acquired Fund will have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.
     The merger is not expected to qualify as a tax-free reorganization for federal income tax purposes, the transaction is not expected to be a taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Funds. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Funds will be the same as the aggregate tax basis the shareholders of the Acquired Funds held in their shares of the Acquired Funds immediately before the merger.
     At June 30, 2008, the U.S. Large Cap Trust and the American Growth-Income Trust had total capital loss carryforwards of $77,449,589 and $0, respectively; the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.

3

     The Acquired Fund will pay the estimated reorganization costs of $129,000 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.
Combination of Income & Value Trust into American Asset Allocation Trust
     The unaudited pro forma information provided herein should be read in conjunction with the annual report, dated December 31, 2007, and the semi-annual report, dated June 30, 2008, of John Hancock Trust Income & Value Trust and John Hancock Trust American Asset Allocation Trust, both of which are on file with the SEC and are available at no charge.
     The unaudited pro forma information set forth below for the period ended December 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust Income & Value Trust , or Acquired Fund, into the John Hancock Trust American Asset Allocation Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated June 30, 2007. The merger is intended to consolidate the Acquired Fund, which is advised by John Hancock Investment Management Services, LLC (“JHIMS”) and subadvised by Capital Guardian Trust Company (“CGTC”), with the Acquiring Fund which is a “feeder fund,” has no investment adviser or subadviser at the feeder level and invests in shares of a “master fund” which is advised by Capital Research Management Company, an affiliate of CGTC.
     The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.
     The Acquired Fund’s Investment Management fees are as follows; 0.80% of the first $500 million; and 0.75% of the excess over $500 million. The Acquiring Fund does not have an Investment Management fee.
     As of June 30, 2008, the net assets of: (i) the Acquired Fund were $398,932,404 and (ii) the Acquiring Fund were $793,792,509. The net assets of the combined fund as of June 30, 2008 would have been $1,192,724,913. Note that the Acquired Fund anticipates redemptions of approximately $33,938,000 in April 2009.
     On a pro forma basis for the year ended June 30, 2008, the proposed reorganization would result in a decrease in management fees charged of $3,880,750, and an increase in other operating expenses (including custodian fees, audit fees, and expenses of the underlying affiliated funds) of $6,769,784 on a pro forma basis for the year ended June 30, 2008, resulting in a $0.03 per share expense increase.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.
     Substantially all of the securities held by the Acquired Fund will have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.
     The merger is not expected to qualify as a tax free reorganization for federal income tax purposes, the transaction is not expected to be a taxable event for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Funds. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.
     At June 30, 2008, the Income & Value Trust and American Asset Allocation Trust had total capital loss carryforwards of $0 and $0, respectively.
     The Acquired Fund will pay the estimated reorganization costs of $153,000 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

4

Combination of Mid Cap Value Trust into Mid Value Trust
     The unaudited pro forma information provided herein should be read in conjunction with the annual report, dated December 31, 2007, and the semi-annual report, dated June 30, 2008, of John Hancock Trust Mid Cap Value Trust and John Hancock Trust Mid Value Trust, both of which are on file with the SEC and are available at no charge.
     The unaudited pro forma information set forth below for the period ended December 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust Mid Cap Value Trust , or Acquired Fund, into the John Hancock Trust Mid Value Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated June 30, 2007. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”), and sub-advised by T. Rowe Price Associates, Inc.
     The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund’s Investment Management fees are as follows; 0.90% of the first $200 million; 0.85% of the next $300 million; 0.825% of the excess over $500 million.
     The Acquiring Fund’s Investment Management fees are as follows; 1.050% of the first $50 million; 0.950% of excess over $50 million.
     As of June 30, 2008, the net assets of: (i) the Acquired Fund were $356,925,452 and (ii) the Acquiring Fund were $142,887,647. The net assets of the combined fund as of June 30, 2008 would have been $499,813,099.
     On a pro forma basis for the year ended June 30, 2008, the proposed reorganization would result in an increase in management fees charged of $452,027, and a decrease in other operating expenses (including custody fees and audit fees) of $16,726 on a pro forma basis for the year ended June 30, 2008, resulting in a less than $0.01 per share expense increase.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.
     Securities held by the Acquired Fund may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.
     The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.
     At June 30, 2008, the Mid Cap Value Trust and Mid Value Trust had total capital loss carryforwards of $0 and $0, respectively.
     The estimated reorganization costs of $100,000 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne pro-rata by the Acquired Fund ($65,696) and the Acquiring Fund ($34,304) base upon the net assets of each trust as of October 31, 2008. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

Combination of Small Company Trust into Small Company Value Trust

Omitted pursuant to Item 14.2 of SEC Form N-14.

Combination of Classic Value Trust into Equity-Income Trust

Omitted pursuant to Item 14.2 of SEC Form N-14.

5